          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                     File No. 33-43058/811-06227

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ---------------------

                                    FORM N-6


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                      [ ]
                                PRE-EFFECTIVE AMENDMENT NO. ____                             [ ]
                                POST-EFFECTIVE AMENDMENT NO. 15                              [X]
                                               AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                              [ ]
                                AMENDMENT NO. 2                                              [X]
                                 (CHECK APPROPRIATE BOX OR BOXES.)


              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                           (EXACT NAME OF REGISTRANT)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                      1300 MERRILL LYNCH DRIVE, 2ND FLOOR
                          PENNINGTON, NEW JERSEY 08534
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 274-6900


             BARRY SKOLNICK, ESQ.                                       COPY TO:
  SENIOR VICE PRESIDENT AND GENERAL COUNSEL                      STEPHEN E. ROTH, ESQ.
     MERRILL LYNCH LIFE INSURANCE COMPANY                        MARY E. THORNTON, ESQ.
     1300 MERRILL LYNCH DRIVE, 2ND FLOOR                    SUTHERLAND ASBILL & BRENNAN LLP
         PENNINGTON, NEW JERSEY 08534                        1275 PENNSYLVANIA AVENUE, N.W.
   (NAME AND ADDRESS OF AGENT FOR SERVICE)                     WASHINGTON, DC 20004-2415


It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b).

     [X] on May 1, 2004 pursuant to paragraph (b).

     [ ] 60 days after filing pursuant to paragraph (a)(1).
     [ ] on ____________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                             ---------------------

                     TITLE OF SECURITIES BEING REGISTERED:
 UNITS OF INTEREST IN MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------

    SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    Issued by
    MERRILL LYNCH LIFE INSURANCE COMPANY
    Through
    MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
    Offered through                                                                PROSPECTUS
    MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED                             MAY 1, 2004
       Home Office                          Service Center
       Little Rock, Arkansas           4804 Deer Lake Drive East
       72201                          Jacksonville, Florida 32246
                                            1-800-354-5333
--------------------------------------------------------------------


This Prospectus describes a single premium variable life insurance policy (the "Policy") issued by Merrill Lynch Life Insurance Company ("we," "our," or "us"). WE DO NOT CURRENTLY OFFER THE POLICY FOR SALE TO NEW PURCHASERS. The Policy offers a choice of investments and an opportunity for the Policy's investment base, net cash surrender value, and death benefit to grow based on investment results of the investment divisions of the Merrill Lynch Life Variable Life Separate Account II (the "Separate Account") in which you invest. The Policy provides life insurance, with a life insurance benefit (the death benefit) payable if the insured dies while the Policy is in force. We guarantee that regardless of investment results, insurance coverage will continue until the insured's attained age 100, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the single premium (sometimes referred to as the "initial premium"). During this guarantee period, we will terminate the Policy only if any loan debt exceeds certain Policy values. After the guarantee period ends, the Policy will remain in effect as long as the net cash surrender value is sufficient to cover all charges due.



INVESTING IN THE POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUM. We don't guarantee any minimum cash surrender value, or guarantee that Policy values will increase. Depending on the investment results of the investment divisions you select, the investment base, the net cash surrender value, and the death benefit may go up or down (although the death benefit will never be less than the face amount). You bear the investment risk under the Policy. YOU MAY BE REQUIRED TO MAKE ADDITIONAL PAYMENTS TO KEEP THE POLICY IN FORCE. The Policy is not suitable as a short-term savings vehicle.


This Prospectus provides basic information that a prospective policy owner should know before investing. You should keep this Prospectus for future reference. You should consider whether the Policy is suitable for you in light of your life insurance needs, including other insurance you already own.

REPLACING YOUR EXISTING LIFE INSURANCE WITH THE POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OF OR MAINTAIN THE POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

AN INVESTMENT IN THE POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The investment divisions in the Separate Account are currently available for investment in shares of portfolios of the following funds (the "Funds") or in specific units of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Trusts"):

[ ]  MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
[ ]  MERRILL LYNCH SERIES FUND, INC.
[ ]  MLIG VARIABLE INSURANCE TRUST

[ ]  AIM VARIABLE INSURANCE FUNDS

[ ]  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

[ ]  MFS(R) VARIABLE INSURANCE TRUST(SM)


The specific portfolios of the Funds and units of the Trusts available under the Policy are listed on the following page.

A prospectus for each of the Funds and the Trusts must accompany this Prospectus. Please read these documents before investing and save them for future reference.

                     THE SECURITIES AND EXCHANGE COMMISSION
 (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS
                      PROSPECTUS IS ACCURATE OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios of the Funds and units of the Trusts are currently available under the Policy:

[ ]  MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
      Basic Value V.I. Fund
      Global Growth V.I. Fund
      Index 500 V.I. Fund
      International Value V.I. Fund
      Large Cap Growth V.I. Fund
      Large Cap Value V.I. Fund
      Small Cap Value V.I. Fund
      Utilities and Telecommunications V.I. Fund

[ ]  MERRILL LYNCH SERIES FUND, INC.
      Balanced Capital Strategy Portfolio
      Large Cap Core Strategy Portfolio
      Core Bond Strategy Portfolio
      Fundamental Growth Strategy Portfolio
      Global Allocation Strategy Portfolio
      High Yield Portfolio
      Intermediate Government Bond Portfolio
      Money Reserve Portfolio

[ ]  MLIG VARIABLE INSURANCE TRUST
      Roszel/Delaware Trend Portfolio
      Roszel/PIMCO CCM Capital Appreciation Portfolio

[ ]  MERRILL LYNCH FUND OF STRIPPED ("ZERO")
     U.S. TREASURY SECURITIES
      Ten maturity dates ranging from February 15, 2005-February 15, 2019

[ ]  AIM VARIABLE INSURANCE FUNDS
      AIM V.I. Capital Appreciation Fund
      AIM V.I. Premier Equity Fund

[ ]  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
      AllianceBernstein Premier Growth Portfolio


[ ]  MFS(R) VARIABLE INSURANCE TRUST(SM)

      MFS(R) Emerging Growth Series

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


POLICY BENEFITS/RISKS SUMMARY...............................     1
  Policy Benefits...........................................     1
     The Policy in General..................................     1
     Premiums and Additional Payments.......................     1
     Death Benefit..........................................     2
     Surrenders.............................................     2
     Reallocations..........................................     2
     Dollar Cost Averaging Program..........................     2
     Loans..................................................     2
     Guarantee Period.......................................     3
  Policy Risks..............................................     3
     Risk of Poor Investment Performance....................     3
     Risk of Short-Term Investing...........................     3
     Risk of Lapse..........................................     3
     Tax Risks..............................................     3
     Surrender Risks........................................     4
     Loan Risks.............................................     4
     Risk of Increase in Current Fees and Expenses..........     4
  Portfolio Risks...........................................     4

FEE TABLE...................................................     5

MERRILL LYNCH LIFE INSURANCE COMPANY........................     8

THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS.............     8
  The Separate Account......................................     8
     Changes Within the Separate Account....................     8
  The Funds.................................................     9
     Investment Objectives of the Portfolios................    10
     Resolving Material Conflicts...........................    14
     Administrative Service Arrangements....................    14
  The Trusts................................................    14
  Voting Rights.............................................    15

THE POLICY..................................................    16
     Availability...........................................    16
     Who May be Covered.....................................    16
     Guarantee Period.......................................    16
     Right to Cancel ("Free Look" Period)...................    16
     Right to Exchange the Policy...........................    17
     Tax-Free "Section 1035" Exchanges......................    17
     State Variations.......................................    17
     Ownership Rights.......................................    17
     Policy Changes (Applicable Federal Tax Law)............    18

PREMIUMS....................................................    18
  Initial Premium...........................................    18
     Minimum................................................    18
     Selecting the Initial Face Amount......................    18
  Making Additional Payments................................    18
     Effect of Additional Payments..........................    19
  Investment Base Allocations...............................    19
     Investment Base Allocation During the "Free Look"
      Period................................................    19
     Changing the Allocation................................    19
     Trust Allocations......................................    19


POLICY VALUES...............................................    20
  Separate Account Index....................................    20
  Investment Base...........................................    20
  Cash Surrender Value......................................    21
  Net Cash Surrender Value..................................    21
  Tabular Value.............................................    21

CHARGES AND DEDUCTIONS......................................    22
  Charges Deducted from the Investment Base.................    22
     Deferred Policy Loading................................    22
     Mortality Cost (Cost of Insurance).....................    23
     Reallocation Charges...................................    24
     Net Loan Cost..........................................    24
  Charges to the Separate Account...........................    24
     Mortality and Expense Risk Charge......................    24
  Charges to Divisions Investing in the Trusts..............    24
  Rider Charges.............................................    25
  Portfolio Expenses........................................    25

DEATH BENEFIT...............................................    25
  Death Benefit Proceeds....................................    25
  Variable Insurance Amount.................................    25
  Net Single Premium Factor.................................    26
  Payment of Death Benefit Proceeds.........................    26
  Income Plans..............................................    26

SUPPLEMENTAL BENEFITS (RIDERS)..............................    27

SURRENDERS..................................................    28

WHEN WE MAKE PAYMENTS.......................................    28

REALLOCATIONS...............................................    28
  Reallocating the Investment Base..........................    28
  Disruptive Trading........................................    29
  Dollar Cost Averaging.....................................    29
     Minimum Amounts........................................    30
     When We Make DCA Transfers.............................    30

LOANS.......................................................    30
  Policy Loans..............................................    30
  Requesting a Loan.........................................    31
  Effect on Death Benefit and Cash Surrender Value..........    31
  Loan Value................................................    31
  Interest..................................................    31

TELEPHONE REQUESTS..........................................    31

POLICY TERMINATION..........................................    32
  Guarantee Period..........................................    32
  When the Guarantee Period is Less Than for Life...........    32
  Reinstatement.............................................    33
  Maturity Proceeds.........................................    33

TAX CONSIDERATIONS..........................................    33
  Introduction..............................................    33
  Tax Status of the Policy..................................    33
  Diversification Requirements..............................    34
  Policy Loans..............................................    34
  Tax Treatment of Policy Loans and Other Distributions.....    34


  Aggregation of Modified Endowment Contracts...............    35
  Taxation of Single Premium Immediate Annuity Rider........    35
  Other Transactions........................................    35
  Other Taxes...............................................    36
  Ownership of Policies by Non-Natural Persons..............    36
  Other Tax Considerations..................................    36
  Split-Dollar Arrangements.................................    36
  Tax Shelter Regulations...................................    37
  Foreign Tax Credits.......................................    37
  Alternative Minimum Tax...................................    37
  Withholding...............................................    37
  Possible Tax Law Changes..................................    37
  Our Income Taxes..........................................    37

ADDITIONAL INFORMATION......................................    38
  Selling the Policy........................................    38
  Legal Proceedings.........................................    38
  Financial Statements......................................    38

GLOSSARY....................................................    39

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................    40

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This summary provides only a brief overview of the more important benefits and risks of the Policy. More detailed information about the Policy appears later in this Prospectus and in the Statement of Additional Information. For your convenience, we have provided a Glossary at the end of the Prospectus that defines certain words and phrases used in the Prospectus.

                                POLICY BENEFITS

THE POLICY IN GENERAL

POLICY AVAILABILITY. We are not currently offering the Policy for sale to new purchasers.


NON-TAXABLE DEATH BENEFIT. The Policy offers the potential of insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. We believe the Policy generally provides at least the minimum death benefit required under Federal tax law (although there is little guidance and some uncertainty as to how the tax law requirements apply to certain innovative features of the Policies). Assuming the Policy satisfies the applicable requirements, the Policy should provide an important tax benefit in that its death benefit generally should not be subject to income tax.



TAX-DEFERRED ACCUMULATION. The Policy gives you the opportunity for tax-deferred accumulation of your cash value, where any increases in the Policy's cash value generally are not taxable until distributed from the Policy. The Policy's cash value will increase or decrease depending on the investment performance of the investment divisions, the single premium you pay, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions (such as reallocations among investment divisions).


PERSONALIZED ILLUSTRATIONS. Illustrations used in connection with the purchase of the Policy are based on hypothetical investment rates of return. We don't guarantee these rates. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.


INVESTMENT BASE. A Policy's investment base is the amount available for investment in the Separate Account at any time. On the policy date (usually the next business day after our Service Center receives your single premium), the investment base is equal to the single premium. Afterwards, it varies daily based on the investment performance of your selected investment divisions (and any additional payments you make, the fees and charges we deduct, and the effect of any Policy transactions). You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Policy by allocating the investment base to two or more investment divisions.


INVESTMENT DIVISIONS. Your initial premium and any additional payments are invested in investment divisions of the Separate Account. Generally, until the end of the "free look" period, we will invest your initial premium in the investment division of the Separate Account investing in the Money Reserve Portfolio. Afterwards, you may reallocate your investment base to up to five of the investment divisions. Investment returns from amounts allocated to the investment divisions will vary with the investment experience of these investment divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS.

PREMIUMS AND ADDITIONAL PAYMENTS

SINGLE PREMIUM AND ADDITIONAL PAYMENTS. You pay a single premium. After the end of the "free look" period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit an application when you make additional payments.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE. Once you receive the Policy, review it carefully to make sure it is what you want. Generally, you may return the Policy for a refund within ten days after you receive it. Some states allow a longer period of time to return the Policy. If required by your state, you may return the Policy within the later of ten days after receiving it or 45 days from the date the application is completed. If you return the Policy during the "free look" period, we will refund your single premium and any additional payments without interest. You also may exchange your Policy within 18 months for a policy with benefits that do not vary with the investment results of a separate account.

DEATH BENEFIT


As long as the Policy remains in force, we will pay a death benefit to the beneficiary upon the death of the insured. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases on each policy processing date, depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions.


We will reduce any death benefit proceeds by the amount of any loan debt and any overdue charges if the Policy is in a grace period.

SURRENDERS

You may surrender your Policy at any time and receive the net cash surrender value. On a policy processing date that is also your policy anniversary, the net cash surrender value equals the investment base minus the balance of any deferred policy loading not yet deducted. If we calculate the net cash surrender value on a date that is not a policy processing date, we also subtract a pro-rata mortality cost. If we calculate the net cash surrender value on a date that is not a policy anniversary and you have loan debt, we also will subtract any pro-rata net loan cost. A surrender may have tax consequences.

You may not make partial withdrawals under the Policy.

REALLOCATIONS


Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We'll notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. We may impose restrictions on reallocations by policy owners engaging in disruptive trading activities.


DOLLAR COST AVERAGING PROGRAM

The Policy offers an optional transfer feature called Dollar Cost Averaging ("DCA"). This feature allows you to make automatic monthly transfers from the Money Reserve investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than five divisions. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

LOANS

You may borrow money from us, using your Policy as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS TREATED AS A NEW LOAN (CAPITALIZED) AND ADDED TO THE OUTSTANDING LOAN AMOUNT. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of the cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences.

GUARANTEE PERIOD


We guarantee that the Policy will stay in force until the insured's attained age 100, or for a shorter guarantee period depending on the face amount selected for a given premium. We won't cancel the Policy during the guarantee period unless the loan debt exceeds certain Policy values. We hold a reserve in our general account to support this guarantee. After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date won't cover the charges due.


                                  POLICY RISKS

RISK OF POOR INVESTMENT PERFORMANCE


Since you invest your investment base in one or more investment divisions, you will be subject to the risk that investment performance will be unfavorable and that your investment base will decrease. You COULD lose everything you invest and your Policy could lapse without value, unless you make additional payments or are within the guarantee period (and you have no loan debt outstanding). In addition, we deduct Policy fees and charges from your investment base, which can significantly reduce your investment base. During times of poor investment performance, this deduction will have an even greater impact on your investment base.


RISK OF SHORT-TERM INVESTING


The Policy is designed to be long-term in nature in order to provide life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time and do not anticipate needing periodic access to your cash value, since partial withdrawals are not permitted under the Policy. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


RISK OF LAPSE

Your Policy will enter a 61-day pre-lapse grace period if: (1) during the guarantee period, any loan debt exceeds certain Policy values; or (2) after the guarantee period ends, the net cash surrender value on a policy processing date is insufficient to cover all charges due. If you do not make a sufficient payment during this grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Loans, any increase in current Policy charges, and/or poor investment returns could increase your risk of lapse. A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

If we cancel a Policy, you may reinstate it while the insured is still living, subject to certain conditions.

TAX RISKS


A Policy must satisfy certain requirements under Federal tax law in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. The manner in which these requirements should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus create some uncertainty about the application of the tests to the Policy. Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This means that:


   - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

   - the policy owner should not be considered in constructive receipt of the Policy's cash surrender value, including any increases, until actual cancellation of the Policy.

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs, depending on the total amount of premiums paid under the policy. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, surrenders and loans taken before you reach age 59 1/2. These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if certain changes are made in the Policy at any time. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy's current tax treatment.

If you do preserve your Policy's current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you, and pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy.

SURRENDER RISKS

There may be tax consequences if you decide to surrender your Policy.

LOAN RISKS

A Policy loan, whether or not repaid, will affect the investment base over time because we subtract the amount of the loan from your investment base and hold it as collateral in our general account. Accordingly, the loan collateral does not participate in the investment results of the investment divisions. This collateral earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter. While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, IT IS TREATED AS A NEW LOAN AND WE ADD IT TO THE UNPAID LOAN AMOUNT. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the investment divisions and the interest rate charged against and credited to the amount held in the general account as collateral, the effect could be favorable or unfavorable.

We reduce the amount of any loan debt from the amount payable on surrender of the Policy and from any death benefit payable. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken, and adverse tax consequences could result.

RISK OF INCREASE IN CURRENT FEES AND EXPENSES


Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to make additional payments to keep the Policy in force unless your Policy is in the guarantee period and you have no loan debt outstanding.


                                PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each Fund's prospectus and the Trusts' prospectus. Please refer to the Funds' and Trusts' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following tables describe the fees and charges that a policy owner will pay when buying and owning the Policy. If the amount of a charge depends on the personal characteristics of the insured or the policy owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.

The first table describes the fees and charges that a policy owner will pay when he or she buys the Policy, makes additional payments, or reallocates investment base among the investment divisions of the Separate Account.


--------------------------------------------------------------------------------------------------
                                         TRANSACTION FEES
--------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED(1)
                                                                   -------------------------------
                                                                     GUARANTEED
               CHARGE                   WHEN CHARGE IS DEDUCTED    MAXIMUM CHARGE   CURRENT CHARGE
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON
PREMIUMS (DEFERRED POLICY LOADING)(2)
--------------------------------------------------------------------------------------------------
    SALES LOAD                         In equal installments on     4.0% of the      4.0% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
--------------------------------------------------------------------------------------------------
    FIRST YEAR ADMINISTRATIVE EXPENSE  In equal installments on     0.5% of the      0.5% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
                                       received during the first
                                              policy year
--------------------------------------------------------------------------------------------------
    PREMIUM TAX CHARGE                 In equal installments on     2.5% of the      2.5% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
--------------------------------------------------------------------------------------------------
REALLOCATION CHARGE                    On the policy processing        $25(3)            None
                                       date on or next following
                                        a change in investment
                                            base allocation
--------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:
--------------------------------------------------------------------------------------------------
    SINGLE PREMIUM IMMEDIATE ANNUITY      Upon receipt of the        5% of the        5% of the
    RIDER                                   single premium         single premium   single premium
                                                                   to be applied    to be applied
                                                                    to the Rider     to the Rider
--------------------------------------------------------------------------------------------------
    CHANGE OF INSURED RIDER                  Upon exercise           $1.50 per        $1.50 per
                                                                   $1,000 of face   $1,000 of face
                                                                   amount with a    amount with a
                                                                   minimum charge   minimum charge
                                                                   of $200 and a    of $200 and a
                                                                   maximum charge   maximum charge
                                                                     of $1,500        of $1,500
--------------------------------------------------------------------------------------------------


-------------------------------
(1) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

(2) Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

(3) We will not assess the reallocation charge for the first five changes in investment base allocation made each policy year.

The table below describes the fees and charges that a policy owner will pay periodically during the time he or she owns the Policy, not including Fund or Trust fees and expenses.


----------------------------------------------------------------------------------------------------------
                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED(4)
                                                                   ---------------------------------------
                                                                       GUARANTEED
               CHARGE                   WHEN CHARGE IS DEDUCTED      MAXIMUM CHARGE       CURRENT CHARGE
----------------------------------------------------------------------------------------------------------
COST OF INSURANCE (MORTALITY COST)(5)  On each policy processing date after the policy
                                                 date

   ]  Minimum Charge                                                $0.26 per $1,000     $0.25 per $1,000
                                                                     of net amount        of net amount
                                                                        at risk            at risk plus
                                                                                              $12.50

   ]  Maximum Charge                                               $333.33 per $1,000   $249.75 per $1,000
                                                                     of net amount        of net amount
                                                                        at risk            at risk plus
                                                                                              $12.50

   ]  Charge for a male, attained age                               $5.29 per $1,000     $5.01 per $1,000
      60, in the simplified aggregate                                of net amount        of net amount
      underwriting class                                                at risk         at risk plus $8.75
----------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE                Daily               Equivalent to        Equivalent to
                                                                   0.60% (annually at   0.60% (annually at
                                                                    the beginning of     the beginning of
                                                                   the year) of daily   the year) of daily
                                                                   net assets in each   net assets in each
                                                                       investment           investment
                                                                    division of the      division of the
                                                                    Separate Account     Separate Account
                                                                    in which you are     in which you are
                                                                        invested             invested
----------------------------------------------------------------------------------------------------------
TRUST CHARGE                                     Daily               Equivalent to        Equivalent to
                                                                   0.50% (annually at   0.34% (annually at
                                                                    the beginning of     the beginning of
                                                                   the year) of daily   the year) of daily
                                                                   net assets in each   net assets in each
                                                                       investment           investment
                                                                     division that        division that
                                                                     invests in the       invests in the
                                                                    Trusts, in which     Trusts, in which
                                                                    you are invested     you are invested
----------------------------------------------------------------------------------------------------------
NET LOAN COST(6)                            On each policy         0.75% of the loan    0.75% of the loan
                                              anniversary             debt on the          debt on the
                                                                    previous policy      previous policy
                                                                   anniversary during   anniversary during
                                                                     the first ten        the first ten
                                                                     policy years,        policy years,
                                                                      adjusted for         adjusted for
                                                                    subsequent loans     subsequent loans
                                                                        and loan             and loan
                                                                       repayments           repayments
----------------------------------------------------------------------------------------------------------


-------------------------------

(4) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.


(5) Mortality cost charges vary based on the insured's underwriting class, sex, attained age, and the Policy's net amount at risk. The mortality cost charge generally increases as the insured ages. The mortality cost charges shown in the table may not be typical of the charges you will pay. We guarantee that the mortality cost rates will not exceed the guaranteed maximum morality cost rates set forth in your Policy. You can obtain more information about your mortality cost charges by contacting our Service Center. The mortality cost charge is assessed until the insured's attained age 100.

(6) The net loan cost equals the difference between the interest charged and the earnings on the amount held as collateral in the general account. After the first ten policy years, the net loan cost equals 0.60%.

The next two tables describe the portfolio fees and expenses that a policy owner will pay periodically during the time that he or show owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each Fund and the Trusts.


The following table shows the minimum and maximum Annual Portfolio Operating Expenses charged by any of the portfolios for the fiscal year ended December 31, 2003.

RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of each portfolio's average net assets):


--------------------------------------------------------------------------------
                                                               MINIMUM   MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all
expenses that are deducted from portfolio assets, including
management fees, 12b-1 fees, and other expenses)                .38%      1.36%
--------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all
expenses that are deducted from portfolio assets, including
management fees, 12b-1 fees, and other expenses - after any
contractual waivers or reimbursements of fees and
expenses)(8)                                                    .38%      1.15%
--------------------------------------------------------------------------------


For information concerning compensation paid in connection with the sale of the Policy, see "Additional Information - Selling the Policy."

-------------------------------

(7) The Fund and Trust expenses used to prepare this table were provided to us by the Funds and the Trusts. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

(8) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than December 31, 2004. For more information about these arrangements, consult the prospectuses for the Funds.

MERRILL LYNCH LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


We are a stock life insurance company located at 1300 Merrill Lynch Drive, 2nd Floor, Pennington, New Jersey 08534, organized under the laws of the State of Washington on January 27, 1986 and redomesticated under the laws of the State of Arkansas on August 31, 1991. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. We are authorized to sell life insurance and annuities in 49 states, Puerto Rico, Guam, the U.S. Virgin Islands and the District of Columbia.


THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE SEPARATE ACCOUNT


Tandem Insurance Group, Inc. ("Tandem") established the Separate Account, a separate investment account, on November 19, 1990. We acquired it on October 1, 1991 by merger. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). This registration does not involve any supervision by the SEC over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the Federal securities laws. We use the Separate Account to support the Policy as well as other variable life insurance policies we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.


We own all of the assets in the Separate Account. We keep the Separate Account's assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

Obligations to policy owners and beneficiaries that arise under the Policy are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Policy, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account's assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our general account.

The investment divisions in the Separate Account are available for investment in shares of portfolios of the following Funds and Trusts:

   -  Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds");
   -  Merrill Lynch Series Fund, Inc. (the "Series Fund");
   -  MLIG Variable Insurance Trust ("MLIG Trust")
   -  Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities;
   -  AIM Variable Insurance Funds (the "AIM V.I. Funds");
   -  AllianceBernstein Variable Products Series Fund, Inc. (the
      "AllianceBernstein Fund"); and
   -  MFS(R) Variable Insurance Trust(SM) (the "MFS Trust").

For more information, see "The Funds" and "The Trusts" below. You'll find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying prospectuses and statements of additional information. Read these carefully before investing, along with this Prospectus.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may add new investment divisions. We can also close or eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests without your consent. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Policy or, in our sole discretion, for any other reason. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would obtain approval from the Arkansas State Insurance Department and the SEC and any other required approvals before making such a substitution. A new or substituted portfolio may have different fees and expenses and its availability may be limited to certain classes of purchasers. Substitution may be made with respect to existing investment base or the investment of future additional payments, or both for some or all classes of Policies. Furthermore, we may close investment divisions to allocation of additional payments or investment base, or both, for some or all classes of Policies at any time in our sole discretion.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also can:

   -  deregister the Separate Account under the 1940 Act;
   -  operate the Separate Account as a management company under the 1940 Act;
   - restrict or eliminate any voting rights of policy owners, or other persons who have voting rights as to the Separate Account; and
   -  combine the Separate Account with other separate accounts.

                                   THE FUNDS

Each division of the Separate Account invests exclusively in shares of a designated portfolio of a Fund (or in specific units of the Trusts, as discussed below in "The Trusts"). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.

Although the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, portfolio expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios or Funds available only through the Policy have names similar to funds not available through the Policy. The performance of any fund not available through the Policy is not indicative of performance of the similarly named portfolio or Fund available through the Policy.

An investment in a division, or in any portfolio, including the Money Reserve Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Reserve Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the Money Reserve Portfolio division may become extremely low and possibly negative.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PROSPECTUSES FOR THE FUNDS THAT ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE FUNDS' PROSPECTUSES CAREFULLY.

THE VARIABLE SERIES FUNDS

The Variable Series Funds is registered with the SEC as an open-end management investment company and its investment adviser is Merrill Lynch Investment Managers, L.P. ("MLIM"). Eight of its portfolios are currently available through the Separate Account. Two of its other portfolios (the American Balanced V.I. Fund and the Global Allocation V.I. Fund) are now closed to further investment. The investment objectives and certain investment policies of these Variable Series Funds portfolios are described below.

AMERICAN BALANCED V.I. FUND seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities.

Effective following the close of business on April 27, 2001, the investment division corresponding to the American Balanced V.I. Fund was closed to allocations of premiums and investment base.

BASIC VALUE V.I. FUND seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.


GLOBAL ALLOCATION V.I. FUND seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers. The Fund seeks to achieve its objective by investing primarily in securities of issuers located in North and South America, Europe, Australia and the Far East.



Effective following the close of business on November 21, 2003, the Merrill Lynch Developing Capital Markets V.I. Fund was merged with and into this Fund, and the investment division corresponding to the Global Allocation V.I. Fund was closed to allocations of premiums and investment base.


GLOBAL GROWTH V.I. FUND seeks long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of issuers located in various countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

INDEX 500 V.I. FUND seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index(R)").

INTERNATIONAL VALUE V.I. FUND seeks to provide current income and long-term growth of income, accompanied by growth of capital. In investing the Fund's assets, the investment adviser follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus would have a lower price than their true worth.

Effective following the close of business on November 21, 2003, the Mercury International Value V.I. Fund of the Mercury Variable Trust was merged with and into this Fund.


LARGE CAP GROWTH V.I. FUND seeks long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management believes have good prospects for earnings growth.

Effective following the close of business on November 21, 2003, the Merrill Lynch Large Cap Growth V.I. Fund of the Mercury V.I. Funds, Inc. was merged with and into this Fund.


LARGE CAP VALUE V.I. FUND seeks long-term capital growth by investing primarily in large cap equity securities that Fund management believes are undervalued.



SMALL CAP VALUE V.I. FUND seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small cap companies and emerging growth companies that Fund management believes have special investment value. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities.



UTILITIES AND TELECOMMUNICATIONS V.I. FUND seeks both capital appreciation and current income through investment of at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of Fund management, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.


The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLIM. MLIM and Merrill Lynch Life Agency Inc. have entered into a Reimbursement Agreement that limits the operating expenses paid by each portfolio of the Variable Series Funds in a given year to 1.25% of its average net assets. (See the "Fee Table.")

THE SERIES FUND

The Series Fund is registered with the SEC as an open-end management investment company and its investment adviser is MLIM. Eight of its mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the Series Fund portfolios are described below.


BALANCED CAPITAL STRATEGY PORTFOLIO seeks high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, intermediate and long-term debt securities and money market securities.


LARGE CAP CORE STRATEGY PORTFOLIO seeks long-term growth of capital and income, plus moderate current income. It primarily invests in common stocks of companies the adviser selects from among those included in the Russell 1000 Index(R).


CORE BOND STRATEGY PORTFOLIO primarily seeks to provide a high level of current income. In addition, the Portfolio seeks capital appreciation when consistent with the primary objective. In seeking to achieve these objectives, under normal circumstances the Portfolio invests at least 80% of the value of its total assets in debt securities of any kind and maturity that have an investment grade rating within the four highest grades of a Nationally Recognized Statistical Rating Organization, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").


FUNDAMENTAL GROWTH STRATEGY PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of companies with the potential to achieve above-average earnings growth.

GLOBAL ALLOCATION STRATEGY PORTFOLIO seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

Effective following the close of business on November 21, 2003, the Natural Resources Portfolio of the Merrill Lynch Series Fund was merged with and into this Fund.


HIGH YIELD PORTFOLIO primarily seeks a high level of current income. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing at least 80% of the value of its total assets in fixed-income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").

INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a dollar-weighted average maturity of six to eight years.

MONEY RESERVE PORTFOLIO seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities. Although the Money Reserve Portfolio seeks to preserve capital, it is possible to lose money by investing in this Portfolio. During extended periods of low interest rates, the yields of the investment division investing in the Money Reserve Portfolio also may become extremely low and possibly negative.

MLIM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940, as amended. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLIM. (See the "Fee Table.")

THE MLIG TRUST

The MLIG Trust is registered with the SEC as an open-end management investment company. It currently offers shares of two of its separate investment portfolios under the Policy. Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the MLIG Trust and each of its portfolios. As investment manager, Roszel Advisors is responsible for overall management of the MLIG Trust and for retaining subadvisers to manage the assets of each portfolio according to its investment objective and strategies. A summary of the investment objective and strategy for each Fund, and its subadviser, are set forth below.

ROSZEL/DELAWARE TREND PORTFOLIO seeks long-term capital appreciation. The Portfolio pursues its investment objective by investing at least 65% of its total assets in small capitalization equity securities of companies that the adviser believes have a potential for high earnings growth rates. The subadviser for the Fund is Delaware Management Company.


Effective following the close of business on November 21, 2003, shares of the Roszel/Delaware Trend Portfolio were substituted for shares of the AllianceBernstein Quasar Portfolio of the AllianceBernstein Fund. The AllianceBernstein Quasar Portfolio is no longer available under the Policy.



ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO. This Fund seeks long-term capital appreciation. The Fund pursues its investment objective by investing at least 65% of its total assets in large capitalization equity securities of companies that the adviser believes have a potential for high earnings growth rates. The subadvisers for the Fund are PIMCO Advisors Retail Holdings LLC and Cadence Capital Management LLC.



Effective following the close of business on November 21, 2003, shares of the Roszel/PIMCO CCM Capital Appreciation Portfolio were substituted for shares of the MFS(R) Research Series of the MFS Trust. The MFS(R) Research Series is no longer available under the Policy.


Roszel Advisors and each subadviser are registered as investment advisers under the Investment Advisers Act of 1940. Roszel Advisors is an indirect subsidiary of Merrill Lynch & Co., Inc. Roszel Advisors' principal business address is 1300 Merrill Lynch Drive, Pennington, New Jersey 08534. As the investment manager, it is paid fees by the Funds for its services. Roszel Advisors pays all subadvisory fees, not the Funds.

THE AIM V.I. FUNDS

The AIM V.I. Funds is registered with the SEC as an open-end management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Series I shares of two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives and strategies of the two available AIM V.I. Funds portfolios are described below.

AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital through investments in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. PREMIER EQUITY FUND seeks to achieve long-term growth of capital. Income is a secondary objective. The Fund invests normally at least 80% of its net assets in equity securities including convertible securities. The Fund also may invest in preferred stocks or debt instruments that have prospects for growth of capital.


AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 has served as an investment adviser since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, including the Funds, encompassing a broad range of investment objectives. The AIM V.I. Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See the "Fee Table.")


THE ALLIANCEBERNSTEIN FUND

The AllianceBernstein Fund is registered with the SEC as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate Account. The investment objectives and strategies of this AllianceBernstein Fund portfolio are described below.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth.

Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of AXA Financial, Inc., a holding company which is controlled by AXA, a French insurance holding company. The AllianceBernstein Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See the "Fee Table.")

THE MFS TRUST

The MFS Trust is registered with the SEC as an open-end management investment company and its investment adviser is MFS(R) Investment Management ("MFS"). One of its mutual fund portfolios is currently available through the Separate Account. The investment objectives and strategies of this portfolio are described below.

MFS(R) Emerging Growth Series will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See the "Fee Table.")

PLEASE READ THE ATTACHED PROSPECTUSES FOR THE FUNDS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

RESOLVING MATERIAL CONFLICTS

Shares of the Funds are currently sold to our separate accounts as well as separate accounts of ML Life Insurance Company of New York (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.), and insurance companies not affiliated with us to fund benefits under certain variable life insurance policies and variable annuity contracts. Shares of the Funds also may be sold to certain qualified plans.


It is possible that differences might arise between our Separate Account and one or more of the other separate accounts that invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policy owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio or unit for a portfolio or unit in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.


ADMINISTRATIVE SERVICE ARRANGEMENTS


The investment adviser of a Fund (or its affiliates) may pay compensation to us or our affiliates, which may be significant, in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policy. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policy and other policies that we or our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.15% to 0.375%.


                                   THE TRUSTS

The Trusts are intended to provide safety of capital and a competitive yield to maturity. The Trusts purchase at a deep discount U.S. Government-backed investments that make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Trust portfolios consist mainly of:

   - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;
   -  coupons stripped from U.S. debt obligations; and
   -  receipts and certificates for such stripped debt obligations and coupons.

The Trusts currently available are shown below:


                                                             TARGETED RATE
                                                              OF RETURN TO
                                                             MATURITY AS OF
TRUST                     MATURITY DATE                      MARCH 31, 2004
-----                   -----------------                   ----------------
2005                    February 15, 2005                        (0.99)%
2006                    February 15, 2006                        (0.93)%
2007                    February 15, 2007                         0.24%
2008                    February 15, 2008                         1.42%
2009                    February 15, 2009                         1.80%
2010                    February 15, 2010                         2.37%
2011                    February 15, 2011                         2.47%
2013                    February 15, 2013                         3.04%
2014                    February 15, 2014                         3.30%
2019                    February 15, 2019                         4.11%

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Trusts. MLPF&S provides a world-wide broad range of securities brokerage and investment banking services. It provides marketing services for us and is the principal underwriter of the Policy. We retain MLPF&S to provide services relating to the Policy under a distribution agreement. (See "Additional Information - Selling the Policy.")

The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts. (See "Charges and Deductions - Charges to Divisions Investing in the Trusts.")

TARGETED RATE OF RETURN TO MATURITY. Because the underlying securities in the Trusts will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Trust units. But because the Separate Account holds the units, we need to take into account the asset charge and the trust charge (described in "Charges and Deductions") in estimating the net rate of return. That rate depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Policy on that date, since it does not reflect the charges deducted from a Policy's investment base (described in "Charges and Deductions - Charges Deducted from the Investment Base").

Since the value of the Trusts' units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Trusts units and the net rate of return to maturity for the Separate Account will vary correspondingly.

PLEASE READ THE ATTACHED PROSPECTUS FOR THE TRUSTS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE TRUSTS.

                                 VOTING RIGHTS


We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds' shareholder meetings. However, we will vote all Fund shares attributable to Policies according to instructions we receive from policy owners. We will vote shares attributable to Policies for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Policies in the same proportion as shares in the respective divisions for which we received instructions. We may vote Fund shares in our own right if any Federal securities laws or regulations, or their present interpretation, change to permit us to do so.


We determine the number of shares attributable to you by dividing your Policy's investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory policy.

We also may disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

   -  contrary to state law;
   -  prohibited by state regulatory authorities; or
   - decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVAILABILITY

We are not currently offering the Policy for sale to new purchasers. When we offered the Policy, we issued it for an insured up to age 75. The minimum single payment for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000. Subject to certain conditions, you may make additional unplanned payments (See "Premiums - Making Additional Payments.")

WHO MAY BE COVERED

We use two methods of underwriting:

   -  simplified underwriting, with no physical exam; and
   -  para-medical or medical underwriting with a physical exam.

The single premium and the age of the insured determine whether we do underwriting on a simplified or medical basis. The chart below shows the maximum premium that we'll underwrite on a simplified basis:

 AGE                    MAXIMUM
 ---                    --------
0-14                    $ 25,000
15-29                     50,000
30-39                     75,000
40-49                    100,000
50-75                    150,000

However, if you select the maximum face amount (see "Premiums - Selecting the Initial Face Amount"), we take the anticipated net amount at risk at the time of issue into account in determining the method of underwriting.

We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions, and which determine the guaranteed mortality rates we use in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Policies either in the standard or non-smoker underwriting class. We also may issue Policies on insureds in a "substandard" underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Charges and Deductions - Charges Deducted from the Investment Base."

GUARANTEE PERIOD

The guarantee period is the period of time we guarantee that the Policy will remain in force regardless of investment experience unless loan debt exceeds certain Policy values. We base the guarantee period on the payments made, the guaranteed maximum mortality rates in the Policy, the deferred policy loading, and a 4% annual interest assumption. This means that for a given payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

RIGHT TO CANCEL ("FREE LOOK" PERIOD)

You may cancel your Policy during the "free look" period by returning it for a refund. Generally, the "free look" period ends 10 days after you receive the Policy. Some states allow a longer period of time to return the Policy. If required by your state, the "free look" period ends the later of 10 days after you receive the Policy and 45 days from the date you execute the application. To cancel the Policy during the "free look" period, you must mail or deliver the Policy to our Service Center or to the registered representative who sold it. We will refund your initial premium and any additional payments made, without interest. We may require you to wait six months before applying for another policy.

Corporations that purchase one or more Policies at the same time with an aggregate single premium of at least $250,000, where the investment base has at all times been allocated in the division investing in the Money Reserve Portfolio and where no additional payments have been made nor policy loans taken, may cancel a Policy and receive the greater of the premium paid without interest and the net cash surrender value.

RIGHT TO EXCHANGE THE POLICY

Within 18 months of the issue date you may exchange your Policy for a policy with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Policy.

The new policy will have the same policy owner and beneficiary as those of the original Policy on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Policy. Any loan debt will be carried over to the new policy.

We won't require evidence of insurability to exchange for a new "fixed" policy.

TAX-FREE 'SECTION 1035' EXCHANGES


You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code of 1986, as amended (the "Code"). Before making an exchange, you should compare both policies carefully. It may not be in your best interest to exchange (or surrender, lapse, change, or borrow) from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. Charges for the Policy may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).


STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Policies. Your actual Policy and any endorsements are the controlling documents, and should be read carefully. If you would like to review a copy of the Policy or any endorsements, contact our Service Center.

OWNERSHIP RIGHTS

The policy owner is the insured, unless someone other than the insured has been named as the policy owner in the application. The policy owner has all rights and options described in the Policy, including changing the policy owner, assigning the Policy, naming beneficiaries, and changing the insured.

If you are not the insured, you may want to name a contingent policy owner. If you die before the insured, the contingent policy owner will own your interest in the Policy and have all your rights. If you don't name a contingent policy owner, your estate will then own your interest in the Policy at your death.

If there is more than one policy owner, we will treat the policy owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The policy owners must exercise their rights and options jointly, except that any one of the policy owners may reallocate the Policy's investment base by phone if the policy owner provides the personal identification code as well as the Policy number. One policy owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policy owners are entitled under the Policy.

POLICY CHANGES (APPLICABLE FEDERAL TAX LAW)


To receive the tax treatment accorded to life insurance under Federal income tax law, the Policy must qualify initially and continue to qualify as life insurance under the Code or successor law. We reserve the right to make changes in the Policy or its riders or to make distributions from the Policy to the extent necessary to continue to qualify the Policy as life insurance.


Any changes will apply uniformly to all Policies that are affected and you will be given advance written notice of such changes.

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                INITIAL PREMIUM

MINIMUM

To purchase a Policy, you had to complete an application and pay a premium. We required the premium to put the Policy into effect. The minimum single premium for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the premium required to purchase a face amount of at least $100,000. You may make additional payments, as described below.

SELECTING THE INITIAL FACE AMOUNT

Your initial premium determines the face amount. For a given initial premium you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured's entire life. The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured's age, sex, and underwriting class. As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.

                           MAKING ADDITIONAL PAYMENTS

After the end of the "free look" period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit a form when you make additional payments.

If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the Money Reserve Portfolio on the next business day after we receive it. Once we complete the underwriting and accept the payment, we will allocate the payment either according to your instructions or, if you don't give us instructions, proportionately to the investment base in the Policy's investment divisions.

EFFECT OF ADDITIONAL PAYMENTS

Currently, we will generally accept any additional payment not requiring evidence of insurability the day we receive it. On the date we accept an additional payment we will:

   -  increase the Policy's investment base by the amount of the payment; and
   - increase the deferred policy loading (see "Charges and Deductions - Charge Deducted from the Investment Base").

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in Policy values as described above. If mandated under applicable law, we may be required to reject a payment.

As of the policy processing date on or next following receipt and acceptance of an additional payment, we will reflect the payment in the calculation of the variable insurance amount (see "Death Benefit - Variable Insurance Amount") and increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured's lifetime or any subsequent additional payment will be used to increase the Policy's face amount.

If the insured dies after we receive and accept an additional payment and before the next policy processing date, we'll pay the beneficiary the larger of:

   - The amount of the death benefit we calculate as of the prior policy processing date plus the amount of the additional payment; and
   - The cash surrender value as of the date we receive and accept the additional payment multiplied by the net single premium factor as of such date (see "Death Benefit - Net Single Premium Factor").

We will reduce the death benefit by any loan debt and any overdue charges if the Policy is in a grace period.

Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment and we will return any excess amount to you. (See "Loans.")

                          INVESTMENT BASE ALLOCATIONS

INVESTMENT BASE ALLOCATION DURING THE "FREE LOOK" PERIOD

We will place the single premium you submit with your application in the investment division investing in the Money Reserve Portfolio as of the business day we receive the payment at our Service Center. Your application sets forth this designation. We won't make an allocation change during the "free look" period. Afterward, we'll reallocate the investment base to the investment divisions you've selected. You may invest in up to five of the investment divisions.

CHANGING THE ALLOCATION

Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We'll notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. To change your investment base allocation, call or write our Service Center. Any change in investment base allocation will be effective on the business day we record the change. A dollar cost averaging feature is also available. (See "Reallocations.")

TRUST ALLOCATIONS

If your investment base is in any of the Trusts, we'll notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you don't tell us, we'll move the proceeds to the investment division investing in the Money Reserve Portfolio, and it will not count as one of the five allocations in a policy year. When we receive a request for allocation, units of a specific Trust may no longer be available. Should this occur, we'll attempt to notify you immediately so that you can change the request.


POLICY VALUES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             SEPARATE ACCOUNT INDEX

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports we furnish to you). When we allocate your payments or investment base to an investment division (for example, due to a reallocation), we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When we transfer or deduct amounts out of an investment division (for example, due to a surrender or reallocation), we redeem units in a similar manner.

When we establish an investment division, we set an initial value for the separate account index (usually $10.00). The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period, and equals the index for the preceding valuation period multiplied by the experience factor for the current period.

The experience factor for an investment division's valuation period reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division. The factor is calculated as follows:

(1) We take the net asset value as of the end of the current valuation period of the portfolio in which the division invests.

(2) We add to (1) the amount of any dividend or capital gains distribution declared during the current valuation period for the investment portfolio. We subtract from that amount a charge for our taxes, if any.

(3) We divide (2) by the net asset value of the portfolio at the end of the preceding valuation period.

(4) We subtract a charge not to exceed the mortality and expense risk for each day in the valuation period.

(5) For divisions investing only in the Trusts, we subtract an additional charge not to exceed the daily Trust Charge for each day in the valuation period.

Calculations for investment divisions investing in the Funds are made on a per share basis. Calculations for investment divisions investing in the Trusts are on a per unit basis.

                                INVESTMENT BASE

A Policy's investment base is the sum of the amounts invested in each of the investment divisions. We adjust the investment base daily to reflect the investment performance of the investment divisions you've selected.

Certain charges and policy loans decrease the investment base. (See "Charges and Deductions - Charges Deducted from the Investment Base" and "Loans.") Loan repayments and additional payments increase it. You may elect in writing from which investment divisions loans are taken and to which investment divisions repayments and additional payments are added. If you don't make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions selected.

                              CASH SURRENDER VALUE


The cash surrender value may increase or decrease on any day, depending on the investment results for the investment divisions, any additional payments you make, the fees and charge we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions. No minimum amount is guaranteed.


We calculate the cash surrender value as follows:

ON THE POLICY DATE


The cash surrender value equals the investment base plus any loan debt less the deferred policy loading not yet collected.



ON EACH SUBSEQUENT POLICY PROCESSING DATE



The cash surrender value equals the investment base plus any loan debt, less the deferred policy loading not yet collected. On a policy processing date other than a policy anniversary, we also subtract the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year).


ON A DATE DURING A POLICY PROCESSING PERIOD


The cash surrender value equals the investment base plus any loan debt as of such date, less the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year), less the deferred policy loading not yet collected, less the pro-rata mortality cost since the last policy processing date, and less any administrative and other fees which would otherwise be deducted on the next policy processing date.


                            NET CASH SURRENDER VALUE


The net cash surrender value equals cash surrender value less any loan debt.



                                 TABULAR VALUE



The tabular value is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments, loading, and guarantee period (based on a 4% interest rate per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We deduct the charges described below to cover services and benefits we provide, costs and expenses we incur, and risks we assume under the Policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. For example, the sales load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge and mortality cost, in part to cover such expenses. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS
WE PROVIDE:         -  the death benefit, surrender and loan benefits under the
                    Policy
                    -  investment options, including investment allocations
                    -  administration of elective options
                    -  the distribution of reports to policy owners


COSTS AND EXPENSES
WE INCUR:           -  costs associated with processing and underwriting
                       applications, and issuing and administering the Policy
                    - overhead and other expenses for providing services and benefits
                    -  sales and marketing expenses
                    -  other costs of doing business, such as collecting
                       payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees


RISKS WE ASSUME
INCLUDE BUT ARE NOT
LIMITED TO:         -  that the mortality cost charges we deduct are
                       insufficient to meet our actual claims because insureds die sooner than we anticipate
                    -  that the costs of providing the services and benefits
                       under the Policy exceed the charges we deduct

                   CHARGES DEDUCTED FROM THE INVESTMENT BASE

DEFERRED POLICY LOADING

We assess a deferred policy loading of 7% of each payment made in the first year, and 6.5% of each payment made after the first year. Because the deferred policy loading is a percentage of each payment made, the greater the amount and frequency of payments you make, the greater the amount of the charge we will assess.

The deferred policy loading consists of a sales load, first year administrative expense (not assessed against additional payments we receive after the first policy year), and a premium tax charge.

SALES LOAD. The sales load is equal to a maximum of 4.0% of the single premium and any additional payments. It compensates us for sales expenses. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

FIRST YEAR ADMINISTRATIVE EXPENSE. The first year administrative expense is equal to a maximum of 0.5% of the single premium and any additional payments we receive in the first policy year. It compensates us for the expenses associated with issuing the Policies. We may reduce the first year administrative expense if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

We currently do not make any charges for administrative expenses beyond the first year. We will not impose any in the future.

PREMIUM TAX CHARGE. The state premium tax charge is equal to 2.5% of the single premium and any additional payments.

Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments (of 0.70% of each payment we receive during the first policy year and 0.65% of each payment thereafter) on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.


MORTALITY COST (COST OF INSURANCE)

We deduct a mortality cost, calculated as of the previous policy processing date, from the investment base on each policy processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage on the insured. The charge depends on a number of variables (e.g., the insured's underwriting class, sex (except for Montana and Massachusetts), attained age, and the Policy's net amount at risk) that will cause it to vary from Policy to Policy and from month to month.

The mortality cost is equal to:

           -  the current cost of insurance rate; multiplied by


           -  the Policy's net amount at risk.



Current mortality costs also include a flat fee component. We base the cost of insurance rates on each insured's underwriting class, sex, and attained age.



The net amount at risk may increase or decrease depending on the investment experience of the portfolios in which you are invested, any additional payments you make, the fees and charges deducted under the Policy, Policy riders, and any Policy transactions (such as loans). Therefore, mortality cost charges can increase or decrease.


Current mortality rates may be equal to or less than the guaranteed mortality rates. For insureds age 20 and over, current mortality rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. Mortality rates are generally higher for male insureds than for female insureds of the same age and underwriting class, and ordinarily increase with age.

We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in the Policy. We use the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table) for Policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (1980 CET Table) for Policies underwritten on a simplified basis to determine these maximum rates if the Policies are issued on insureds in a standard or non-smoker underwriting class. For Policies issued on substandard basis we use a multiple of the 1980 CSO Table. The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest.

Even though we can charge up to the 1980 CET Table, the current mortality rates we use for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.

To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent:

   - we ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class, or
   - the insured is underwritten under the simplified method but is not in the non-smoker class.

During the period between policy processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis.

During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting, in our calculation, the tabular value for the cash surrender value in determining the net amount at risk, and multiplying the net amount at risk by the guaranteed maximum mortality rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that we would have otherwise deducted.

REALLOCATION CHARGES

We currently allow you to change investment allocations as often as you wish without charge. However, we may deduct reallocation charges from your investment base if you change your investment base allocation more than five times per policy year. If we impose this charge, it will equal $25.00 for each allocation change you make during a policy processing period that exceeds five for the policy year. We will deduct this charge, which compensates us for the cost of processing the reallocations, on the policy processing date on or next following the reallocation.

NET LOAN COST

On each policy anniversary, if there has been any loan debt during the prior year, we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For the first ten policy years, the net loan cost equals 0.75% of the loan debt on the previous policy anniversary (taking into account any loans and repayments since then). After the first ten policy years, the net loan cost equals 0.60%. We will not increase the net loan cost. We take the net loan cost into account in determining the net cash surrender value of the Policy if the date of surrender is not a policy anniversary.

                        CHARGES TO THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

Each day we deduct an asset charge from each division of the Separate Account to cover our mortality, expense, and guaranteed benefits risks. The total amount of this charge is equivalent to 0.60% annually at the beginning of the year.

   - The mortality risk is the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned.

   - The expense risk is the risk we assume that it will cost us more to issue and administer the Policies than expected.

   - The guaranteed benefits risks are the risks we assume for potentially unfavorable investment results. One risk is that the Policy's net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Mortality Cost (Cost of Insurance)" above).

If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

                  CHARGES TO DIVISIONS INVESTING IN THE TRUSTS

We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge paid to the principal underwriter of the Policies, MLPF&S, when units are sold to the Separate Account. The trust charge is currently equivalent to 0.34% annually at the beginning of the year. We may increase it, but it won't exceed 0.50% annually at the beginning of the year. The charge is based on cost with no expected profit. We assess this charge in addition to the mortality and expense risk charge.

                                 RIDER CHARGES

We will deduct a charge if you add certain riders to your Policy. Each rider charge is summarized in the Fee Table in this Prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive.

                               PORTFOLIO EXPENSES

The value of the net assets of each investment division is reduced by the investment management fees and other expenses incurred by the corresponding portfolio in which the investment division invests. You pay these fees and expenses indirectly. See the table of Annual Portfolio Operating Expenses in this Prospectus and the Funds' and Trusts' prospectuses for further information on these fees and expenses.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the death benefit proceeds to the beneficiary when we receive all information needed to process the payment, including due proof of the insured's death. When we first receive reliable notification of the insured's death by a representative of the policy owner or the insured, we may transfer the investment base to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

DEATH BENEFIT
PROCEEDS EQUAL:     -  the death benefit, which is the larger of the current
                       face amount and the variable insurance amount; LESS
                    -  any loan debt; and LESS
                    -  any overdue charges if the Policy is in a grace period
                       (see "Policy Termination - When the Guarantee Period is
                       Less Than for Life").


The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the Policy qualified as life insurance under Federal income tax laws.


The amount we pay on death will be greater when we receive and accept an additional payment during a policy processing period and the insured dies prior to the next policy processing date. (See "Premiums - Making Additional Payments.")

We may further adjust the amount of the death benefit proceeds if: (1) we contest the validity of a Policy; (2) we contest the amount of the death benefit; (3) the insured commits suicide; or (4) the age or sex of the insured is stated incorrectly in the application.

                           VARIABLE INSURANCE AMOUNT


We determine the variable insurance amount on each policy processing date by multiplying the cash surrender value by the net single premium factor. Depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions, the cash surrender value, and thus the death benefit, may go up or down (although the death benefit will never be less than the face amount).

                           NET SINGLE PREMIUM FACTOR

The net single premium factor is based on the insured's sex, underwriting class, and attained age on the policy processing date. It decreases as the insured's age increases. As a result, the variable insurance amount will decrease in relationship to the Policy's cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. Your Policy contains a table of net single premium factors as of each anniversary.

                TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
                            ON POLICY ANNIVERSARIES

  STANDARD-SIMPLIFIED ISSUE         STANDARD MEDICAL ISSUE
-----------------------------   ------------------------------
ATTAINED                        ATTAINED
  AGE       MALE      FEMALE      AGE        MALE      FEMALE
--------   -------   --------   --------   --------   --------
    5      8.61444   10.08769       5      10.26605   12.37298
   15      6.45795    7.65253      15       7.41158    8.96292
   25      4.89803    5.70908      25       5.50384    6.48170
   35      3.59024    4.18342      35       3.97197    4.64894
   45      2.62620    3.06419      45       2.87749    3.36465
   55      1.97694    2.29528      55       2.14058    2.48940
   65      1.55349    1.75357      65       1.65786    1.87562
   75      1.28954    1.38615      75       1.35394    1.45952
   85      1.14214    1.17173      85       1.18029    1.21265


                       PAYMENT OF DEATH BENEFIT PROCEEDS


We will generally pay the death benefit proceeds to the beneficiary within seven days after we receive all the information needed to process the payment. We may delay payment, however, if: (1) we are contesting the Policy or the death benefit; (2) the insured has committed suicide; (3) the insured's age or sex has been stated incorrectly in the application; or (4) any of the circumstances described in "When We Make Payments" occur.

We will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.


                                  INCOME PLANS


We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a Separate Account. You may choose one or more income plans at any time during the insured's lifetime. If you haven't selected a plan, when the insured dies the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Policy for its net cash surrender value, you also may choose one or more income plans for payment of the proceeds.

We need to approve any plan where any income payment would be less than $100. Income plans include:

      - Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

      - Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%.

      - Income for a Fixed Period. We make payments in equal installments for up to 30 years.

      - Income for Life. We make payments in equal monthly installments as long as the named person is living. Other payment schedules may be available on request. Payments end completely when the named person dies.

      - Income for Life with a Fixed Period. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

      - Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

      - Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.


      - Joint Life Income with a Fixed Period. We make payments in monthly installments until the death of both named persons or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.


UNDER THE INCOME FOR LIFE AND JOINT LIFE INCOME OPTIONS, OUR POLICY OBLIGATION MAY BE SATISFIED WITH ONLY ONE PAYMENT IF AFTERWARD THE NAMED PERSON OR PERSONS DIES. IN ADDITION, ONCE IN EFFECT, SOME OF THE INCOME PLANS MAY NOT PROVIDE ANY SURRENDER RIGHTS.

Even if the death benefit under the Policy is excludible from income, payments under the income plan options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the income plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the income plans.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following supplemental benefits (riders) are available. The charge for these benefits, if any, is described in the "Fee Table."


SINGLE PREMIUM IMMEDIATE ANNUITY RIDER. If your state allows, you may have added a Single Premium Immediate Annuity Rider ("SPIAR") to your Policy. This rider provides you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we'll pay the rider value in a lump sum to the beneficiary under the Policy. For tax purposes, this payment won't be considered part of the life insurance death benefit.

       - If you surrender the rider before the end of the period, we'll pay you the rider value over five years or apply it to a lifetime income for you, as you choose.
       - If you are not the insured and you die before the income period ends, we'll pay the remaining payments to the new policy owner.
       - If you change the policy owner of the Policy, we will change the policy owner of the SPIAR to the new owner of the Policy.
       - If the Policy ends because the insured dies (where you are not the insured), because we terminate the Policy, or because you've cancelled it for its net cash surrender value, we'll continue the annuity under the same terms but under a separate written agreement. You can also choose one of the options available upon surrender of the rider.
       -  The rider won't have any effect on your Policy's loan value.
       -  We hold the reserves for this rider in our general account.

       - If you pledge, assign, or gift a Policy with a SPIAR, you may have tax consequences. We advise you to consult your tax advisor prior to effecting an assignment, pledge or gift of such a Policy.

CHANGE OF INSURED RIDER. This rider gives you the right to change the insured once each policy year as of a policy processing date.

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

SURRENDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may cancel the Policy at any time while the insured is living to receive the net cash surrender value in a lump sum or under an income plan. You must make the request in writing in a form satisfactory to us, and return the Policy to our Service Center. The surrender will take effect on the date the Policy and the request are sent to us. All rights to the death benefit will end on the date you send the written request to us. We will determine the net cash surrender value as of the date we receive the Policy and the signed request at our Service Center. Canceling the Policy may have tax consequences. (See "Tax Considerations.")

You may not make partial withdrawals under the Policy.

WHEN WE MAKE PAYMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We generally pay death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation within seven days after our Service Center receives all the information needed to process the payment. However, we may delay payment if it isn't practical for us to value or dispose of Trust units or Fund shares because:

       -  the New York Stock Exchange ("NYSE") is closed;
       -  trading on the NYSE is restricted;
       - the SEC declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or
       -  the SEC by order so permits for the protection of policy owners.

If you have submitted a recent check or draft, we have the right to defer payment of death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation until such check or draft has been honored.


Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a current policy owner's ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, surrenders, death benefits, loans, and income plan payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Policy to government regulators.


REALLOCATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                        REALLOCATING THE INVESTMENT BASE


You can reallocate your investment base either in writing in a form satisfactory to us or by telephone. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We may assess a charge for each allocation change in excess of five per policy year. If you request the reallocation by telephone, you must give your personal identification code as well as your Policy number. We will give a confirmation number over the telephone and then follow up in writing.

We will process each reallocation at the unit values next determined after we receive the reallocation request.


                               DISRUPTIVE TRADING



Frequent or short-term reallocations among investment divisions, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by policy owners. In particular, such reallocations may dilute the value of the Fund shares, interfere with the efficient management of the Funds' investments, and increase brokerage and administrative costs of the Funds. In order to try to protect our policy owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures ("Disruptive Trading Procedures"). We employ various means to try to detect such reallocation activity, such as periodically examining the number of reallocations and/or the number of "round trip" reallocations into and out of particular investment divisions made by policy owners within given periods of time and/or examining reallocation activity identified by the Funds on a case-by-case basis.



Our policies and procedures may result in restrictions being applied to policy owners who are found to be engaged in disruptive trading activities. We will notify any such policy owner in writing (by mail to the address of record on file with us) of the restrictions that will apply to future reallocations under a Policy. Such policy owners will receive one warning prior to imposition of any restrictions on reallocations. Potential reallocation restrictions may include refusing to execute future reallocation requests that violate our Disruptive Trading Procedures or requiring all future reallocation requests to be submitted through regular U.S. mail (thereby refusing to accept reallocation requests via overnight delivery service, telephone, Internet, facsimile, or other electronic means). Because we have adopted our Disruptive Trading Procedures as a prophylactic measure to protect policy owners from the potential adverse effects of harmful trading activity, please keep in mind that we will impose the restriction stated in the notification on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's future reallocations.



Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential market timer, but we apply our Disruptive Trading Procedures consistently to all policy owners without special arrangement, waiver, or exception. Our ability to detect and deter such reallocation activity may be limited by our operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in disruptive or harmful reallocation activity involves judgements that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term reallocations that may adversely affect other policy owners or the Funds, to comply with state or Federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on reallocations).



In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds. To the extent permitted by applicable law, we also reserve the right to refuse to make a reallocation at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund's own policies and procedures on disruptive trading activities.


                             DOLLAR COST AVERAGING

The Policy offers an optional transfer feature called Dollar Cost Averaging ("DCA"). This feature allows you to make automatic monthly transfers from the Money Reserve investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.

The DCA feature is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected divisions each month, the DCA feature allows you to purchase more units of a division when prices are low and fewer units when prices are high. Therefore, you may achieve a lower average cost per unit over the long term. However, it is important to understand that a DCA feature does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA feature, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the Money Reserve investment division is zero. While the DCA program is in place any amount in the Money Reserve investment division is available for transfer.

MINIMUM AMOUNTS

To elect DCA, you need to have a minimum amount in the Money Reserve investment division. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.

Should the amount in your Money Reserve investment division be less than the selected monthly transfer amount, we'll notify you that you need to put more money in the Money Reserve investment division to continue DCA. If you do not specify a duration or the specified duration has not been reached and the amount in the Money Reserve investment division is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.

WHEN WE MAKE DCA TRANSFERS

We'll make the first DCA transfer on the first monthiversary date, after the later of the date our Service Center receives your election or fourteen days after the in force date. We'll make additional DCA transfers on each subsequent monthiversary. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  POLICY LOANS

You may use the Policy as collateral to borrow funds from us. You may borrow from the cash surrender value up to the loan value of your Policy. The minimum loan is $1,000 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it's less than $1,000. You may repay all or part of loan debt any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. Certain states won't permit a minimum amount that can be borrowed or repaid.

When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you don't specify, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.

If your loan debt exceeds certain Policy values, we may terminate the Policy. (See "Policy Termination.")

                               REQUESTING A LOAN

You may request a loan in writing or, if all required forms are on file with us, by telephone. Once our Service Center receives the authorization, you can call our Service Center, give your Policy number, name and personal identification code, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request.

                EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE

Whether or not you repay loan debt, taking a loan will have a permanent effect on a Policy's cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken.

We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. A Policy loan also may have possible adverse tax consequences. You should consult a tax adviser before taking out a Policy loan.

                                   LOAN VALUE

The loan value of a Policy equals:

   -  75% of the Policy's cash surrender value during the first three years; or
   -  90% of the Policy's cash surrender value after the first three years.

In certain states, the loan value may differ from that above for particular years. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt.

                                    INTEREST

While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, IT IS TREATED AS A NEW LOAN AND WE ADD IT TO THE UNPAID LOAN AMOUNT. Loan debt is considered part of cash surrender value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter.

TELEPHONE REQUESTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A telephone request for a loan or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m.
(ET) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transactions.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.


Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your Financial Advisor's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 pm (ET), even if due to our delay in answering your call, we will treat your request as having been received on the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.


POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                GUARANTEE PERIOD

Generally, during the guarantee period, we guarantee the Policy will remain in effect and provide the death benefit regardless of investment performance, unless loan debt exceeds the larger of the cash surrender value and the tabular value. (See "Loans" for an explanation of how any loan debt affects the Policy's value.) A guarantee period may last for the insured's lifetime or a shorter period. The chart below shows how the face amount of your Policy (assuming the same premium) affects the guarantee period.

                              INSURED MALE AGE 60
                            INITIAL PREMIUM 100,000

                                          FACE
  LENGTH OF GUARANTEE PERIOD (YEARS)     AMOUNT
  ----------------------------------   ----------
  5.................................   $1,103,366
  10................................      512,940
  20................................      240,607
  30................................      164,843
  Insured's lifetime................      162,034


If the loan debt exceeds the larger of the cash surrender value and the tabular value, we'll mail you a notice of our intent to cancel the Policy, specifying the minimum repayment amount. We will cancel the Policy 61 days after we mail this notice unless we have received at least the minimum repayment amount specified in the notice. We will treat any payment in excess of the overdue charges as an additional payment. (See "Effect of Additional Payments.") Depending upon the investment performance of the divisions and the amounts you borrow, loans may cause the Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. (See "Tax Considerations.")


                WHEN THE GUARANTEE PERIOD IS LESS THAN FOR LIFE

After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date won't cover the charges due. (See "Charges and Deductions - Charges Deducted from the Investment Base.")

We will notify you before canceling the Policy. You will then have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. If we haven't received the required payment by the end of this grace period, we'll cancel the Policy. We will treat any excess payment above the overdue charges as an additional payment.

                                 REINSTATEMENT

If we cancel a Policy, you may reinstate it while the insured is still living if:

   - You request the reinstatement within three years after the end of the grace period;
   -  We receive satisfactory evidence of insurability; and
   - You pay a premium that is sufficient to give you a guarantee period of at least five years from the reinstated Policy's effective date.

We will treat your premium payment as an additional payment requiring underwriting.

The effective date of a reinstated Policy is the policy processing date on or next following the date the reinstatement application is approved.


                               MATURITY PROCEEDS



We will terminate the Policy on the policy anniversary nearest the insured's 100th birthday. We will pay you the net cash surrender value, provided the insured is still living at that time and the Policy is in effect.


TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  INTRODUCTION


The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.



We haven't considered any applicable Federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.


                            TAX STATUS OF THE POLICY


In order to qualify as a life insurance contract for Federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by
Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the Policy.



Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This means that:


   - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and
   - the policy owner should not be considered in constructive receipt of the Policy's cash surrender value, including any increases, until actual cancellation of the Policy.

We have reserved the right to make changes in the Policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see "The Policy - Policy Changes (Applicable Federal Tax Law)").

                          DIVERSIFICATION REQUIREMENTS


IRC section 817(h) and the regulations under it provide that separate account investments underlying a policy must be "adequately diversified" for it to qualify as a life insurance policy under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.


In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of a policy owner to allocate premium payments and transfer investment base have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over variable account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the variable account assets supporting the Policy.



The following discussion assumes that the Policy will qualify as a life insurance policy for Federal income tax purposes.


                                  POLICY LOANS

In general, any interest paid on policy loans will not be tax-deductible. Before taking out a policy loan, a policy owner should consult a tax advisor as to the tax consequences.

             TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs. A MEC is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid MEC treatment.

Loans from, as well as collateral assignments of, MECs will be treated as distributions to the policy owner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the Policy immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from MECs to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2 because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if a material change is made in the Policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your Policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy's current tax treatment.

If you do preserve your Policy's current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a Policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the Policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.


If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If there is any borrowing against your Policy, whether a MEC or not, the interest paid on loans is not tax deductible.

Any Policy received in exchange for a MEC is considered a MEC.

                  AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a Policy that is treated as a MEC, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if we or any of our affiliates issue to the same policy owner more than one MEC during a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all such contracts will be aggregated and attributed to that distribution.

               TAXATION OF SINGLE PREMIUM IMMEDIATE ANNUITY RIDER


If the Single Premium Immediate Annuity Rider ("SPIAR") was added to the Policy at issue to make the payments on the Policy, a portion of each payment from the annuity will be includible in income for Federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by us under the annuity.


If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.

Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policy owners or beneficiary.

The SPIAR does not exist independently of a Policy. Accordingly, there are tax consequences if a Policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the Policy.

                               OTHER TRANSACTIONS

Changing the policy owner or the insured may have tax consequences. According to
Section 1035(a)(1) of the Code, exchanging the Policy for another involving the same insured will have no tax consequences if there is no loan debt and no cash or other property is received. In addition, exchanging the Policy for more than one policy, or exchanging the Policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a MEC. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.

In addition, the Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

                                  OTHER TAXES

Federal estate and state and local estate, inheritance and other taxes depend upon your or the beneficiary's specific situation.

                  OWNERSHIP OF POLICIES BY NON-NATURAL PERSONS

The above discussion of the tax consequences arising from the purchase, ownership, and transfer of the Policy has assumed that the owner of the Policy consists of one or more individuals. Organizations exempt from taxation under
Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.

                            OTHER TAX CONSIDERATIONS


The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.



                           SPLIT-DOLLAR ARRANGEMENTS


The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional payments with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

                            TAX SHELTER REGULATIONS

Prospective policy owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

                              FOREIGN TAX CREDITS

To the extent that any Fund or the Trusts makes the appropriate election, certain foreign taxes paid by the Funds or the Trusts will be treated as being paid by us, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the policy owners.

                            ALTERNATIVE MINIMUM TAX


There also may be an indirect tax upon the income in the Contract or the proceeds of a policy under the Federal corporate alternative minimum tax, if you are subject to that tax.


                                  WITHHOLDING


To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's Federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


                            POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the policy.

We don't make any guarantee regarding the tax status of any policy or any transaction regarding the policy.


The above discussion is not intended as tax advice. For tax advice you should consult a competent tax advisor. Although this tax discussion is based on our understanding of Federal income tax laws as they are currently interpreted, we can't guarantee that those laws or interpretations will remain unchanged.


                                OUR INCOME TAXES


FEDERAL INCOME TAXES. We don't expect to incur any Federal income tax liability that would be chargeable to the Separate Account. As a result we do not currently deduct charges for Federal income taxes from the Separate Account.



Changes in Federal tax treatment of variable life insurance or in our tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.


Any tax charges we impose will not apply to Policies issued in connection with qualified pension arrangements.

STATE AND LOCAL INCOME TAXES. Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the Separate Account.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               SELLING THE POLICY


We have entered into a distribution agreement with our affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S" or "Distributor"), for the distribution and sale of the Policies. Distributor offers the Policies through its registered representatives ("Financial Advisors"). The Financial Advisors are registered with the NASD, Inc., licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents. The Merrill Lynch Life Agencies are wholly owned subsidiaries of Distributor. The Policies are not currently offered for sale to the public.



We pay commissions to the Merrill Lynch Life Agencies for sales of the Policies by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Policies, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Policies. The Merrill Lynch Life Agencies also pay insurance specialists a portion of the commissions they receive for the sales of the Policies



The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 7% of each premium and 0.10% of the investment base. The maximum commission payable to Financial Advisors for Policy sales is 3.10% of premium and 0.13% of investment base. The maximum amount of compensation that may be paid to the insurance specialists is 1.2% of each premium.



Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Insurance specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Distributor's Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.



Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy.


                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, is not material to our total assets or to MLPF&S.

                              FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policy. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Service Center.

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this Prospectus.

ATTAINED AGE: is the issue age of the insured plus the number of full years since the policy date.

BUSINESS DAY: is any day the NYSE is open or there's enough trading in portfolio securities to materially affect the unit value of an investment division.


CASH SURRENDER VALUE: is equal to the cash value less the deferred policy loading and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.



CASH VALUE: is equal to the investment base plus any loan debt.


FACE AMOUNT: is the minimum death benefit as long as the Policy remains in force. The face amount may increase as a result of an additional payment.


GUARANTEE PERIOD: is the time we guarantee that the Policy will remain in force regardless of investment experience, unless loan debt exceeds certain Policy values. It is the period that a comparable fixed life insurance policy (same face amount, premium payments, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.


INVESTMENT BASE: is the amount available under a Policy for investment in the Separate Account at any time.

ISSUE AGE: is the insured's age as of his or her birthday nearest the policy date.

LOAN DEBT: is the sum of all outstanding loans on a Policy plus accrued interest.

MONTHIVERSARY: is the same day each month as the policy date.


NET AMOUNT AT RISK: is the difference between the death benefit and the cash surrender value adjusted for interest at 4% per year.


NET CASH SURRENDER VALUE: is equal to cash surrender value less any loan debt.

NET SINGLE PREMIUM FACTOR: We use this factor in the calculation of the variable insurance amount to make sure that the Policy always meets the guidelines of what constitutes a life insurance policy under the Code.

POLICY DATE: is used to determine policy processing dates, policy years, and policy anniversaries. It is usually the business day next following the receipt of the single premium at our Service Center.

POLICY PROCESSING DATES: are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct charges from the investment base and redetermine the death benefit.

PORTFOLIO: a separate investment portfolio of a Fund. Each investment division of the Separate Account invests exclusively in shares of a designated portfolio. The term "portfolio," as used in this Prospectus, also refers to the units of the Trusts.

PROCESSING PERIOD: is the period between consecutive policy processing dates.


TABULAR VALUE: is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments loading, and guarantee period (based on a 4% interest per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.


VALUATION PERIOD: is each business day together with any non-business days before it.

VARIABLE INSURANCE AMOUNT: is determined on each policy processing date by multiplying the cash surrender value by the net single premium factor.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Additional Policy Information
  The Policy
  Incontestability
  Payment in Case of Suicide
  Misstatement of Age or Sex
  Dividends
  Group or Sponsored Arrangements

More Ownership Rights
  Changing the Policy Owner
  Assigning the Policy as Collateral
  Naming Beneficiaries
  Changing the Insured

Assumption of Previously Issued Policies and Subsequent
  Merger

Illustrations

Performance Data
  Hypothetical Illustrations
  Yields and Total Returns
  Money Reserve Investment Division Yields
  Total Returns

Other Information
  Selling the Policy
  Services Arrangement
  Reports to Policy Owners
  Modifying Administrative Procedures
  Signature Guarantees
  Personal Identification Code
  Unisex Legal Considerations
  State Regulation
  Experts
  Legal Matters
  Reinsurance

Financial Statements
  Financial Statements of Merrill Lynch Life Variable Life
     Separate Account II
  Financial Statements of Merrill Lynch Life Insurance
     Company

The Statement of Additional Information dated the same date as this Prospectus contains additional information about the Policy and the Separate Account, including more information concerning compensation paid for the sale of the Policies. The Statement of Additional Information is not a prospectus, and should be read together with this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus.


You can obtain the Statement of Additional Information, personalized illustrations of death benefits, investment base, and cash surrender values, and other information about the Policy at no cost by writing to our Service Center at the address shown on the front cover of this Prospectus or by calling 1-800-354-5333.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. More information about us and the Policy (including the Statement of Additional Information) also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


SEC File No. 33-43058/811-06227

                      STATEMENT OF ADDITIONAL INFORMATION
                                    for the
                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                 Issued Through
              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                                   Issued by
                      MERRILL LYNCH LIFE INSURANCE COMPANY

                                  HOME OFFICE:
                          Little Rock, Arkansas 72201

                                SERVICE CENTER:
                           4804 Deer Lake Drive East
                          Jacksonville, Florida 32246
                                 1-800-354-5333

This Statement of Additional Information contains additional information regarding the single premium variable life insurance policy (the "Policy") issued by Merrill Lynch Life Insurance Company ("we," "our," or "us"). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for your Policy, dated May 1, 2004, and the prospectuses for the Funds and the Trusts. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.

Terms used in this Statement of Additional Information have the same meanings as in the prospectus for the Policy. No information is incorporated by reference into this Statement of Additional Information.

The date of this Statement of Additional Information is May 1, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             PAGE
Additional Policy Information...............................    2
  The Policy................................................    2
  Incontestability..........................................    2
  Payment in Case of Suicide................................    2
  Misstatement of Age or Sex................................    2
  Dividends.................................................    2
  Group or Sponsored Arrangements...........................    2
More Ownership Rights.......................................    3
  Changing the Policy Owner.................................    3
  Assigning the Policy as Collateral........................    3
  Naming Beneficiaries......................................    3
  Changing the Insured......................................    3
Assumption of Previously Issued Policies and Subsequent
  Merger....................................................    4
Illustrations...............................................    4
Performance Data............................................    4
  Hypothetical Illustrations................................    4
  Yields and Total Returns..................................    5
  Money Reserve Investment Division Yields..................    5
  Total Returns.............................................    6
Other Information...........................................    7
  Selling the Policy........................................    7
  Services Arrangement......................................    7
  Reports to Policy Owners..................................    7
  Modifying Administrative Procedures.......................    8
  Signature Guarantees......................................    8
  Personal Identification Code..............................    8
  Unisex Legal Considerations...............................    8
  State Regulation..........................................    8
  Experts...................................................    9
  Legal Matters.............................................    9
  Reinsurance...............................................    9
Financial Statements........................................    9
  Financial Statements of Merrill Lynch Life Variable Life
     Separate Account II....................................  S-1
  Financial Statements of Merrill Lynch Life Insurance
     Company................................................  G-1

ADDITIONAL POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE POLICY

The Policy is a contract between its policy owner and us. We provide insurance coverage and other benefits as stated in the Policy. We do this in return for a completed application and payment of a single premium. Whenever we use the word Policy, we mean the entire contract. The entire contract consists of the Policy, the attached copy of the initial application, all subsequent applications to change the Policy, and any riders or endorsements that add provisions or change the terms of the Policy.

INCONTESTABILITY

We will rely on statements made in the applications. Legally they are considered representations, not warranties. We can contest the validity of a Policy if any material misstatements are made in the application. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

We won't contest the validity of a Policy after it has been in effect during the insured's lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date we received and accepted the payment.

PAYMENT IN CASE OF SUICIDE

If the insured commits suicide within two years from the Policy's issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment. The death benefit will be reduced by any loan debt.

MISSTATEMENT OF AGE OR SEX

If an age or sex stated in the application is wrong, it could mean that the face amount, guarantee period, or any other Policy benefit is wrong. We will pay what the premium would have bought for the true age or sex assuming the same guarantee period.

DIVIDENDS

The Policy is non-participating. This means that it doesn't provide for dividends. Investment results under the Policy is reflected in benefits.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the sales load, first-year administrative expense, mortality cost, and the minimum payment, and may modify underwriting classifications.

Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Policy is purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.


MORE OWNERSHIP RIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The policy owner may exercise certain rights under the Policy, including the following.

CHANGING THE POLICY OWNER

During the insured's lifetime, you have the right to transfer ownership of the Policy. The new policy owner will have all rights and options described in the Policy. The change will be effective as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change. Changing the policy owner may have tax consequences.

ASSIGNING THE POLICY AS COLLATERAL

You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NAMING BENEFICIARIES

We will pay the primary beneficiary the death benefit proceeds of the Policy on the insured's death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured's estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.


You have the right to change beneficiaries during the insured's lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when you exercise certain Policy rights and options. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.


CHANGING THE INSURED

Subject to certain requirements, you may request a change of insured once each policy year. We must receive a written request signed by you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Policy cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living at that time and the Policy is still in force. A change of insured is a taxable event.

We will change the Policy as follows on the effective date:
   - the issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the policy date);
   - the guaranteed maximum mortality rates will be those in effect on the policy date for the new insured's issue age, sex and underwriting class;
   - we will deduct a charge for changing the insured from the Policy's investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500;

   -  the variable insurance amount will reflect the change of insured; and
   -  the Policy's issue date will be the effective date of the change.

We also may change the face amount or guarantee period on the effective date depending on the new insured's age, sex and underwriting class.

ASSUMPTION OF PREVIOUSLY ISSUED POLICIES AND SUBSEQUENT MERGER.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Monarch Life Insurance Company ("Monarch") originally issued the Policies. On November 14, 1990, we entered into an indemnity reinsurance and assumption agreement with Monarch and certain other Merrill Lynch insurance companies. Under this agreement, Tandem Insurance Group, Inc. ("Tandem"), one of the Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies Monarch issued through its Variable Account A, including the Policies described in this Prospectus. On October 1, 1991, Tandem was merged with and into us, and we succeeded to all of Tandem's liabilities and obligations. Thus, we have all the liabilities and obligations under the Policies. All further payments made under the Policies will be made directly to or by us.

You have the same rights and values under your Policy as you did before the merger transaction. However, you will look to us instead of to Monarch or Tandem to fulfill the terms of your Policy. Pursuant to the reinsurance and assumption agreement, all the assets of Monarch's Variable Account A relating to the reinsured Policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became our separate account.

ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We may provide illustrations for death benefit, investment base, and cash surrender value based on hypothetical rates of return that are not guaranteed. The illustrations also assume mortality costs for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your investment base will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's quarterly charges, the portfolios' expense ratios, and your Policy loan history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's issue age, face amount, underwriting class, payment amount(s) requested, and guarantee period. Illustrations requested prior to purchase will assume that the proposed insured is in a standard underwriting class. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a policy year.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, investment base, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, investment base, and cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the portfolios.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for an investment division are based on the investment performance of the corresponding portfolio. A portfolio's performance reflects the portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the investment divisions. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature also may compare the performance of each investment division to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices also may be used as sources of performance comparison.

We also may report other information, including the effect of tax-deferred compounding on an investment division's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which an investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy values, and accumulated payments under your Policy.

MONEY RESERVE INVESTMENT DIVISION YIELDS

The current yield of the investment division investing in the Money Reserve Portfolio refers to the annualized investment income generated by an investment in this investment division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a

Policy having a balance of one accumulation unit in the investment division investing in the Money Reserve Portfolio at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Policy that are attributable to the hypothetical account.

The effective yield of the investment division investing in the Money Reserve Portfolio determined on a compounded basis for the same seven-day period also may be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in this investment division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

This investment division's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types and quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields of the investment division investing in the Money Reserve Portfolio (or any investment division investing in a money market portfolio) also may become extremely low and possibly negative. Yields on amounts held in this investment division also may be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of an investment division refers to return quotations assuming an investment under a Policy has been held in the investment division for various periods of time including, but not limited to, a period measured from the date the investment division commenced operations. For periods prior to the date an investment division commenced operations, performance information for Policies funded by that investment division also may be calculated based on the performance of the corresponding portfolio and the assumption that the investment division was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the investment division from the beginning date of the measuring period to the end of that period.

Until an investment division has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the investment division's inception. When an investment division has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the investment divisions may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the investment divisions, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all policy owners, including the sales load, first year administrative expense, premium tax charge, mortality and expense risk charge, and trust charge ("Common Charges"). However, charges such as the mortality cost, which is based on certain factors, such as underwriting class, sex, attained age, and net amount at risk, and which therefore varies with each Policy, is not reflected in average annual total returns, nor are any charges that may be assessed upon reallocation, the taking of a Policy loan, or under a rider ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the investment divisions will be lower than performance data for their corresponding portfolios. The performance of an investment division will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the investment divisions for periods prior to the inception of the investment divisions. While we have no reason to doubt the accuracy of the figures provided by the Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

From time to time, sales literature or advertisements also may quote average annual total returns for periods prior to the date an investment division commenced operations. This performance information for the investment divisions will be calculated based on the performance of the portfolios and the assumption that the investment divisions were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH INVESTMENT DIVISION WILL FLUCTUATE ON A DAILY BASIS.

OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SELLING THE POLICY



The Policies are not currently offered for sale to the public.



Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S" or "Distributor") serves as principal underwriter for the Policies. Distributor is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. Distributor is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor offers the Policies through its Financial Advisors. Financial Advisors are appointed as our insurance agents through various Merrill Lynch Life Agencies.



For the years ending December 31, 2003, 2002, and 2001, Distributor received $9,128, $13,963, and $19,377, respectively, in connection with the sale of the Policies. Distributor retains a portion of commissions it receives in return for its services as distributor for the Policies.


SERVICES ARRANGEMENT


We and Merrill Lynch Insurance Group, Inc. ("MLIG") are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to us, including services related to the Separate Account and the Policies. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. For the years ended December 31, 2003, December 31, 2002, and December 31, 2001, we paid fees under the agreement of $33.4 million, $33.8 million, and $50.6 million, respectively.


REPORTS TO POLICY OWNERS

After the end of each policy quarter, we will send you a statement showing the allocation of your investment base, death benefit, net cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit.

We also will send you semi-annual reports containing financial statements for the Separate Account and a list of portfolio securities of the Funds and the Trusts, as required by the 1940 Act.

MODIFYING ADMINISTRATIVE PROCEDURES

We reserve the right to modify or eliminate certain administrative procedures related to your Policy. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions, including surrenders.

SIGNATURE GUARANTEES


In order for you to make certain Policy transactions and changes, we may require that your signature be guaranteed. Your signature can only be guaranteed by a national bank or trust company (not a savings bank or Federal savings and loan association), a member bank of the Federal Reserve System, or a member firm of a national securities exchange.


Currently, we may require a signature guarantee on:

   -  written requests for surrenders or Policy loans;
   -  change of policy owner;
   -  multiple policy owner form; and
   -  telephone authorization forms if not submitted with your application.

PERSONAL IDENTIFICATION CODE

We will send you a four-digit personal identification code shortly after the Policy is placed in force and before the end of the "free look" period. You must give this number when you call the Service Center to get information about the Policy, to make a loan (if an authorization is on file), or to make other requests.

You should protect your personal identification code, because telephone transactions will be available to anyone who provides your personal information code. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

UNISEX LEGAL CONSIDERATIONS

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Policies described in this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisors before purchasing these Policies.

Montana prohibits the use of actuarial tables that distinguish between men and women in determining payments and Policy benefits for Policies issued on the lives of its residents. Therefore, Policies issued to residents of Montana have payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. (Previously, certain Policies we issued on the lives of Massachusetts residents were also issued on a unisex basis.) You should consult the Policy.

STATE REGULATION

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). We file a detailed financial statement in the prescribed form

(the "Annual Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine Policy liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

EXPERTS

The financial statements of the Separate Account as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and our financial statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are included herein, and have been so included upon the reports of such firm given upon their authority as experts in accounting and auditing. Their principal business address is Two World Financial Center, New York, New York 10281-1414.

Actuarial matters included in this Prospectus have been examined by Deborah J. Adler, FSA, MAAA, our Chief Actuary.

LEGAL MATTERS

Our organization, its authority to issue the Policy, and the validity of the form of the Policy have been passed upon by Barry G. Skolnick, our General Counsel.

REINSURANCE

We have reinsured some of the risks assumed under the Policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Our audited balance sheets as of December 31, 2003 and 2002, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003, as well as the Independent Accountants' Reports, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.

The audited financial statements for the Separate Account as of December 31, 2003, and for the periods ended December 31, 2003 and 2002, as well as the Independent Accountants' Reports, are also contained herein.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
Merrill Lynch Life Insurance Company:


We have audited the accompanying statements of assets and liabilities of each of the divisions of Merrill Lynch Life
Variable Life Separate Account II, comprised of divisions investing in the Money Reserve Portfolio, Intermediate Government Bond Portfolio, Core Bond Strategy Portfolio, Large Cap Core Strategy Portfolio, Fundamental Growth Strategy Portfolio,
Balanced   Capital  Strategy  Portfolio,  High  Yield  Portfolio,
Natural Resources Portfolio (liquidated following close of business on November 21, 2003), Global Allocation Strategy Portfolio, Balanced Portfolio (liquidated following close of business on May 11, 2001), Utilities and Telecommunications V.I. Fund, International Equity Focus Fund (liquidated following close of business on April 27, 2001), Global Bond Focus Fund (liquidated following close of business on April 30, 2002), Basic Value V.I. Fund, Developing Capital Markets V.I. Fund (liquidated following close of business on November 21, 2003), Small Cap Value V.I. Fund, Index 500 V.I. Fund, Balanced Capital Focus Fund (liquidated following close of business on April 27, 2001), Global Growth V.I. Fund, American Balanced V.I. Fund, Large Cap Value V.I. Fund, International Value V.I. Fund (formerly Mercury International Value V.I. Fund), Large Cap Growth V.I. Fund (formerly Merrill Lynch Large Cap Growth V.I. Fund), Global Allocation V.I. Fund (commenced operations November 21, 2003), AllianceBernstein Quasar Portfolio (formerly Quasar Portfolio, liquidated following close of business on November 21, 2003), AllianceBernstein Premier Growth Portfolio (formerly Premier Growth Portfolio), MFS Emerging Growth Series, MFS Research
Series  (liquidated following close of business on  November  21,
2003), AIM V.I. Premier Equity Fund, AIM V.I. Capital Appreciation Fund, Roszel / Delaware Trend Portfolio (commenced operations November 21, 2003), Roszel / PIMCO CCM Capital Appreciation Portfolio (commenced operations November 21, 2003), 2001 Trust (matured on February 15, 2001), 2002 Trust (matured on February 15, 2002), 2003 Trust (matured on August 15, 2003), 2004 Trust, 2005 Trust, 2006 Trust, 2007 Trust, 2008 Trust, 2009
Trust, 2010 Trust, 2011 Trust, 2013 Trust, 2014 Trust, and 2019 Trust (collectively, the "Divisions"), as of December 31, 2003 and the related statements of operations and changes in net assets for each of the three years in the period then ended.
These financial statements are the responsibility of the management of Merrill Lynch Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund and unit investment trust securities owned at December 31, 2003. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of the Divisions as of December 31, 2003, the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche, LLP
New York, New York

March 5, 2004

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2003

                                                                                        Divisions Investing In
                                                                -------------------------------------------------------------------
                                                                                    Intermediate         Core          Large Cap
                                                                      Money          Government          Bond             Core
                                                                     Reserve            Bond           Strategy         Strategy
(In thousands)                                                      Portfolio        Portfolio        Portfolio        Portfolio
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Series Fund, Inc. (Note 1):
   Money Reserve Portfolio, 280,968 shares
    (Cost $280,968)                                             $       280,968  $             0  $             0  $             0

   Intermediate Government Bond Portfolio, 13,138 shares
    (Cost $146,328)                                                           0          149,246                0                0

   Core Bond Strategy Portfolio, 7,101 shares
    (Cost $81,542)                                                            0                0           84,214                0

   Large Cap Core Strategy Portfolio, 9,244 shares
    (Cost $205,913)                                                           0                0                0          169,265
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                           280,968          149,246           84,214          169,265

Liabilities
 Due to Merrill Lynch Life Insurance Company                              2,957            1,571              886            1,782
                                                                ---------------- ---------------- ---------------- ----------------
Total Net Assets                                                $       278,011  $       147,675  $        83,328  $       167,483
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2003

                                                                                        Divisions Investing In
                                                                -------------------------------------------------------------------
                                                                   Fundamental        Balanced                          Global
                                                                      Growth          Capital            High          Allocation
                                                                     Strategy         Strategy          Yield           Strategy
(In thousands)                                                      Portfolio        Portfolio        Portfolio        Portfolio
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Series Fund, Inc. (Cont'd), (Note 1):
   Fundamental Growth Strategy Portfolio, 9,908 shares
    (Cost $305,796)                                             $       197,377  $             0  $             0  $             0

   Balanced Capital Strategy Portfolio, 59,224 shares
    (Cost $913,043)                                                           0          777,611                0                0

   High Yield Portfolio, 9,414 shares
    (Cost $50,846)                                                            0                0           55,356                0

   Global Allocation Strategy Portfolio, 8,879 shares
    (Cost $126,759)                                                           0                0                0          123,335
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                           197,377          777,611           55,356          123,335

Liabilities
 Due to Merrill Lynch Life Insurance Company                              2,078            8,186              583            1,299
                                                                ---------------- ---------------- ---------------- ----------------
Total Net Assets                                                $       195,299  $       769,425  $        54,773  $       122,036
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2003

                                                                                        Divisions Investing In
                                                                -------------------------------------------------------------------

                                                                  Utilities and        Basic          Small Cap          Index
                                                                     Telecom           Value            Value             500
(In thousands)                                                      V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (Note 1):
   Utilities & Telecommunications V.I. Fund,  737 shares
    (Cost $5,943)                                               $         5,435  $             0  $             0  $             0

   Basic Value V.I. Fund, 5,264 shares
    (Cost $70,046)                                                            0           75,328                0                0

   Small Cap Value V.I. Fund, 1,716 shares
    (Cost $39,410)                                                            0                0           43,921                0

   Index 500 V.I. Fund, 2,170 shares
    (Cost $28,597)                                                            0                0                0           30,634
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             5,435           75,328           43,921           30,634

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 57              793              462              323
                                                                ---------------- ---------------- ---------------- ----------------
Total Net Assets                                                $         5,378  $        74,535  $        43,459  $        30,311
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2003

                                                                                        Divisions Investing In
                                                                -------------------------------------------------------------------

                                                                      Global          American        Large Cap      International
                                                                      Growth          Balanced          Value            Value
(In thousands)                                                      V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (Cont'd), (Note 1):
   Global Growth V.I. Fund, 449 shares
    (Cost $3,415)                                               $         3,820  $             0  $             0  $             0

   American Balanced V.I. Fund, 44 shares
    (Cost $516)                                                               0              493                0                0

   Large Cap Value V.I. Fund, 695 shares
    (Cost $7,146)                                                             0                0            8,273                0

   International Value V.I. Fund, 930 shares
    (Cost $10,142)                                                            0                0                0           10,613
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             3,820              493            8,273           10,613

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 40                5               87              112
                                                                ---------------- ---------------- ---------------- ----------------
Total Net Assets                                                $         3,780  $           488  $         8,186  $        10,501
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2003

                                                                                        Divisions Investing In
                                                                -------------------------------------------------------------------
                                                                                                  AllianceBernstein      MFS
                                                                    Large Cap          Global          Premier         Emerging
                                                                      Growth         Allocation        Growth           Growth
(In thousands)                                                      V.I. Fund        V.I. Fund        Portfolio         Series
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (Cont'd), (Note 1):
   Large Cap Growth V.I. Fund, 861 shares
    (Cost $7,701)                                               $         7,970  $             0  $             0  $             0

   Global Allocation V.I. Fund, 389 shares
    (Cost $4,183)                                                             0            4,400                0                0

 Investments in AllianceBernstein Variable Products
  Series Funds, Inc. (Note 1):
   AllianceBernstein Premier Growth Portfolio, 915 shares
    (Cost $26,858)                                                            0                0           19,739                0

 Investments in MFS Variable Insurance Trust (Note 1):
   MFS Emerging Growth Series, 483 shares
    (Cost $9,977)                                                             0                0                0            7,486
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             7,970            4,400           19,739            7,486

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 84               46              208               79
                                                                ---------------- ---------------- ---------------- ----------------
Total Net Assets                                                $         7,886  $         4,354  $        19,531  $         7,407
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2003

                                                                                        Divisions Investing In
                                                                -------------------------------------------------------------------
                                                                                                                        Roszel /
                                                                     AIM V.I.        AIM V.I.          Roszel /        PIMCO CCM
                                                                     Premier          Capital          Delaware         Capital
                                                                      Equity        Appreciation        Trend         Appreciation
(In thousands)                                                         Fund             Fund          Portfolio        Portfolio
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in AIM Variable Insurance Funds (Note 1):
   AIM V.I. Premier Equity Fund, 521 shares
    (Cost $15,353)                                              $        10,545  $             0  $             0  $             0

   AIM V.I. Capital Appreciation Fund, 232 shares
    (Cost $5,013)                                                             0            4,935                0                0

 Investments in MLIG Variable Insurance Trust (Note 1):
   Roszel/Delaware Trend Portfolio, 258 shares
    (Cost $3,067)                                                             0                0            3,200                0

   Roszel/PIMCO CCM Capital Appreciation Portfolio, 390 shares
    (Cost $4,402)                                                             0                0                0            4,616
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                            10,545            4,935            3,200            4,616

Liabilities
 Due to Merrill Lynch Life Insurance Company                                111               52               34               49
                                                                ---------------- ---------------- ---------------- ----------------
Total Net Assets                                                $        10,434  $         4,883  $         3,166  $         4,567
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2003

                                                                                        Divisions Investing In
                                                                -------------------------------------------------------------------


                                                                       2004             2005             2006             2007
(In thousands)                                                        Trust            Trust            Trust            Trust
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (Note 1):
   2004 Trust, 8,029 trust units
    (Cost $6,841)                                               $         8,013  $             0  $             0  $             0

   2005 Trust, 17,502 trust units
    (Cost $12,368)                                                            0           17,430                0                0

   2006 Trust, 6,148 trust units
    (Cost $4,472)                                                             0                0            6,073                0

   2007 Trust, 10,869 trust units
    (Cost $6,612)                                                             0                0                0           10,293
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             8,013           17,430            6,073           10,293

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 85              184               64              109
                                                                ---------------- ---------------- ---------------- ----------------
Total Net Assets                                                $         7,928  $        17,246  $         6,009  $        10,184
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2003

                                                                                        Divisions Investing In
                                                                -------------------------------------------------------------------


                                                                      2008             2009             2010             2011
(In thousands)                                                        Trust            Trust            Trust            Trust
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (Cont'd), (Note 1):
   2008 Trust, 17,994 trust units
    (Cost $9,507)                                               $        15,990  $             0  $             0  $             0

   2009 Trust, 6,983 trust units
    (Cost $3,855)                                                             0            5,913                0                0

   2010 Trust, 8,333 trust units
    (Cost $5,890)                                                             0                0            6,599                0

   2011 Trust, 2,203 trust units
    (Cost $1,232)                                                             0                0                0            1,669
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                            15,990            5,913            6,599            1,669

Liabilities
 Due to Merrill Lynch Life Insurance Company                                170               62               70               18
                                                                ---------------- ---------------- ---------------- ----------------
Total Net Assets                                                $        15,820  $         5,851  $         6,529  $         1,651
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2003

                                                                                 Divisions Investing In
                                                                --------------------------------------------------


                                                                      2013             2014             2019
(In thousands)                                                        Trust            Trust            Trust
                                                                ---------------- ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (Cont'd), (Note 1):
   2013 Trust, 1,289 trust units
    (Cost $675)                                                 $           865  $             0  $             0

   2014 Trust, 13,688 trust units
    (Cost $5,864)                                                             0            8,558                0

   2019 Trust, 5,269 trust units
    (Cost $2,264)                                                             0                0            2,337
                                                                ---------------- ---------------- ----------------

 Total Assets                                                               865            8,558            2,337

Liabilities
 Due to Merrill Lynch Life Insurance Company                                  9               90               25
                                                                ---------------- ---------------- ----------------
Total Net Assets                                                $           856  $         8,468  $         2,312
                                                                ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate             Core              Large Cap
                                                        Money              Government              Bond                 Core
                                                       Reserve                Bond               Strategy             Strategy
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             2,723  $             5,715  $             3,430  $               773
 Mortality and Expense Charges (Note 3)                      (1,733)                (956)                (522)                (853)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  990                4,759                2,908                  (80)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                2,208                  694              (10,342)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0               (6,478)                (871)              51,985
 Capital Gain Distributions (Note 2)                              0                2,306                1,067                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0               (1,964)                 890               41,643
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      990                2,795                3,798               41,563
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     223                   13                   89                  111
 Policy Loading, Net (Note 3)                                   (26)                 (16)                  (4)                 (26)
 Contract Owner Deaths                                       (6,837)              (5,803)              (1,788)              (3,158)
 Contract Owner Terminations                                (38,729)             (11,030)              (5,711)             (10,387)
 Policy Loans, Net                                            1,916                  510                  185                1,670
 Cost of Insurance (Note 3)                                  (6,090)              (3,239)              (1,797)              (3,171)
 Policy Loan Processing Charges                                (862)                (290)                (190)                (412)
 Transfers Among Investment Divisions                         7,356              (11,526)              (1,198)               4,942
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (43,049)             (31,381)             (10,414)             (10,431)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (42,059)             (28,586)              (6,616)              31,132
Net Assets, Beginning Balance                               320,070              176,261               89,944              136,351
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           278,011  $           147,675  $            83,328  $           167,483
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced
                                                       Growth               Capital                High               Natural
                                                       Strategy             Strategy              Yield              Resources
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $               787  $            17,180  $             4,074  $                79
 Mortality and Expense Charges (Note 3)                      (1,016)              (4,261)                (306)                 (64)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (229)              12,919                3,768                   15
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                       (22,820)             (25,952)              (3,587)               1,023
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             67,711              150,238               10,842                  913
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              44,891              124,286                7,255                1,936
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   44,662              137,205               11,023                1,951
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     171                  154                   23                    4
 Policy Loading, Net (Note 3)                                   (28)                 (48)                  (2)                  (1)
 Contract Owner Deaths                                       (3,655)             (14,982)              (1,254)                 (63)
 Contract Owner Terminations                                (10,637)             (36,946)              (2,258)              (1,143)
 Policy Loans, Net                                            1,191                2,156                   66                   95
 Cost of Insurance (Note 3)                                  (3,566)             (14,459)              (1,102)                (192)
 Policy Loan Processing Charges                                (495)              (1,639)                (156)                 (20)
 Transfers Among Investment Divisions                          (638)              (7,694)               3,176              (12,338)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (17,657)             (73,458)              (1,507)             (13,658)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      27,005               63,747                9,516              (11,707)
Net Assets, Beginning Balance                               168,294              705,678               45,257               11,707
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           195,299  $           769,425  $            54,773  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        Global                                                       Developing
                                                      Allocation         Utilities and            Basic               Capital
                                                       Strategy             Telecom               Value               Markets
(In thousands)                                        Portfolio            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             3,548  $               105  $               757  $                77
 Mortality and Expense Charges (Note 3)                        (550)                 (19)                (347)                 (18)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                2,998                   86                  410                   59
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (2,884)                (947)              (2,455)               1,307
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             28,878                1,533               19,556                  (94)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              25,994                  586               17,101                1,213
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   28,992                  672               17,511                1,272
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      37                    0                   18                    4
 Policy Loading, Net (Note 3)                                   (15)                   0                   (4)                   0
 Contract Owner Deaths                                       (1,993)                 (88)                (711)                (118)
 Contract Owner Terminations                                 (5,555)                (214)              (4,154)                (337)
 Policy Loans, Net                                              470                   39                  795                   (8)
 Cost of Insurance (Note 3)                                  (2,153)                 (86)              (1,301)                 (39)
 Policy Loan Processing Charges                                (319)                 (12)                (181)                  (4)
 Transfers Among Investment Divisions                        21,034                1,363                7,741               (3,947)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      11,506                1,002                2,203               (4,449)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      40,498                1,674               19,714               (3,177)
Net Assets, Beginning Balance                                81,538                3,704               54,821                3,177
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           122,036  $             5,378  $            74,535  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                      Small Cap              Index                Global              American
                                                        Value                 500                 Growth              Balanced
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                28  $               359  $                34  $                10
 Mortality and Expense Charges (Note 3)                        (198)                (150)                 (15)                  (3)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (170)                 209                   19                    7
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (1,044)              (4,636)                (271)                  (4)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             12,871               10,460                1,014                   82
 Capital Gain Distributions (Note 2)                            228                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              12,055                5,824                  743                   78
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   11,885                6,033                  762                   85
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       7                    0                    0                    0
 Policy Loading, Net (Note 3)                                    (4)                  (9)                  (1)                   0
 Contract Owner Deaths                                         (328)                (133)                 (17)                   0
 Contract Owner Terminations                                 (1,875)              (2,063)                (330)                  (3)
 Policy Loans, Net                                               75                 (124)                 132                   (9)
 Cost of Insurance (Note 3)                                    (736)                (485)                 (63)                  (7)
 Policy Loan Processing Charges                                 (91)                 (61)                  (9)                   0
 Transfers Among Investment Divisions                         7,894                5,987                1,239                   (5)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       4,942                3,112                  951                  (24)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      16,827                9,145                1,713                   61
Net Assets, Beginning Balance                                26,632               21,166                2,067                  427
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            43,459  $            30,311  $             3,780  $               488
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                      Large Cap          International          Large Cap              Global
                                                        Value                Value               Growth             Allociation
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                36  $               301  $                 0  $               115
 Mortality and Expense Charges (Note 3)                         (31)                 (44)                 (39)                  (3)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    5                  257                  (39)                 112
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           221                2,031                  101                    6
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              1,426                  484                1,543                  217
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               1,647                2,515                1,644                  223
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    1,652                2,772                1,605                  335
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    3                    0                    0
 Policy Loading, Net (Note 3)                                    (1)                  (2)                  (2)                   0
 Contract Owner Deaths                                           (2)                 (17)                   0                    0
 Contract Owner Terminations                                   (718)                (617)                (178)                 (14)
 Policy Loans, Net                                              284                  107                    2                    0
 Cost of Insurance (Note 3)                                    (150)                (165)                (106)                 (29)
 Policy Loan Processing Charges                                 (17)                 (23)                  (6)                  (5)
 Transfers Among Investment Divisions                         3,432                  703                  833                4,067
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       2,828                  (11)                 543                4,019
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       4,480                2,761                2,148                4,354
Net Assets, Beginning Balance                                 3,706                7,740                5,738                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             8,186  $            10,501  $             7,886  $             4,354
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                       AllianceBernstein           MFS
                                                  AllianceBernstein         Premier              Emerging               MFS
                                                        Quasar               Growth               Growth              Research
(In thousands)                                        Portfolio            Portfolio              Series               Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                30
 Mortality and Expense Charges (Note 3)                          (8)                (120)                 (43)                 (25)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (8)                (120)                 (43)                   5
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           285               (5,060)              (3,534)              (2,726)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                202                9,017                5,328                3,361
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 487                3,957                1,794                  635
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      479                3,837                1,751                  640
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    1                    1                    1
 Policy Loading, Net (Note 3)                                     0                   (8)                  (3)                  (1)
 Contract Owner Deaths                                          (13)                (103)                 (33)                   0
 Contract Owner Terminations                                    (30)              (1,358)                (578)                (159)
 Policy Loans, Net                                               15                  218                  113                    1
 Cost of Insurance (Note 3)                                     (31)                (377)                (142)                 (51)
 Policy Loan Processing Charges                                  (5)                 (54)                 (24)                 (12)
 Transfers Among Investment Divisions                        (1,258)              (1,080)                 164               (4,794)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,322)              (2,761)                (502)              (5,015)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (843)               1,076                1,249               (4,375)
Net Assets, Beginning Balance                                   843               18,455                6,158                4,375
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $                 0  $            19,531  $             7,407  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                                                                      Roszel /
                                                       AIM V.I.             AIM V.I.             Roszel /             PIMCO CCM
                                                       Premier              Capital              Delaware             Capital
                                                        Equity            Appreciation            Trend             Appreciation
(In thousands)                                           Fund                 Fund              Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                30  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (65)                 (26)                  (2)                  (3)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (35)                 (26)                  (2)                  (3)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (2,182)                (943)                  19                    8
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              4,467                2,001                  133                  215
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               2,285                1,058                  152                  223
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    2,250                1,032                  150                  220
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       2                    1                    0                    0
 Policy Loading, Net (Note 3)                                    (3)                  (1)                   0                    0
 Contract Owner Deaths                                          (99)                 (27)                   0                    0
 Contract Owner Terminations                                   (631)                (308)                (113)                 (80)
 Policy Loans, Net                                              (18)                  87                   22                    3
 Cost of Insurance (Note 3)                                    (215)                (100)                 (21)                 (37)
 Policy Loan Processing Charges                                 (28)                 (12)                  (4)                  (5)
 Transfers Among Investment Divisions                        (1,389)                 553                3,132                4,466
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (2,381)                 193                3,016                4,347
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (131)               1,225                3,166                4,567
Net Assets, Beginning Balance                                10,565                3,658                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            10,434  $             4,883  $             3,166  $             4,567
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2003                 2004                 2005                 2006
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                        (121)                 (44)                 (98)                 (38)
 Transaction Charges (Note 3)                                   (71)                 (27)                 (60)                 (21)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (192)                 (71)                (158)                 (59)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        14,187                  190                1,240                  387
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (13,946)                 (95)                (850)                (226)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 241                   95                  390                  161
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       49                   24                  232                  102
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       1                    0                    3                    0
 Policy Loading, Net (Note 3)                                     0                    0                    0                   (1)
 Contract Owner Deaths                                         (741)                (244)                (185)                   0
 Contract Owner Terminations                                 (2,766)                (183)                (565)                 (65)
 Policy Loans, Net                                              295                  (49)                 (92)                  (1)
 Cost of Insurance (Note 3)                                    (175)                (157)                (289)                (125)
 Policy Loan Processing Charges                                  (3)                  (9)                 (21)                 (17)
 Transfers Among Investment Divisions                       (32,405)                 983                  327                 (208)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (35,794)                 341                 (822)                (417)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (35,745)                 365                 (590)                (315)
Net Assets, Beginning Balance                                35,745                7,563               17,836                6,324
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $                 0  $             7,928  $            17,246  $             6,009
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2007                 2008                 2009                 2010
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (64)                 (98)                 (36)                 (38)
 Transaction Charges (Note 3)                                   (37)                 (58)                 (21)                 (22)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (101)                (156)                 (57)                 (60)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           995                1,978                  820                  187
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (708)              (1,513)                (621)                  28
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 287                  465                  199                  215
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      186                  309                  142                  155
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    4
 Policy Loading, Net (Note 3)                                     0                   (1)                  (2)                  (1)
 Contract Owner Deaths                                         (451)                 (47)                (105)                   0
 Contract Owner Terminations                                   (263)                (670)                (471)                (162)
 Policy Loans, Net                                             (126)                 137                 (163)                   3
 Cost of Insurance (Note 3)                                    (190)                (277)                (123)                (110)
 Policy Loan Processing Charges                                 (18)                 (31)                 (18)                 (12)
 Transfers Among Investment Divisions                          (287)              (1,233)                 180                  518
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,335)              (2,122)                (702)                 240
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (1,149)              (1,813)                (560)                 395
Net Assets, Beginning Balance                                11,333               17,633                6,411                6,134
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            10,184  $            15,820  $             5,851  $             6,529
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -------------------------------------------------------------- --------------------


                                                        2011                 2013                 2014                 2019
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (9)                  (6)                 (51)                 (10)
 Transaction Charges (Note 3)                                    (6)                  (3)                 (31)                  (6)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (15)                  (9)                 (82)                 (16)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           103                  203                  812                  134
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (51)                (147)                (486)                 (26)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  52                   56                  326                  108
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       37                   47                  244                   92
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    2                    0
 Policy Loading, Net (Note 3)                                     0                    0                    0                    0
 Contract Owner Deaths                                          (13)                   0                    0                    0
 Contract Owner Terminations                                     14                 (229)                (191)                   0
 Policy Loans, Net                                                9                 (226)                  44                  (88)
 Cost of Insurance (Note 3)                                     (27)                 (15)                (163)                 (63)
 Policy Loan Processing Charges                                  (2)                  (2)                 (23)                  (5)
 Transfers Among Investment Divisions                          (177)                 164               (1,679)               1,602
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (196)                (308)              (2,010)               1,446
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (159)                (261)              (1,766)               1,538
Net Assets, Beginning Balance                                 1,810                1,117               10,234                  774
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             1,651  $               856  $             8,468  $             2,312
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate             Core              Large Cap
                                                        Money              Government              Bond                 Core
                                                       Reserve                Bond               Strategy             Strategy
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             5,649  $             7,665  $             4,146  $             1,346
 Mortality and Expense Charges (Note 3)                      (1,931)                (977)                (504)                (977)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                3,718                6,688                3,642                  369
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                1,804                   61              (10,658)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0                6,361                4,030              (24,972)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                8,165                4,091              (35,630)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    3,718               14,853                7,733              (35,261)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     252                   17                  115                  114
 Policy Loading, Net (Note 3)                                   (33)                 (15)                  (4)                 (30)
 Contract Owner Deaths                                      (18,382)              (3,457)              (2,654)              (3,246)
 Contract Owner Terminations                                (38,202)              (8,816)              (4,469)              (9,118)
 Policy Loans, Net                                            4,367                 (351)                 482                  458
 Cost of Insurance (Note 3)                                  (7,367)              (3,766)              (1,992)              (3,415)
 Policy Loan Processing Charges                              (1,101)                (393)                (225)                (382)
 Transfers Among Investment Divisions                        30,031               13,530               10,682              (10,348)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (30,435)              (3,251)               1,935              (25,967)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (26,717)              11,602                9,668              (61,228)
Net Assets, Beginning Balance                               346,787              164,659               80,276              197,579
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           320,070  $           176,261  $            89,944  $           136,351
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced
                                                       Growth               Capital                High               Natural
                                                       Strategy             Strategy              Yield              Resources
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $               842  $            23,363  $             4,484  $                75
 Mortality and Expense Charges (Note 3)                      (1,287)              (4,849)                (272)                 (70)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (445)              18,514                4,212                    5
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                       (25,570)             (44,281)              (8,195)                  16
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (51,901)             (91,708)               2,138                  (26)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (77,471)            (135,989)              (6,057)                 (10)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                  (77,916)            (117,475)              (1,845)                  (5)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     190                  184                   22                    9
 Policy Loading, Net (Note 3)                                   (36)                 (68)                  (3)                  (2)
 Contract Owner Deaths                                       (4,061)             (16,518)              (1,498)                (167)
 Contract Owner Terminations                                 (9,261)             (36,673)              (2,460)                (369)
 Policy Loans, Net                                              277               (1,833)                (287)                  78
 Cost of Insurance (Note 3)                                  (4,128)             (16,134)              (1,069)                (294)
 Policy Loan Processing Charges                                (469)              (1,712)                (158)                 (42)
 Transfers Among Investment Divisions                       (18,177)             (32,128)               7,226                  338
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (35,665)            (104,882)               1,773                 (449)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                    (113,581)            (222,357)                 (72)                (454)
Net Assets, Beginning Balance                               281,875              928,035               45,329               12,161
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           168,294  $           705,678  $            45,257  $            11,707
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        Global                                    Global
                                                      Allocation         Utilities and             Bond                Basic
                                                       Strategy             Telecom                Focus               Value
(In thousands)                                        Portfolio            V.I. Fund               Fund              V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             3,449  $               149  $                 1  $               639
 Mortality and Expense Charges (Note 3)                        (542)                 (23)                   0                 (372)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                2,907                  126                    1                  267
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (5,142)              (1,685)                 (22)              (2,257)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (6,164)                 519                   21              (12,509)
 Capital Gain Distributions (Note 2)                              0                   98                    0                  679
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (11,306)              (1,068)                  (1)             (14,087)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (8,399)                (942)                   0              (13,820)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      41                    0                    0                   32
 Policy Loading, Net (Note 3)                                   (21)                   0                    0                   (6)
 Contract Owner Deaths                                       (1,690)                 (23)                   0               (1,629)
 Contract Owner Terminations                                 (5,883)                 (30)                   0               (3,105)
 Policy Loans, Net                                              213                  (24)                   0                  447
 Cost of Insurance (Note 3)                                  (1,951)                 (92)                   0               (1,297)
 Policy Loan Processing Charges                                (248)                 (10)                   0                 (160)
 Transfers Among Investment Divisions                        (1,883)                (491)                (111)               2,949
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (11,422)                (670)                (111)              (2,769)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (19,821)              (1,612)                (111)             (16,589)
Net Assets, Beginning Balance                               101,359                5,316                  111               71,410
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            81,538  $             3,704  $                 0  $            54,821
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      Developing
                                                       Capital             Small Cap              Index                Global
                                                       Markets               Value                 500                 Growth
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                15  $                 0  $               316  $                 3
 Mortality and Expense Charges (Note 3)                         (25)                (196)                (149)                 (17)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (10)                (196)                 167                  (14)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                          (490)                (576)              (3,213)              (1,866)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                255              (11,059)              (3,393)                 942
 Capital Gain Distributions (Note 2)                              0                1,678                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                (235)              (9,957)              (6,606)                (924)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                     (245)             (10,153)              (6,439)                (938)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      14                    9                   12                    0
 Policy Loading, Net (Note 3)                                    (1)                  (2)                  (7)                  (1)
 Contract Owner Deaths                                          (70)                (477)                (326)                 (73)
 Contract Owner Terminations                                   (292)                (516)                (491)                 (16)
 Policy Loans, Net                                               20                   43                  121                   70
 Cost of Insurance (Note 3)                                     (85)                (677)                (413)                 (54)
 Policy Loan Processing Charges                                 (11)                 (63)                 (52)                  (9)
 Transfers Among Investment Divisions                           357                4,164                1,402                 (481)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (68)               2,481                  246                 (564)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (313)              (7,672)              (6,193)              (1,502)
Net Assets, Beginning Balance                                 3,490               34,304               27,359                3,569
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             3,177  $            26,632  $            21,166  $             2,067
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                       American            Large Cap          International          Large Cap
                                                       Balanced              Value                Value                Growth
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                13  $                19  $               297  $                 0
 Mortality and Expense Charges (Note 3)                          (4)                 (15)                 (51)                 (34)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    9                    4                  246                  (34)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (33)                (271)                (864)                (752)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (68)                (348)                  26                 (806)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                (101)                (619)                (838)              (1,558)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      (92)                (615)                (592)              (1,592)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    2                    0
 Policy Loading, Net (Note 3)                                     0                    0                   (1)                  (1)
 Contract Owner Deaths                                            0                  (92)                 (66)                 (53)
 Contract Owner Terminations                                   (158)                   0                 (314)                 (27)
 Policy Loans, Net                                              (24)                 213                 (132)                 (31)
 Cost of Insurance (Note 3)                                     (11)                 (84)                (169)                (103)
 Policy Loan Processing Charges                                  (2)                 (12)                 (25)                  (7)
 Transfers Among Investment Divisions                           (21)               2,947                  749                4,278
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (216)               2,972                   44                4,056
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (308)               2,357                 (548)               2,464
Net Assets, Beginning Balance                                   735                1,349                8,288                3,274
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $               427  $             3,706  $             7,740  $             5,738
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                       AllianceBernstein           MFS
                                                  AllianceBernstein         Premier              Emerging               MFS
                                                        Quasar               Growth               Growth              Research
(In thousands)                                        Portfolio            Portfolio              Series               Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                15
 Mortality and Expense Charges (Note 3)                          (6)                (157)                 (54)                 (33)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (6)                (157)                 (54)                 (18)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (52)              (5,414)              (4,993)                (666)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (298)              (4,122)               1,213                 (932)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                (350)              (9,536)              (3,780)              (1,598)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                     (356)              (9,693)              (3,834)              (1,616)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                   12                    0                    0
 Policy Loading, Net (Note 3)                                     0                   (7)                  (3)                  (1)
 Contract Owner Deaths                                            0                 (388)                (167)                (160)
 Contract Owner Terminations                                    (25)              (1,315)                (228)                (197)
 Policy Loans, Net                                                9                   (5)                 121                  (43)
 Cost of Insurance (Note 3)                                     (17)                (432)                (140)                (101)
 Policy Loan Processing Charges                                  (2)                 (62)                 (23)                 (17)
 Transfers Among Investment Divisions                           124                 (387)              (1,489)                 354
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          89               (2,584)              (1,929)                (165)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (267)             (12,277)              (5,763)              (1,781)
Net Assets, Beginning Balance                                 1,110               30,732               11,921                6,156
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $               843  $            18,455  $             6,158  $             4,375
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       AIM V.I.             AIM V.I.
                                                       Premier              Capital
                                                        Equity            Appreciation            2002                 2003
(In thousands)                                           Fund                 Fund                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                44  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (91)                 (29)                  (8)                (213)
 Transaction Charges (Note 3)                                     0                    0                   (5)                (127)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (47)                 (29)                 (13)                (340)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (2,138)              (2,573)               1,842                3,151
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (3,441)               1,222               (1,828)              (1,809)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (5,579)              (1,351)                  14                1,342
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (5,626)              (1,380)                   1                1,002
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       2                    0                    0                    2
 Policy Loading, Net (Note 3)                                    (4)                  (2)                   0                   (2)
 Contract Owner Deaths                                         (351)                 (10)                (256)              (1,321)
 Contract Owner Terminations                                   (697)                 (77)                   5               (1,991)
 Policy Loans, Net                                              (72)                 (75)                   7                 (180)
 Cost of Insurance (Note 3)                                    (247)                 (97)                  45                 (726)
 Policy Loan Processing Charges                                 (33)                 (16)                   9                  (78)
 Transfers Among Investment Divisions                        (2,099)                (818)             (10,221)               3,193
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (3,501)              (1,095)             (10,411)              (1,103)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (9,127)              (2,475)             (10,410)                (101)
Net Assets, Beginning Balance                                19,692                6,133               10,410               35,846
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            10,565  $             3,658  $                 0  $            35,745
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2004                 2005                 2006                 2007
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (43)                 (96)                 (40)                 (64)
 Transaction Charges (Note 3)                                   (26)                 (60)                 (21)                 (37)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (69)                (156)                 (61)                (101)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           937                  897                  741                  764
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (541)                 577                  (92)                 617
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 396                1,474                  649                1,381
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      327                1,318                  588                1,280
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    3                    0                   (5)
 Policy Loading, Net (Note 3)                                     0                    0                   (1)                   0
 Contract Owner Deaths                                         (188)                (119)                 (13)                  (1)
 Contract Owner Terminations                                   (301)                (879)                (360)                (769)
 Policy Loans, Net                                              (52)                 101                   85                   66
 Cost of Insurance (Note 3)                                    (166)                (318)                (145)                (220)
 Policy Loan Processing Charges                                 (10)                 (26)                 (20)                 (23)
 Transfers Among Investment Divisions                          (783)               1,048                 (352)                 591
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,500)                (190)                (806)                (361)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (1,173)               1,128                 (218)                 919
Net Assets, Beginning Balance                                 8,736               16,708                6,542               10,414
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             7,563  $            17,836  $             6,324  $            11,333
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2008                 2009                 2010                 2011
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (99)                 (46)                 (37)                 (10)
 Transaction Charges (Note 3)                                   (58)                 (28)                 (21)                  (7)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (157)                 (74)                 (58)                 (17)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         1,513                1,854                  742                  474
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              1,004                 (539)                 304                 (154)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               2,517                1,315                1,046                  320
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    2,360                1,241                  988                  303
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    4                    0
 Policy Loading, Net (Note 3)                                    (1)                   0                   (1)                   0
 Contract Owner Deaths                                         (250)                (118)                (411)                   0
 Contract Owner Terminations                                   (975)              (2,399)                (378)                   0
 Policy Loans, Net                                              369                  (15)                 139                  (22)
 Cost of Insurance (Note 3)                                    (330)                (190)                (120)                 (28)
 Policy Loan Processing Charges                                 (42)                 (28)                  (9)                  (1)
 Transfers Among Investment Divisions                           157                 (216)                (302)              (1,183)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,072)              (2,966)              (1,078)              (1,234)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       1,288               (1,725)                 (90)                (931)
Net Assets, Beginning Balance                                16,345                8,136                6,224                2,741
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            17,633  $             6,411  $             6,134  $             1,810
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                       Divisions Investing In
                                                --------------------------------------------------------------


                                                        2013                 2014                 2019
(In thousands)                                          Trust                Trust                Trust
                                                -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (7)                 (55)                  (6)
 Transaction Charges (Note 3)                                    (4)                 (34)                  (4)
                                                -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (11)                 (89)                 (10)
                                                -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           190                  347                   23
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 47                1,555                  186
 Capital Gain Distributions (Note 2)                              0                    0                    0
                                                -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 237                1,902                  209
                                                -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      226                1,813                  199
                                                -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    2                    0
 Policy Loading, Net (Note 3)                                     0                    0                    0
 Contract Owner Deaths                                            0                 (160)                   0
 Contract Owner Terminations                                    (12)                (396)                (107)
 Policy Loans, Net                                              (11)                 (32)                 (18)
 Cost of Insurance (Note 3)                                     (17)                (208)                 (19)
 Policy Loan Processing Charges                                  (2)                 (34)                  (3)
 Transfers Among Investment Divisions                          (115)                (470)              (2,045)
                                                -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (157)              (1,298)              (2,192)
                                                -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                          69                  515               (1,993)
Net Assets, Beginning Balance                                 1,048                9,719                2,767
                                                -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             1,117  $            10,234  $               774
                                                ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate             Core              Large Cap
                                                        Money              Government              Bond                 Core
                                                       Reserve                Bond               Strategy             Strategy
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $            14,649  $             9,193  $             4,414  $             1,863
 Mortality and Expense Charges (Note 3)                      (2,075)                (958)                (466)              (1,236)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                               12,574                8,235                3,948                  627
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                 (318)                 405               (7,515)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0                2,228                1,109              (19,523)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                1,910                1,514              (27,038)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   12,574               10,145                5,462              (26,411)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     246                   13                  115                  122
 Policy Loading, Net (Note 3)                                   (66)                 (16)                 (10)                 (39)
 Contract Owner Deaths                                       (6,438)              (5,645)              (1,901)              (3,888)
 Contract Owner Terminations                                (30,015)              (5,442)              (2,497)              (9,052)
 Policy Loans, Net                                              212                   35                 (716)              (1,574)
 Cost of Insurance (Note 3)                                  (7,498)              (3,474)              (1,743)              (4,376)
 Policy Loan Processing Charges                              (1,139)                (335)                (192)                (436)
 Transfers Among Investment Divisions                        36,152               10,283                7,788               (5,038)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (8,546)              (4,581)                 844              (24,281)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       4,028                5,564                6,306              (50,692)
Net Assets, Beginning Balance                               342,759              159,095               73,970              248,271
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           346,787  $           164,659  $            80,276  $           197,579
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced
                                                       Growth               Capital                High               Natural
                                                       Strategy             Strategy              Yield              Resources
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             1,623  $            22,552  $             5,078  $               109
 Mortality and Expense Charges (Note 3)                      (1,863)              (5,665)                (280)                 (84)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (240)              16,887                4,798                   25
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                       (14,881)             (28,882)              (7,215)               1,290
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (63,422)             (65,195)               3,037               (3,294)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (78,303)             (94,077)              (4,178)              (2,004)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                  (78,543)             (77,190)                 620               (1,979)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     198                  179                   24                    9
 Policy Loading, Net (Note 3)                                   (56)                 (73)                  (4)                  (3)
 Contract Owner Deaths                                       (3,273)             (17,491)                (885)                (339)
 Contract Owner Terminations                                (11,416)             (26,027)              (1,026)              (1,149)
 Policy Loans, Net                                           (2,851)              (5,687)                (948)                 335
 Cost of Insurance (Note 3)                                  (5,853)             (18,613)              (1,009)                (302)
 Policy Loan Processing Charges                                (557)              (1,868)                (135)                 (40)
 Transfers Among Investment Divisions                       (23,939)              51,954                  622                  318
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (47,747)             (17,626)              (3,361)              (1,171)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                    (126,290)             (94,816)              (2,741)              (3,150)
Net Assets, Beginning Balance                               408,165            1,022,851               48,070               15,311
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           281,875  $           928,035  $            45,329  $            12,161
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        Global                                                     International
                                                      Allocation                              Utilities and            Equity
                                                       Strategy            Balanced              Telecom               Focus
(In thousands)                                        Portfolio            Portfolio            V.I. Fund               Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             1,976  $               802  $               410  $                92
 Mortality and Expense Charges (Note 3)                        (653)                (149)                 (36)                 (11)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                1,323                  653                  374                   81
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (3,118)             (11,937)              (1,680)              (1,321)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (9,598)               7,254                  282                  654
 Capital Gain Distributions (Note 2)                              0                    0                   10                    1
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (12,716)              (4,683)              (1,388)                (666)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                  (11,393)              (4,030)              (1,014)                (585)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      46                    9                    0                    1
 Policy Loading, Net (Note 3)                                   (27)                  (8)                   0                    0
 Contract Owner Deaths                                       (1,548)                (866)                 (29)                   0
 Contract Owner Terminations                                 (3,607)                (482)                (161)                 (54)
 Policy Loans, Net                                           (1,513)                (369)                (199)                  (9)
 Cost of Insurance (Note 3)                                  (2,167)                 (65)                (121)                  (3)
 Policy Loan Processing Charges                                (249)                  14                  (11)                   2
 Transfers Among Investment Divisions                        (4,754)             (65,989)                (214)              (5,555)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (13,819)             (67,756)                (735)              (5,618)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (25,212)             (71,786)              (1,749)              (6,203)
Net Assets, Beginning Balance                               126,571               71,786                7,065                6,203
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           101,359  $                 0  $             5,316  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        Global                                  Developing
                                                         Bond                Basic               Capital             Small Cap
                                                         Focus               Value               Markets               Value
(In thousands)                                           Fund              V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 6  $             3,987  $                35  $             2,071
 Mortality and Expense Charges (Note 3)                          (1)                (393)                 (22)                (146)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    5                3,594                   13                1,925
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (15)                (675)              (1,057)                (993)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  6                 (997)                 977                5,130
 Capital Gain Distributions (Note 2)                              0                  152                    0                   66
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  (9)              (1,520)                 (80)               4,203
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       (4)               2,074                  (67)               6,128
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                   26                    5                   10
 Policy Loading, Net (Note 3)                                     0                   (4)                  (1)                  (2)
 Contract Owner Deaths                                          (14)              (1,092)                  (5)                (227)
 Contract Owner Terminations                                      0               (1,760)                (101)                (629)
 Policy Loans, Net                                                0               (1,237)                 (80)                (555)
 Cost of Insurance (Note 3)                                      (2)              (1,416)                 (69)                (676)
 Policy Loan Processing Charges                                   0                 (168)                  (7)                 (82)
 Transfers Among Investment Divisions                           (49)              13,658                  (28)              13,108
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (65)               8,007                 (286)              10,947
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         (69)              10,081                 (353)              17,075
Net Assets, Beginning Balance                                   180               61,329                3,843               17,229
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $               111  $            71,410  $             3,490  $            34,304
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                            Balanced
                                                        Index               Capital               Global             American
                                                         500                 Focus                Growth             Balanced
(In thousands)                                        V.I. Fund               Fund              V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $               276  $                 6  $                38  $                19
 Mortality and Expense Charges (Note 3)                        (182)                  (1)                 (31)                  (3)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   94                    5                    7                   16
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                          (829)                 (19)              (2,055)                  (2)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (3,618)                 (12)                 528                  (37)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (4,447)                 (31)              (1,527)                 (39)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (4,353)                 (26)              (1,520)                 (23)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    0
 Policy Loading, Net (Note 3)                                    (9)                   0                   (1)                   0
 Contract Owner Deaths                                         (368)                   0                 (350)                   0
 Contract Owner Terminations                                   (665)                   0                 (281)                 (12)
 Policy Loans, Net                                             (140)                  (9)                (318)                 (21)
 Cost of Insurance (Note 3)                                    (442)                  (3)                 (86)                 (15)
 Policy Loan Processing Charges                                 (46)                   0                  (10)                  (3)
 Transfers Among Investment Divisions                         1,741                 (317)                (935)                 809
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          71                 (329)              (1,981)                 758
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (4,282)                (355)              (3,501)                 735
Net Assets, Beginning Balance                                31,641                  355                7,070                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            27,359  $                 0  $             3,569  $               735
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                      Large Cap          International          Large Cap        AllianceBernstein
                                                        Value                Value               Growth                Quasar
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 5  $               374  $                 1  $                40
 Mortality and Expense Charges (Note 3)                          (3)                 (44)                 (17)                  (7)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    2                  330                  (16)                  33
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (34)              (1,214)                (275)                (339)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 48                 (165)                   2                  130
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  14               (1,379)                (273)                (209)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       16               (1,049)                (289)                (176)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    1                    0                    0
 Policy Loading, Net (Note 3)                                     0                   (1)                   0                    0
 Contract Owner Deaths                                            0                 (118)                   0                    0
 Contract Owner Terminations                                      0                  (95)                 (91)                 (13)
 Policy Loans, Net                                               (8)                (131)                 (13)                 (16)
 Cost of Insurance (Note 3)                                     (17)                (154)                 (47)                 (18)
 Policy Loan Processing Charges                                  (3)                 (18)                  (3)                  (3)
 Transfers Among Investment Divisions                         1,361                5,938                   67                   45
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,333                5,422                  (87)                  (5)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       1,349                4,373                 (376)                (181)
Net Assets, Beginning Balance                                     0                3,915                3,650                1,291
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             1,349  $             8,288  $             3,274  $             1,110
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                  AllianceBernstein           MFS                                     AIM V.I.
                                                       Premier              Emerging               MFS                Premier
                                                        Growth               Growth              Research              Equity
(In thousands)                                        Portfolio              Series               Series                Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             1,958  $               904  $               859  $               379
 Mortality and Expense Charges (Note 3)                        (224)                 (94)                 (46)                (137)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                1,734                  810                  813                  242
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (1,849)              (2,517)                (174)                 (26)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (7,455)              (5,726)              (2,735)              (3,477)
 Capital Gain Distributions (Note 2)                              0                  111                  125                   49
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (9,304)              (8,132)              (2,784)              (3,454)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (7,570)              (7,322)              (1,971)              (3,212)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       1                    0                    0                    1
 Policy Loading, Net (Note 3)                                   (10)                  (5)                  (1)                  (7)
 Contract Owner Deaths                                         (589)                (104)                 (60)                (399)
 Contract Owner Terminations                                   (759)                (197)                (153)                (587)
 Policy Loans, Net                                             (777)                (219)                (128)                (391)
 Cost of Insurance (Note 3)                                    (585)                (203)                (125)                (360)
 Policy Loan Processing Charges                                 (78)                 (28)                 (17)                 (42)
 Transfers Among Investment Divisions                          (868)              (1,987)                (301)                 189
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (3,665)              (2,743)                (785)              (1,596)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (11,235)             (10,065)              (2,756)              (4,808)
Net Assets, Beginning Balance                                41,967               21,986                8,912               24,500
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            30,732  $            11,921  $             6,156  $            19,692
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       AIM V.I.
                                                       Capital
                                                     Appreciation            2001                 2002                 2003
(In thousands)                                           Fund                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $               404  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (43)                 (27)                 (64)                (208)
 Transaction Charges (Note 3)                                     0                  (16)                 (36)                (125)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  361                  (43)                (100)                (333)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (1,433)              14,483                  580                2,766
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (1,035)             (14,289)                 (28)                 354
 Capital Gain Distributions (Note 2)                            107                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (2,361)                 194                  552                3,120
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (2,000)                 151                  452                2,787
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    2
 Policy Loading, Net (Note 3)                                    (3)                   0                   (4)                  (2)
 Contract Owner Deaths                                          (50)                (155)                (176)                (714)
 Contract Owner Terminations                                   (158)                (120)                (606)              (1,206)
 Policy Loans, Net                                             (228)                 (37)                 (57)                (379)
 Cost of Insurance (Note 3)                                    (129)                 176                 (208)                (649)
 Policy Loan Processing Charges                                 (20)                  28                  (14)                 (67)
 Transfers Among Investment Divisions                          (414)             (37,741)               1,428                1,024
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,002)             (37,849)                 363               (1,991)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (3,002)             (37,698)                 815                  796
Net Assets, Beginning Balance                                 9,135               37,698                9,595               35,050
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             6,133  $                 0  $            10,410  $            35,846
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2004                 2005                 2006                 2007
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (49)                 (94)                 (40)                 (61)
 Transaction Charges (Note 3)                                   (30)                 (58)                 (22)                 (36)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (79)                (152)                 (62)                 (97)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           398                1,121                  216                  839
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                378                  378                  307                  (40)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 776                1,499                  523                  799
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      697                1,347                  461                  702
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    3                    0                    0
 Policy Loading, Net (Note 3)                                     0                    0                   (1)                   0
 Contract Owner Deaths                                         (249)                (457)                (122)                (727)
 Contract Owner Terminations                                   (451)                (889)                (137)                (127)
 Policy Loans, Net                                              (90)                 200                  326                 (196)
 Cost of Insurance (Note 3)                                    (160)                (295)                (145)                (199)
 Policy Loan Processing Charges                                 (10)                 (29)                 (21)                 (21)
 Transfers Among Investment Divisions                           740                  480                  559                1,116
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (220)                (987)                 459                 (154)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         477                  360                  920                  548
Net Assets, Beginning Balance                                 8,259               16,348                5,622                9,866
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             8,736  $            16,708  $             6,542  $            10,414
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                ------------------------------------------------------------------------------------


                                                        2008                 2009                 2010                 2011
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (98)                 (49)                 (44)                 (16)
 Transaction Charges (Note 3)                                   (57)                 (29)                 (26)                 (10)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (155)                 (78)                 (70)                 (26)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         1,234                1,056                1,029                  175
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (101)                (537)                (621)                 (62)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               1,133                  519                  408                  113
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      978                  441                  338                   87
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       3                    0                    4                    0
 Policy Loading, Net (Note 3)                                    (2)                  (1)                  (1)                   0
 Contract Owner Deaths                                         (337)                 (81)                 (30)                (156)
 Contract Owner Terminations                                   (445)                (882)                (389)                   0
 Policy Loans, Net                                               58                  (71)                   4                  (86)
 Cost of Insurance (Note 3)                                    (305)                (180)                (121)                 (44)
 Policy Loan Processing Charges                                 (41)                 (30)                 (10)                  (3)
 Transfers Among Investment Divisions                           199                 (136)                (799)                 111
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (870)              (1,381)              (1,342)                (178)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         108                 (940)              (1,004)                 (91)
Net Assets, Beginning Balance                                16,237                9,076                7,228                2,832
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            16,345  $             8,136  $             6,224  $             2,741
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                       Divisions Investing In
                                                --------------------------------------------------------------


                                                        2013                 2014                 2019
(In thousands)                                          Trust                Trust                Trust
                                                -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (7)                 (61)                 (17)
 Transaction Charges (Note 3)                                    (4)                 (37)                 (11)
                                                -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (11)                 (98)                 (28)
                                                -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           126                  364                  499
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (81)                (132)                (595)
 Capital Gain Distributions (Note 2)                              0                    0                    0
                                                -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  45                  232                  (96)
                                                -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       34                  134                 (124)
                                                -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    1                    0
 Policy Loading, Net (Note 3)                                     0                    0                    0
 Contract Owner Deaths                                            0                 (588)                   0
 Contract Owner Terminations                                    (60)                (899)                  (8)
 Policy Loans, Net                                              (11)                   0                  (83)
 Cost of Insurance (Note 3)                                     (15)                (193)                 (76)
 Policy Loan Processing Charges                                  (2)                 (29)                  (6)
 Transfers Among Investment Divisions                          (132)                (776)                 282
                                                -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (220)              (2,484)                 109
                                                -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (186)              (2,350)                 (15)
Net Assets, Beginning Balance                                 1,234               12,069                2,782
                                                -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             1,048  $             9,719  $             2,767
                                                ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   Merrill   Lynch  Life  Variable  Life  Separate   Account   II
   ("Account"), a separate account of Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), was established to support Merrill Lynch Life's operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by Arkansas State Insurance Law. Merrill Lynch Life is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and consists of thirty-five investment divisions (forty during the year). The investment divisions are as follows:

   - Merrill Lynch Series Fund, Inc.: Eight of the investment divisions (nine during the year) each invest in the shares of a single mutual fund portfolio of the Merrill Lynch Series Fund, Inc. ("Merrill Series Fund"). The investment advisor to the funds of the Merrill Series Fund is Merrill Lynch Investment Managers, L.P. ("MLIM"), an indirect subsidiary of Merrill Lynch & Co. Following the close of business on November 21, 2003, the Natural Resources Portfolio was liquidated and substituted into the Global Allocation Strategy Portfolio. Effective following the close of business on May 11, 2001, the Balanced Portfolio was liquidated and substituted into the Balanced Capital Strategy Portfolio.
   - Merrill Lynch Variable Series Funds, Inc.: Ten of the investment divisions (eleven during the year) each invest in the shares of a single mutual fund portfolio of the Merrill Lynch Variable Series Funds,Inc. ("Merrill Variable Funds"). The investment advisor to the funds of the Merrill Variable Funds is MLIM. Effective November 21, 2003, (i) the Mercury International Value V.I. Fund was renamed International Value V.I. Fund and (ii) the Merrill Lynch Large Cap Growth V.I. Fund was renamed Large Cap Growth V.I. Fund. The Global Allocation V.I. Fund commenced operations on November 21, 2003. Following the close of business on November 21, 2003, the Developing Capital Markets V.I. Fund was liquidated and substituted into the Global Allocation V.I. Fund. Following the close of business on April 30, 2002, the Global Bond Focus Fund was liquidated and substituted into the Core Bond Strategy Portfolio. Following the close of business on April 27, 2001, the Balanced Capital Focus Fund merged with and into the American Balanced Fund and the fund was closed to allocations of premiums and contract value. Effective following the close of business on April 27, 2001, the International Equity Focus Fund merged with and into the Mercury International Value V.I. Fund.
   - AllianceBernstein Variable Products Series Fund, Inc.: One of the investment divisions (two during the year) invests in the shares of a single mutual fund portfolio of the AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein Variable Fund"). The investment advisor to the funds of the AllianceBernstein Variable Fund is AllianceBernstein Capital Management L.P. Effective March 31, 2003, (i) the Premier Growth Portfolio was renamed AllianceBernstein Premier Growth Portfolio and (ii) the Quasar Portfolio was renamed AllianceBernstein Quasar Portfolio. Following the close of business on November 21, 2003, the AllianceBernstein Quasar Portfolio was liquidated and substituted into the Roszel / Delaware Trend Portfolio.
   - MFS Variable Insurance Trust:One of the investment divisions (two during the year) invests in the shares of a single mutual fund portfolio of the MFS Variable Insurance Trust ("MFS Variable Trust"). The investment advisor to the funds of the MFS Variable Trust is Massachusetts Financial Services Company.Following the close of business on November 21, 2003, the MFS Research Series was liquidated and substituted into the Roszel / PIMCO CCM Capital Appreciation Portfolio.
   - AIM Variable Insurance Funds:Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the AIM Variable Insurance Funds ("AIM Variable Funds"). The investment advisor to the funds of the AIM Variable Funds is AIM Advisors, Inc.
   - MLIG Variable Insurance Trust: Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the MLIG Variable Insurance Trust ("MLIG Variable Trust"). The investment advisor to MLIG Variable Trust is Roszel Advisers, LLC, an indirect subsidiary of Merrill Lynch & Co. The Roszel / Delaware Trend Portfolio and Roszel / PIMCO CCM Capital Appreciation Portfolio commenced operations on November 21, 2003.
   - The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through L: Eleven of the investment divisions (twelve during the year) each invest in the units of a single trust of the Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through L ("Merrill Zero Trusts"). Each trust of the Merrill Zero Trusts consists of Stripped Treasury Securities with a fixed maturity date and a Treasury Note deposited to provide income to pay expenses of the trust.Merrill Zero Trusts are sponsored by Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch & Co. The 2003 Trust matured August 15, 2003, the 2002 Trust matured February 15, 2002,the 2001 Trust matured on February 15, 2001.

   The assets of the Account are registered in the name of Merrill Lynch Life. The portion of the Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Merrill Lynch Life may conduct.

   The change in net assets accumulated in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits
   (without regard to the guaranteed minimum death benefits) and other Contract benefits.

2. SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments of the investment divisions are included in the statement of assets and liabilities at the net asset value of the shares/units held in the underlying funds/trusts, which value their investments at market value. Dividend income includes ordinary dividends and capital gain distributions and is recognized on the ex-dividend date. All dividends are automatically reinvested. Realized gains and losses on the sales of investments are computed on the first in first out method. Investment transactions are recorded on the trade date.

   The operations of the Account are included in the Federal income tax return of Merrill Lynch Life. Under the provisions of the Contracts, Merrill Lynch Life has the right to charge the Account for any Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Merrill Lynch Life pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, Merrill Lynch Life retains the right to charge for any Federal income tax incurred that is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

3. PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

   (In thousands)
                                                                                          Purchases               Sales
                                                                                   --------------------- ---------------------
    Money Reserve Portfolio                                                        $             58,771  $            101,943
    Intermediate Government Bond Portfolio                                                       17,144                42,131
    Core Bond Strategy Portfolio                                                                 11,436                18,133
    Large Cap Core Strategy Portfolio                                                             7,930                18,390
    Fundamental Growth Strategy Portfolio                                                         7,691                25,638
    Balanced Capital Strategy Portfolio                                                          19,271                80,595
    High Yield Portfolio                                                                         25,009                22,739
    Natural Resources Portfolio                                                                   3,087                16,879
    Global Allocation Strategy Portfolio                                                         24,578                 9,813
    Utilities and Telecommunications V.I. Fund                                                    2,390                 1,291
    Basic Value V.I. Fund                                                                        10,952                 8,243
    Developing Capital Markets V.I. Fund                                                         14,848                19,278
    Small Cap Value V.I. Fund                                                                    11,984                 6,861
    Index 500 V.I. Fund                                                                          12,616                 9,240
    Global Growth V.I. Fund                                                                       1,893                   909
    American Balanced V.I. Fund                                                                      10                    22
    Large Cap Value V.I. Fund                                                                     6,189                 3,316
    International Value V.I. Fund                                                                27,170                26,910
    Large Cap Growth V.I. Fund                                                                   11,065                10,555
    Global Allocation V.I. Fund                                                                   4,319                   143
    AllianceBernstein Quasar Portfolio                                                            3,177                 4,518
    Alliance Bernstein Premier Growth Portfolio                                                   2,313                 5,221
    MFS Emerging Growth Series                                                                    1,758                 2,301
    MFS Research Series                                                                             568                 5,633
    AIM V.I. Premier Equity Fund                                                                    756                 3,195
    AIM V.I. Capital Appreciation Fund                                                            1,121                   948
    Roszel / Delaware Trend Portfolio                                                             3,655                   607
    Roszel / PIMCO CCM Capital Appreciation Portfolio                                             4,602                   208
    2003 Trust                                                                                      626                37,083
    2004 Trust                                                                                    1,054                   794
    2005 Trust                                                                                    1,310                 2,332
    2006 Trust                                                                                      386                   880
    2007 Trust                                                                                      344                 1,815
    2008 Trust                                                                                      831                 3,055
    2009 Trust                                                                                      622                 1,402
    2010 Trust                                                                                    1,375                 1,202
    2011 Trust                                                                                      103                   318
    2013 Trust                                                                                      164                   486
    2014 Trust                                                                                      411                 2,543
    2019 Trust                                                                                    2,206                   761
                                                                                   --------------------- ---------------------
                                                                                   $            305,735  $            498,331
                                                                                   ===================== =====================

4.UNIT VALUES

  The following is a summary of units outstanding, unit values and net assets for variable life insurance contracts. The investment income ratio represents  dividends, excluding  distributions  of  capital  gains, received by the  investment  division  from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.The ratio excludes those  expenses  such as mortality  and expense  charges, that  result in direct reduction in the unit values. The recognition of investment income by  the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment divisions invest. The investment income ratio  is calculated on a prospective basis and is presented for the years 2003, 2002, 2001 and 2000.The expense ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each  period indicated. The ratio includes  only those expenses that  result in a direct reduction to unit values. Charges made directly to contract owner  accounts through the  redemption of units  and expenses of the underlying fund are excluded. The total return amounts  include changes in the value of the underlying  mutual fund, which includes  expenses  assessed through the  reduction of unit values. The ratio does not include  any expenses assessed through the redemption of units. Investment  divisions with a  date notation indicate the  effective date  of that investment division in the separate  account. The total  return is calculated for  the period indicated or  from the  effective date through  the end of the reporting period. As  the total  return is presented as  a range of  minimum to maximum  values, based on  the  product  grouping representing the  minimum  and maximum expense ratio  amounts, some individual contract  total returns are not  within the ranges presented.

  (In thousands, except unit values)

  Money Reserve Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          7,509 $    34.26 $      37.60 $      278,011                0.87 %      0.50 %     0.90 %     -0.01 %    0.39 %
      2002          8,680      34.26        37.46        320,070                1.63        0.50       0.90        0.76      1.17
      2001          9,511      34.00        37.02        346,787                3.96        0.50       0.90        3.22      3.65
      2000          9,742      32.94        35.72        342,759                6.07        0.50       0.90        5.29      5.71
      1999         10,490      31.29        33.79        349,417                            0.50       0.90        4.08      4.50

  Intermediate Government Bond Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          2,275 $    60.15 $      66.02 $      147,675                3.35 %      0.50 %     0.90 %      1.34 %    1.76 %
      2002          2,763      59.35        64.88        176,261                4.41        0.50       0.90        8.82      9.26
      2001          2,816      54.54        59.38        164,659                5.39        0.50       0.90        5.97      6.40
      2000          2,892      51.47        55.81        159,095                6.00        0.50       0.90       10.64     11.08
      1999          3,340      46.52        50.24        165,491                            0.50       0.90       -2.14     -1.74


  Core Bond Strategy Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          1,108 $    69.84 $      76.65 $       83,328                3.75 %      0.50 %     0.90 %      4.01 %    4.43 %
      2002          1,247      67.15        73.40         89,944                4.69        0.50       0.90        8.96      9.40
      2001          1,219      61.62        67.09         80,276                5.40        0.50       0.90        6.85      7.29
      2000          1,202      57.67        62.54         73,970                6.44        0.50       0.90        8.59      9.03
      1999          1,434      53.11        57.36         81,048                            0.50       0.90       -3.23     -2.83

  Large Cap Core Strategy Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          1,678 $    92.61 $     101.64 $      167,483                0.51 %      0.50 %     0.90 %     31.33 %   31.86 %
      2002          1,800      70.51        77.08        136,351                0.78        0.50       0.90      -19.48    -19.15
      2001          2,107      87.57        95.34        197,579                0.85        0.50       0.90      -10.78    -10.42
      2000          2,369      98.15       106.43        248,271                5.89        0.50       0.90      -10.68    -10.31
      1999          2,631     109.89       118.67        307,586                            0.50       0.90       30.45     30.98

  Fundamental Growth Strategy Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense                Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                  Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          2,439 $    74.19 $      81.43 $      195,299                0.43 %      0.50 %     0.90 %     27.62 %   28.14 %
      2002          2,692      58.13        63.55        168,294                0.37        0.50       0.90      -29.12    -28.83
      2001          3,208      82.01        89.29        281,875                0.49        0.50       0.90      -19.55    -19.22
      2000          3,748     101.94       110.54        408,165               15.55        0.50       0.90       -7.22     -6.85
      1999          3,795     109.87       118.66        443,774                            0.50       0.90       37.74     38.30


  Balanced Capital Strategy Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense                Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                  Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003         15,184 $    47.76 $      51.51 $      769,425                2.33 %      0.50 %     0.90 %     20.19 %   20.68 %
      2002         16,793      39.73        42.68        705,678                2.78        0.50       0.90      -13.68    -13.33
      2001         19,122      46.03        49.25        928,035                2.30        0.50       0.90       -7.60     -7.22
      2000         19,533      49.82        53.08      1,022,851                5.59        0.50       0.90       -5.77     -5.39
      1999         21,630      52.87        56.10      1,198,155                            0.50       0.90       19.13     19.61

  High Yield Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          1,502 $    34.49 $      37.05 $       54,773                7.73 %      0.50 %     0.90 %     23.28 %   23.78 %
      2002          1,535      27.98        29.93         45,257                9.57        0.50       0.90       -4.34     -3.95
      2001          1,475      29.25        31.17         45,329               10.46        0.50       0.90        0.78      1.19
      2000          1,581      29.02        30.80         48,070                9.88        0.50       0.90       -5.99     -5.61
      1999          2,011      30.87        32.63         64,871                            0.50       0.90        4.63      5.06

  Natural Resources Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                            Division closed during the year
      2002            884 $    12.58 $      13.40 $       11,707                0.60 %      0.50 %     0.90 %      1.46 %    1.87 %
      2001            935      12.40        13.15         12,161                0.73        0.50       0.90      -10.20     -9.83
      2000          1,066      13.81        14.58         15,311                1.02        0.50       0.90       39.17     39.73
      1999            898       9.92        10.44          9,256                            0.50       0.90       24.37     24.88


  Global Allocation Strategy Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          3,524 $    32.89 $      35.16 $      122,036                3.72 %      0.50 %     0.90 %     34.42 %   34.96 %
      2002          3,176      24.47        26.06         81,538                3.68        0.50       0.90       -8.84     -8.47
      2001          3,609      26.84        28.47        101,359                1.74        0.50       0.90       -9.26     -8.89
      2000          4,104      29.58        31.24        126,571                3.85        0.50       0.90      -10.08     -9.71
      1999          4,659      32.90        34.60        159,293                            0.50       0.90       20.06     20.55

  Balanced Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ---------------------                                        -------------------    ------------------
      2003                                              Division was not available
      2002                                              Division was not available
      2001                                            Division closed during the year
      2000          2,223 $    31.08 $      32.71 $       71,786                2.73 %      0.50 %     0.90 %     -1.99 %   -1.60 %
      1999          2,570      31.71        33.24         84,382                            0.50       0.90        7.58      8.01

  Utilities and Telecommunications  V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    -------------------
      2003            291 $    17.80 $      18.52 $        5,378                2.88 %      0.50 %     0.90 %     19.11 %   19.59 %
      2002            241      14.95        15.48          3,704                3.49        0.50       0.90      -19.50    -19.17
      2001            279      18.57        19.15          5,316                6.34        0.50       0.90      -14.79    -14.45
      2000            317      21.79        22.39          7,065                3.20        0.50       0.90       -3.59     -3.20
      1999            308      22.60        23.13          7,095                            0.50       0.90       11.62     12.07


  International Equity Focus Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                              Division was not available
      2002                                              Division was not available
      2001                                            Division closed during the year
      2000            498 $    12.19 $      12.52 $        6,203                0.85 %      0.50 %     0.90 %    -18.02 %  -17.69 %
      1999            493      14.87        15.21          7,456                            0.50       0.90       36.39     36.94

  Global Bond Focus Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                              Division was not available
      2002                                            Division closed during the year
      2001              9 $    12.12 $      12.26 $          111                3.66 %      0.60 %     0.75 %     -3.93 %   -3.78 %
      2000             14      12.61        12.74            180                4.46        0.60       0.75       -0.38     -0.23
      1999             25      12.66        12.77            318                            0.60       0.75       -8.87     -8.73

  Basic Value V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          2,416 $    29.92 $      31.12 $       74,535                1.25 %      0.50 %     0.90 %     32.04 %   32.57 %
      2002          2,352      22.66        23.47         54,821                0.98        0.50       0.90      -18.51    -18.18
      2001          2,504      27.81        28.69         71,410                5.75        0.50       0.90        3.31      3.73
      2000          2,230      26.92        27.65         61,329                5.12        0.50       0.90       11.64     12.09
      1999          2,296      24.11        24.67         56,370                            0.50       0.90       20.03     20.51


  Developing Capital Markets V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                            Division closed during the year
      2002            452 $     6.82 $       7.07 $        3,177                0.35 %      0.50 %     0.90 %    -11.05 %  -10.69 %
      2001            444       7.67         7.91          3,490                0.91        0.50       0.90        0.55      0.96
      2000            493       7.63         7.84          3,843                0.79        0.50       0.90      -29.33    -29.05
      1999            661      10.80        11.05          7,276                            0.50       0.90       64.03     64.70

  Small Cap Value V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          1,319 $    31.99 $      33.27 $       43,459                0.08 %      0.50 %     0.90 %     41.63 %   42.20 %
      2002          1,149      22.59        23.40         26,632                0.00        0.50       0.90      -24.45    -24.14
      2001          1,117      29.90        30.84         34,304                7.92        0.50       0.90       28.71     29.23
      2000            725      23.23        23.86         17,229               20.20        0.50       0.90       13.72     14.18
      1999            450      20.43        20.90          9,391                            0.50       0.90       32.94     33.48

  Index 500 V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          1,922 $    15.45 $      15.90 $       30,311                1.45 %      0.50 %     0.90 %     26.99 %   27.50 %
      2002          1,710      12.17        12.47         21,166                1.30        0.50       0.90      -23.10    -22.79
      2001          1,706      15.82        16.15         27,359                0.94        0.50       0.90      -13.07    -12.72
      2000          1,719      18.20        18.43         31,641                1.01        0.60       0.90      -10.18     -9.91
      1999          1,571      20.27        20.46         32,120                            0.60       0.90       19.41     19.78


  Balanced Capital Focus Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                              Division was not available
      2002                                              Division was not available
      2001                                            Division closed during the year
      2000             32 $    10.99 $      11.03 $          355                2.60 %      0.60 %     0.75 %      5.63 %    5.79 %
      1999             43      10.43        10.43            449                            0.60       0.60       -2.20     -2.20

  Global Growth V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            413 $     9.01 $       9.21 $        3,780                1.36 %      0.50 %     0.90 %     32.36 %   32.89 %
      2002            300       6.81         6.93          2,067                0.11        0.50       0.90      -28.39    -28.10
      2001            372       9.50         9.64          3,569                0.77        0.50       0.90      -23.73    -23.42
      2000            564      12.46        12.56          7,070                6.36        0.60       0.90      -15.76    -15.51
      1999            147      14.79        14.86          2,179                            0.60       0.90       69.39     67.78

  American Balanced V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense                Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                 Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003             18 $    27.25 $      27.36 $          488                2.21 %      0.60 %     0.75 %     20.64 %   20.82 %
      2002             19      22.58        22.64            427                2.26        0.60       0.75      -14.33    -14.20
      2001             28      26.36        26.39            735                3.62        0.60       0.75       -2.80     -2.70


  Large Cap Value V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            690 $    11.77 $      11.90 $        8,186                0.67 %      0.50 %     0.90 %     32.77 %   33.31 %
      2002            416       8.89         8.92          3,706                0.70        0.50       0.75      -13.27    -13.05
      2001            132      10.25        10.26          1,349                1.00        0.50       0.75       -1.28     -1.12


  International Value V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            827 $    12.47 $      12.76 $       10,501                3.91 %      0.50 %     0.90 %     40.96 %   41.53 %
      2002            862       8.85         9.01          7,740                3.43        0.50       0.90      -12.34    -11.98
      2001            812      10.09        10.24          8,288                4.95        0.50       0.90      -13.69    -13.34
      2000            332      11.69        11.79          3,915                0.00        0.60       0.90        1.94      2.25
      1999            204      11.47        11.53          2,342                            0.60       0.90       15.84     16.17

  Large Cap Growth V.I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            858 $     9.08 $       9.25 $        7,886                0.00 %      0.50 %     0.90 %     32.80 %   33.34 %
      2002            832       6.84         6.94          5,738                0.00        0.50       0.90      -24.08    -23.77
      2001            361       9.01         9.10          3,274                0.03        0.50       0.90      -10.15     -9.87
      2000            362      10.03        10.07          3,650                1.45        0.60       0.90      -16.70    -16.45
      1999            266      12.04        12.06          3,206                            0.60       0.90       34.91     35.26


  Global Allocation V. I. Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            202 $    20.75 $      21.77 $        4,354               23.28 %      0.50 %     0.90 %      8.06 %    8.11 %

  AllianceBernstein Quasar Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                            Division closed during the year
      2002            149 $     5.58 $       5.69 $          843                0.00 %      0.50 %     0.90 %    -32.38 %  -32.11 %
      2001            133       8.30         8.38          1,110                3.63        0.50       0.75      -13.41    -13.19
      2000            135       9.58         9.62          1,291                2.66        0.60       0.75       -6.79     -6.65
      1999             67      10.28        10.31            690                            0.60       0.75       20.63     20.79

  Alliance Bernstein Premier Growth Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003          1,315 $    14.58 $      15.00 $       19,531                0.00 %      0.50 %     0.90 %     22.56 %   23.05 %
      2002          1,527      11.89        12.19         18,455                0.00        0.50       0.90      -31.27    -30.99
      2001          1,751      17.31        17.66         30,732                5.42        0.50       0.90      -17.96    -17.62
      2000          1,968      21.09        21.35         41,967                5.25        0.60       0.90      -17.33    -17.08
      1999          2,007      25.51        25.75         51,613                            0.60       0.90       31.12     31.52

  MFS Emerging Growth Series
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            590 $    12.31 $      12.66 $        7,407                0.00 %      0.50 %     0.90 %     29.06 %   29.58 %
      2002            636       9.54         9.77          6,158                0.00        0.50       0.90      -34.36    -34.09
      2001            809      14.53        14.83         11,921                5.99        0.50       0.90      -34.09    -33.82
      2000            986      22.04        22.31         21,986                5.83        0.60       0.90      -20.33    -20.09
      1999            812      27.67        27.92         22,648                            0.60       0.90       75.13     75.65


  MFS Research Series
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                            Division closed during the year
      2002            432 $     9.94 $      10.18 $        4,375                0.28 %      0.50 %     0.90 %    -25.22 %  -24.91 %
      2001            457      13.29        13.56          6,156               11.52        0.50       0.90      -21.96    -21.64
      2000            518      17.03        17.24          8,912                6.32        0.60       0.90       -5.70     -5.42
      1999            466      18.06        18.23          8,479                            0.60       0.90       22.93     23.30

  AIM V.I. Premier Equity Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            767 $    13.34 $      13.72 $       10,434                0.28 %      0.50 %     0.90 %     23.95 %   24.46 %
      2002            965      10.76        11.03         10,565                0.30        0.50       0.90      -30.89    -30.61
      2001          1,248      15.57        15.89         19,692                1.72        0.50       0.90      -13.35    -13.00
      2000          1,349      17.97        18.19         24,500                4.06        0.60       0.90      -15.41    -15.16
      1999          1,198      21.24        21.44         25,666                            0.60       0.90       28.73     29.12

  AIM V.I. Capital Appreciation Fund
  -----------------------------------------------

                                                      Net Assets           Investment          Expense                Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                 Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            388 $    12.34 $      12.70 $        4,883                0.00 %      0.50 %     0.90 %     28.36 %   28.88 %
      2002            375       9.62         9.85          3,658                0.00        0.50       0.90      -25.04    -24.73
      2001            471      12.83        13.09          6,133                5.74        0.50       0.90      -23.98    -23.66
      2000            535      16.87        17.08          9,135                2.67        0.60       0.90      -11.71    -11.44
      1999            283      19.11        19.29          5,462                            0.60       0.90       43.31     43.75


  Roszel / Delaware Trend Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            257 $    12.32 $      12.35 $        3,166                0.00 %      0.50 %     0.90 %      4.45 %    4.50 %

  Roszel / PIMCO CCM Capital Appreciation Portfolio
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            388 $    11.76 $      11.79 $        4,567                0.00 %      0.50 %     0.90 %      4.77 %    4.82 %

  2000 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                              Division was not available
      2002                                              Division was not available
      2001                                              Division was not available
      2000                                            Division matured during this year
      1999            899 $    21.23 $      22.08 $       19,745                            0.84 %     1.24 %      3.22 %    3.64 %

  2001 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                              Division was not available
      2002                                              Division was not available
      2001                                            Division matured during this year
      2000            725 $    49.30 $      52.60 $       37,698                0.00 %      0.84 %     1.24 %      5.04 %    5.47 %
      1999            819      46.93        49.88         40,402                            0.84       1.24        1.77      2.18


  2002 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                              Division was not available
      2002                                            Division matured during this year
      2001            529 $    19.09 $      19.85 $       10,410                0.00 %      0.84 %     1.24 %      4.13 %    4.56 %
      2000            510      18.33        18.99          9,595                0.00        0.84       1.24        6.58      7.01
      1999            472      17.20        17.74          8,284                            0.84       1.24       -0.09      0.32

  2003 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003                                            Division matured during this year
      2002            379 $    88.51 $      95.47 $       35,745                0.00 %      0.84 %     1.24 %      2.36 %    2.77 %
      2001            390      86.47        92.90         35,846                0.00        0.84       1.24        7.54      7.98
      2000            412      80.41        86.03         35,050                0.00        0.84       1.24        9.08      9.53
      1999            448      73.71        78.55         34,867                            0.84       1.24       -2.89     -2.50

  2004 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            430 $    18.09 $      18.54 $        7,928                0.00 %      0.84 %     1.09 %      0.11 %    0.36 %
      2002            411      18.07        18.47          7,563                0.00        0.84       1.09        4.19      4.46
      2001            497      17.34        17.68          8,736                0.00        0.84       1.09        8.12      8.40
      2000            509      16.04        16.31          8,259                0.00        0.84       1.09       10.11     10.39
      1999            474      14.56        14.78          6,979                            0.84       1.09       -3.59     -3.35


  2005 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            226 $    71.46 $      77.19 $       17,246                0.00 %      0.84 %     1.24 %      0.93 %    1.34 %
      2002            235      70.80        76.17         17,836                0.00        0.84       1.24        7.43      7.87
      2001            238      65.90        70.61         16,708                0.00        0.84       1.24        7.96      8.16
      2000            253      61.18        65.28         16,348                0.00        0.84       1.24       11.73     12.19
      1999            282      54.75        58.19         16,321                            0.84       1.24       -5.33     -4.95

  2006 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            138 $    41.42 $      44.50 $        6,009                0.00 %      0.84 %     1.24 %      1.46 %    1.87 %
      2002            147      40.82        43.68          6,324                0.00        0.84       1.24        9.75     10.20
      2001            168      37.19        39.64          6,542                0.00        0.84       1.24        7.72      7.86
      2000            156      34.63        36.75          5,622                0.00        0.84       1.24       13.64     14.10
      1999            180      30.47        32.21          5,700                            0.84       1.24       -7.14     -6.77

  2007 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            213 $    45.42 $      48.60 $       10,184                0.00 %      0.84 %     1.24 %      1.37 %    1.78 %
      2002            240      44.81        47.76         11,333                0.00        0.84       1.24       12.12     12.58
      2001            248      39.96        42.42         10,414                0.00        0.84       1.24        6.62      7.06
      2000            252      37.48        39.62          9,866                0.00        0.84       1.24       15.45     15.92
      1999            310      32.46        34.18         10,481                            0.84       1.24       -8.49     -8.12


  2008 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            345 $    43.60 $      46.47 $       15,820                0.00 %      0.84 %     1.24 %      1.41 %    1.82 %
      2002            390      43.00        45.64         17,633                0.00        0.84       1.24       14.24     14.71
      2001            415      37.64        39.79         16,345                0.00        0.84       1.24        5.79      6.22
      2000            438      35.58        37.46         16,237                0.00        0.84       1.24       17.26     17.73
      1999            539      30.34        31.81         16,986                            0.84       1.24       -9.99     -9.62

  2009 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            140 $    39.80 $      42.24 $        5,851                0.00 %      0.84 %     1.24 %      1.56 %    1.97 %
      2002            157      39.19        41.43          6,411                0.00        0.84       1.24       15.87     16.34
      2001            231      33.82        35.61          8,136                0.00        0.84       1.24        4.77      5.20
      2000            270      32.28        33.85          9,076                0.00        0.84       1.24       18.84     19.33
      1999            290      27.16        28.37          8,157                0.00        0.84       1.24      -10.93    -10.57

  2010 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            161 $    38.70 $      40.91 $        6,529                0.00 %      0.84 %     1.24 %      1.98 %    2.40 %
      2002            156      37.95        39.95          6,134                0.00        0.84       1.24       16.61     17.09
      2001            185      32.54        34.12          6,224                0.00        0.84       1.24        3.44      3.86
      2000            222      31.46        32.85          7,228                0.00        0.84       1.24       20.47     20.96
      1999            209      26.11        27.16          5,646                            0.84       1.24      -11.58    -11.22


  2011 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003             48 $    32.66 $      34.38 $        1,651                0.00 %      0.84 %     1.24 %      2.05 %    2.47 %
      2002             55      32.00        33.55          1,810                0.00        0.84       1.24       17.26     17.74
      2001             97      27.29        28.50          2,741                0.00        0.84       1.24        2.85      3.27
      2000            103      26.53        27.60          2,832                0.00        0.84       1.24       21.97     22.47
      1999             62      21.75        22.53          1,396                            0.84       1.24      -12.09    -11.73

  2013 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003             34 $    24.69 $      25.79 $          856                0.00 %      0.84 %     1.24 %      1.58 %    1.99 %
      2002             45      24.31        25.28          1,117                0.00        0.84       1.24       19.57     20.05
      2001             51      20.33        21.06          1,048                0.00        0.84       1.24        1.78      2.20
      2000             60      19.98        20.61          1,234                0.00        0.84       1.24       24.31     24.82
      1999             63      16.07        16.51          1,032                            0.84       1.24      -13.56    -13.21

  2014 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------

                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            334 $    24.52 $      25.51 $        8,468                0.00 %      0.84 %     1.24 %      2.26 %    2.68 %
      2002            413      23.98        24.84         10,234                0.00        0.84       1.24       19.89     20.38
      2001            474      20.00        20.64          9,719                0.00        0.84       1.24        0.94      1.35
      2000            595      19.82        20.36         12,069                0.00        0.84       1.24       25.50     26.01
      1999            895      15.79        16.16         14,413                            0.84       1.24      -14.35    -14.00


  2019 Trust
  -----------------------------------------------

                                                      Net Assets           Investment          Expense               Total
  December 31, Units(000's)      Unit Value             (000's)           Income Ratio          Ratio                Return
               -------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       -------------------    ------------------
      2003            170 $    13.39 $      13.65 $        2,312                0.00 %      0.84 %     1.24 %      1.72 %    2.14 %
      2002             57      13.24        13.36            774                0.00        0.84       1.09       18.82     19.13
      2001            247      11.09        11.22          2,767                0.00        0.84       1.24       -1.74     -1.34
      2000            245      11.29        11.37          2,782                0.00        0.84       1.24       28.66     29.18
      1999            546       8.78         8.80          4,809                            0.84       1.24      -15.61    -15.23

5.CHARGES AND FEES

  The following table is a listing of all expenses charged to the separate account. Mortality and expense, rider and administrative charges may be assessed through a reduction in unit value or redemption of units or as fixed  charges.

                                                        Prime Plan 1

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              (1+0.0050)^(1/365) - 1 per day
  Trust acquisition charge              Daily - reduction of unit values              (1+0.0034)^(1/365) - 1 per day
  Administrative charge                 Annually - redemption of units                Varies  based  on   face  amount  of contract
  Net loan cost                         Annually - redemption of units                0.75%  of the loan debt and a pro rata amount
                                                                                      of  this  charge  is  incurred upon surrender
  Cost of insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex  and  attained  age, and the policy's net
                                                                                      amount at  risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up  to $25 fee for each transfer in excess of
                                                                                      five transfers in a contract year

                                                        Prime Plan 2

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              (1+0.0050)^(1/365) - 1 per day
  Trust acquisition charge              Daily - reduction of unit values              (1+0.0034)^(1/365) - 1 per day
  Deferred policy load                  Annually - redemption of units                7.50%  for  premium   payment  deferred  over
                                                                                      10  years  and  upon  surrender  the  balance
                                                                                      of  the  deferred  policy  loading chargeable
                                                                                      to  any  payment  made  that has not yet been
                                                                                      deducted  is  subtracted  from the investment
                                                                                      base of the policy
  Administrative charge                 Annually - redemption of units                Varies  based  on  face  amount  of  contract
  Net loan cost                         Annually - redemption of units                0.75% of the  loan debt and a pro rata amount
                                                                                      of  this  charge  is  incurred upon surrender
  Cost of insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex  and  attained  age, and the policy's net
                                                                                      amount  at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for  each transfer in excess of
                                                                                      five transfers in a contract year


                                                      Prime Plans 3-4

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              (1+0.0050)^(1/365) - 1 per day
  Trust acquisition charge              Daily - reduction of unit values              (1+0.0034)^(1/365) - 1 per day
  Deferred policy load                  Annually - redemption of units                7.75%  for  premium  payment   deferred  over
                                                                                      10  years  and  upon  surrender  the  balance
                                                                                      of  the  deferred  policy  loading chargeable
                                                                                      to  any  payment  made  that has not yet been
                                                                                      deducted  is  subtracted  from the investment
                                                                                      base of the policy
  Administrative charge                 Annually - redemption of units                Varies  based  on  face  amount  of  contract
  Net loan cost                         Annually - redemption of units                0.75%  of the loan debt and a pro rata amount
                                                                                      of  this  charge  is  incurred upon surrender
  Cost of insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex  and  attained  age, and the policy's net
                                                                                      amount at  risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer  in excess of
                                                                                      five transfers in a contract year

                                                        Prime Plan 5

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0060)^(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)^(1/365) per day
  Deferred policy loading               Annually - redemption of units                7%  of  premium  in  the first year, deferred
                                                                                      over 10 years
                                                                                      6.5%  of  each  additional payment made after
                                                                                      the  first   year,  deferred  over  10  years
                                                                                      Upon  surrender  the  balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been  deducted is subtracted
                                                                                      from the investment base of the policy
  Net loan cost                         Annually - redemption of units                0.75% of the loan debt for year 1-10
                                                                                      0.60%  of  the  loan debt for year 11 or more
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex  and  attained  age, and the policy's net
                                                                                      amount at risk and a pro  rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in  excess of
                                                                                      five transfers in a contract year


                                                        Prime Plan 6

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0075)^(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)^(1/365) per day
  Deferred policy loading               Annually - redemption of units                Single: 7% of initial and  additional premium
                                                                                      in  the  first  year, deferred  over 10 years
                                                                                      Joint: 9% of  initial  and additional premium
                                                                                      in  the  first  year, deferred  over 10 years
                                                                                      Upon  surrender  the  balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has  not yet been deducted is subtracted
                                                                                      from the investment base of the policy
  Net loan cost                         Annually - redemption of units                Guaranteed Investment Division ("GID")
                                                                                      invested funds: 2% of loan debt
                                                                                      Non-GID  invested  funds: 0.75%  of loan debt
                                                                                      A pro rata amount  of this charge is incurred
                                                                                      upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex  and  attained  age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Administration fee                    Quarterly - redemption of units               $12.50 fee
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each  transfer in excess of
                                                                                      five transfers in a contract year

                                                        Prime Plan 7

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0090)^(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)^(1/365) per day
  Deferred policy loading               Annually - redemption of units                Single: 7% of initial and  additional premium
                                                                                      in  the  first  year, deferred  over 10 years
                                                                                      Joint: 9% of  initial  and additional premium
                                                                                      in  the  first  year, deferred  over 10 years
                                                                                      Upon  surrender  the  balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet  been deducted is subtracted
                                                                                      from the investment base of the policy
  Net loan cost                         Annually - redemption of units                Wash loans: 0% of loan debt
                                                                                      Non-wash loans: 2% of loan debt
                                                                                      A pro rata amount of  this charge is incurred
                                                                                      upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex  and  attained age, and  the policy's net
                                                                                      amount  at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each  transfer in excess of
                                                                                      five transfers in a contract year


                                                    Prime Plan Investor

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0090)^(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)^(1/365) per day
  Deferred policy loading               Annually - redemption of units                Single: 7% of initial  and additional premium
                                                                                      in  the  first  year, deferred  over 10 years
                                                                                      Joint: 9%  of  initial and additional premium
                                                                                      in  the  first  year, deferred  over 10 years
                                                                                      Upon  surrender  the  balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has  not yet been deducted is subtracted
                                                                                      from the investment base of the policy
  Net loan cost                         Annually - redemption of units                2% of loan debt and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex  and  attained  age, and the policy's net
                                                                                      amount  at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each  transfer in excess of
                                                                                      five transfers in a contract year

                                                       Directed Life

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              (1+0.0050)^(1/365) - 1 per day
  Trust acquisition charge              Daily - reduction of unit values              (1+0.0034)^(1/365) - 1 per day
  Net loan cost                         Annually - redemption of units                Non-Adjustable loan rate: 0.75% of
                                                                                      loan debt
                                                                                      Adjustable loan rate: 0.25% - 0.75%
                                                                                      of loan debt
                                                                                      A pro rata amount  of this charge is incurred
                                                                                      upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex  and  attained  age, and the policy's net
                                                                                      amount at risk and a  pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee  for each transfer in excess of
                                                                                      five transfers in a contract year


                                                      Directed Life 2

  Charge                                Amount Deducted                               Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0075)^(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)^(1/365) per day
  Deferred policy loading               Annually - redemption of units                Charge varies based on plan type, the premium
                                                                                      payment  period,  and  the  type  of  premium
                                                                                      (scheduled or unscheduled)
  Net loan cost                         Annually - redemption of units                0.75%  of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex  and  attained  age, and the policy's net
                                                                                      amount at  risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Administration fee                    Quarterly - redemption of units               $12.50 fee
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer  in excess of
                                                                                      five transfers in a contract year

6.UNITS ISSUED AND REDEEMED

  Units issued and redeemed during 2003, 2002 and 2001 were as follows:

                                                                   Intermediate         Core          Large Cap       Fundamental
                                                     Money          Government          Bond             Core            Growth
                                                    Reserve            Bond           Strategy         Strategy         Strategy
  (In thousands)                                   Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2001                         9,742            2,892            1,202            2,369            3,748
  Activity during 2001:
       Issued                                            7,189              609              360              226              555
       Redeemed                                         (7,420)            (685)            (343)            (488)          (1,095)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                       9,511            2,816            1,219            2,107            3,208
  Activity during 2002:
       Issued                                            6,251              885              448              257              452
       Redeemed                                         (7,082)            (938)            (420)            (564)            (968)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                       8,680            2,763            1,247            1,800            2,692
  Activity during 2003:
       Issued                                            4,461              547              277              305              430
       Redeemed                                         (5,632)          (1,035)            (416)            (427)            (683)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                       7,509            2,275            1,108            1,678            2,439
                                               ================ ================ ================ ================ ================


                                                    Balanced                                            Global
                                                    Capital            High           Natural         Allocation
                                                    Strategy          Yield          Resources         Strategy         Balanced
   (In thousands)                                  Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                               ---------------- ---------------- ---------------- ---------------- ----------------

  Outstanding at January 1, 2001                        19,533            1,581            1,066            4,104            2,223
  Activity during 2001:
       Issued                                            2,303              684              769              353                0
       Redeemed                                         (2,714)            (790)            (900)            (848)          (2,223)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                      19,122            1,475              935            3,609                0
  Activity during 2002:
       Issued                                              850            1,032              475              453                0
       Redeemed                                         (3,179)            (972)            (526)            (886)               0
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                      16,793            1,535              884            3,176                0
  Activity during 2003:
       Issued                                              882              965              291            1,057                0
       Redeemed                                         (2,491)            (998)          (1,175)            (709)               0
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                      15,184            1,502                0            3,524                0
                                               ================ ================ ================ ================ ================


                                                                   International       Global                          Developing
                                                Utilities and         Equity           Bond             Basic           Capital
                                                   Telecom             Focus           Focus            Value           Markets
  (In thousands)                                  V.I. Fund            Fund            Fund           V.I. Fund        V.I. Fund
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2001                           317              498               14            2,230              493
  Activity during 2001:
       Issued                                               92                0                1            1,091              497
       Redeemed                                           (130)            (498)              (6)            (817)            (546)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                         279                0                9            2,504              444
  Activity during 2002:
       Issued                                               58                0                0              952            3,719
       Redeemed                                            (96)               0               (9)          (1,104)          (3,711)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                         241                0                0            2,352              452
  Activity during 2003:
       Issued                                              151                0                0              733            1,978
       Redeemed                                           (101)               0                0             (669)          (2,430)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                         291                0                0            2,416                0
                                               ================ ================ ================ ================ ================


                                                                                      Balanced
                                                    Small Cap         Index           Capital           Global          American
                                                     Value             500             Focus            Growth          Balanced
   (In thousands)                                   V.I. Fund        V.I. Fund          Fund          V.I. Fund        V.I. Fund
                                               ---------------- ---------------- ---------------- ---------------- ----------------

  Outstanding at January 1, 2001                           725            1,719               32              564                0
  Activity during 2001:
       Issued                                            1,332              773                0              217               30
       Redeemed                                           (940)            (786)             (32)            (409)              (2)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                       1,117            1,706                0              372               28
  Activity during 2002:
       Issued                                            1,035              945                0              258                0
       Redeemed                                         (1,003)            (941)               0             (330)              (9)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                       1,149            1,710                0              300               19
  Activity during 2003:
       Issued                                              761            1,357                0              324                0
       Redeemed                                           (591)          (1,145)               0             (211)              (1)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                       1,319            1,922                0              413               18
                                               ================ ================ ================ ================ ================


                                                   Large Cap       International     Large Cap          Global     AllianceBernstein
                                                     Value            Value            Growth         Allocation         Quasar
   (In thousands)                                  V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund        Portfolio
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2001                             0              332              362                0              135
  Activity during 2001:
       Issued                                              196            4,046              182                0              520
       Redeemed                                            (64)          (3,566)            (183)               0             (522)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                         132              812              361                0              133
  Activity during 2002:
       Issued                                              793            5,597              731                0              325
       Redeemed                                           (509)          (5,547)            (260)               0             (309)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                         416              862              832                0              149
  Activity during 2003:
       Issued                                              817            2,078              514              207              577
       Redeemed                                           (543)          (2,113)            (488)              (5)            (726)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                         690              827              858              202                0
                                               ================ ================ ================ ================ ================


                                               AllianceBernstein       MFS                             AIM V.I.        AIM V.I.
                                                    Premier          Emerging           MFS            Premier          Capital
                                                     Growth           Growth          Research          Equity        Appreciation
   (In thousands)                                  Portfolio          Series           Series            Fund             Fund
                                               ---------------- ---------------- ---------------- ---------------- ----------------

  Outstanding at January 1, 2001                         1,968              986              518            1,349              535
  Activity during 2001:
       Issued                                              582              340               97              262              177
       Redeemed                                           (799)            (517)            (158)            (363)            (240)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                       1,751              809              457            1,248              471
  Activity during 2002:
       Issued                                              625              115              131              110              144
       Redeemed                                           (849)            (288)            (156)            (393)            (240)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                       1,527              636              432              965              375
  Activity during 2003:
       Issued                                              276              196               80              151              172
       Redeemed                                           (488)            (242)            (512)            (349)            (159)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                       1,315              590                0              767              388
                                               ================ ================ ================ ================ ================


                                                    Roszel /       Roszel / PIMCO
                                                    Delaware       CCM Capital
                                                     Trend         Appreciation         2001             2002             2003
   (In thousands)                                  Portfolio        Portfolio          Trust            Trust            Trust
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2001                             0                0              725              510              412
  Activity during 2001:
       Issued                                                0                0                0              114               36
       Redeemed                                              0                0             (725)             (95)             (59)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                           0                0                0              529              390
  Activity during 2002:
       Issued                                                0                0                0                0               60
       Redeemed                                              0                0                0             (529)             (71)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                           0                0                0                0              379
  Activity during 2003:
       Issued                                              306              399                0                0               32
       Redeemed                                            (49)             (11)               0                0             (411)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                         257              388                0                0                0
                                               ================ ================ ================ ================ ================


                                                      2004             2005             2006             2007             2008
   (In thousands)                                    Trust            Trust            Trust            Trust            Trust
                                               ---------------- ---------------- ---------------- ---------------- ----------------

  Outstanding at January 1, 2001                           509              253              156              252              438
  Activity during 2001:
       Issued                                               88               29               32               59               37
       Redeemed                                           (100)             (44)             (20)             (63)             (60)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                         497              238              168              248              415
  Activity during 2002:
       Issued                                               98               28               26               26               35
       Redeemed                                           (184)             (31)             (47)             (34)             (60)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                         411              235              147              240              390
  Activity during 2003:
       Issued                                               95               23                9               18               19
       Redeemed                                            (76)             (32)             (18)             (45)             (64)
                                               ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                         430              226              138              213              345
                                               ================ ================ ================ ================ ================


                                                      2009             2010             2011             2013
  (In thousands)                                     Trust            Trust            Trust            Trust
                                               ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2001                           270              222              103               60
  Activity during 2001:
       Issued                                               16              148               18                4
       Redeemed                                            (55)            (185)             (24)             (13)
                                               ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2001                         231              185               97               51
  Activity during 2002:
       Issued                                               12              150                8               10
       Redeemed                                            (86)            (179)             (50)             (16)
                                               ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                         157              156               55               45
  Activity during 2003:
       Issued                                               19               46                4                7
       Redeemed                                            (36)             (41)             (11)             (18)
                                               ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                         140              161               48               34
                                               ================ ================ ================ ================


                                                      2014             2019
   (In thousands)                                    Trust            Trust
                                               ---------------- ----------------

  Outstanding at January 1, 2001                           595              245
  Activity during 2001:
       Issued                                               71              231
       Redeemed                                           (192)            (229)
                                               ---------------- ----------------
  Outstanding at December 31, 2001                         473              247
  Activity during 2002:
       Issued                                               53               36
       Redeemed                                           (114)            (226)
                                               ---------------- ----------------
  Outstanding at December 31, 2002                         413               57
  Activity during 2003:
       Issued                                               19              214
       Redeemed                                            (98)            (101)
                                               ---------------- ----------------
  Outstanding at December 31, 2003                         334              170
                                               ================ ================

INDEPENDENT AUDITORS' REPORT

The Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company (the "Company"), a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., as of December 31, 2003 and 2002, and the related statements of earnings, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP
New York, New York

March 1, 2004

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 2003 AND 2002
(Dollars in thousands, except common stock par value and shares)

                                       ASSETS                                     2003             2002
                                       ------                                  -----------     -----------

INVESTMENTS:
  Fixed maturity securities, at estimated fair value (amortized cost: 2003 -
     $2,108,310; 2002 - $1,844,077)                                            $ 2,157,127     $ 1,856,732
  Equity securities, at estimated fair value (cost: 2003 - $78,816; 2002 -
     $112,903)                                                                      82,469         105,430
  Trading account securities, at estimated fair value                               26,186          21,949
  Limited partnerships, at cost                                                     11,880          12,150
  Policy loans on insurance contracts                                            1,086,537       1,143,663
                                                                               -----------     -----------

      Total Investments                                                          3,364,199       3,139,924
CASH AND CASH EQUIVALENTS                                                           75,429         312,217
ACCRUED INVESTMENT INCOME                                                           63,565          63,603
DEFERRED POLICY ACQUISITION COSTS                                                  364,414         404,220
FEDERAL INCOME TAXES -- CURRENT                                                       --            39,905
REINSURANCE RECEIVABLES                                                              6,004           8,197
AFFILIATED RECEIVABLES -- NET                                                          696           3,040
RECEIVABLES FROM SECURITIES SOLD                                                     1,349          10,072
OTHER ASSETS                                                                        36,246          37,399
SEPARATE ACCOUNTS ASSETS                                                        10,736,343       9,079,285
                                                                               -----------     -----------

TOTAL ASSETS                                                                   $14,648,245     $13,097,862
                                                                               ===========     ===========


See accompanying notes to financial statements                       (Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS (Continued)
AS OF DECEMBER 31, 2003 AND 2002
(Dollars in thousands, except common stock par value and shares)

                        LIABILITIES AND STOCKHOLDER'S EQUITY                    2003             2002
                        ------------------------------------                ------------     ------------

LIABILITIES:
  POLICYHOLDER LIABILITIES AND ACCRUALS:
    Policyholders' account balances                                         $  2,887,937     $  3,084,042
    Claims and claims settlement expenses                                        101,718           98,526
                                                                            ------------     ------------

    Total policyholder liabilities and cruals                                  2,989,655        3,182,568
  OTHER POLICYHOLDER FUNDS                                                        12,915           11,815
  LIABILITY FOR GUARANTY FUND ASSESSMENTS                                          7,139            7,221
  FEDERAL INCOME TAXES -- DEFERRED                                                31,965           67,304
  FEDERAL INCOME TAXES -- CURRENT                                                 21,182             --
  PAYABLES FOR SECURITIES PURCHASED                                                  683           19,635
  UNEARNED POLICY CHARGE REVENUE                                                 107,761          113,774
  OTHER LIABILITIES                                                                3,480            6,033
  SEPARATE ACCOUNTS LIABILITIES                                               10,730,601        9,072,606
                                                                            ------------     ------------
    Total Liabilities                                                         13,905,381       12,480,956
                                                                            ------------     ------------

STOCKHOLDER'S EQUITY:
  Common stock ($10 par value; authorized: 1,000,000 shares; issued and
     outstanding: 250,000 shares)                                                  2,500            2,500
  Additional paid-in capital                                                     397,324          347,324
  Retained earnings                                                              331,575          290,092
  Accumulated other comprehensive income (loss)                                   11,465          (23,010)
                                                                            ------------     ------------
    Total Stockholder's Equity                                                   742,864          616,906
                                                                            ------------     ------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                  $ 14,648,245     $ 13,097,862
                                                                            ============     ============


See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(Dollars in thousands)


                                                                        2003           2002           2001
                                                                     ---------      ---------      ---------

REVENUES:
    Policy charge revenue                                            $ 228,878      $ 239,030      $ 253,837
    Net investment income                                              174,662        207,064        221,872
    Net realized investment gains (losses)                                 987         (9,056)       (13,844)
                                                                     ---------      ---------      ---------
     Total Revenues                                                    404,527        437,038        461,865
                                                                     ---------      ---------      ---------

BENEFITS AND EXPENSES:
    Interest credited to policyholders' account balances               128,958        141,373        153,111
    Market value adjustment expense                                      4,806          3,683          2,296
    Policy benefits (net of reinsurance recoveries:
    2003 - $17,641; 2002 - $14,620; 2001 - $16,562)                     64,631         58,060         37,773
    Reinsurance premium ceded                                           22,599         23,131         24,535
    Amortization of deferred policy acquisition costs                   76,402        101,118         59,335
    Insurance expenses and taxes                                        52,003         47,932         65,700
                                                                     ---------      ---------      ---------
     Total Benefits and Expenses                                       349,399        375,297        342,750
                                                                     ---------      ---------      ---------

     Net Earnings Before Federal Income Tax Provision                   55,128         61,741        119,115
                                                                     ---------      ---------      ---------

FEDERAL INCOME TAX PROVISION (BENEFIT):
     Current                                                            67,547        (41,505)        23,002
     Deferred                                                          (53,902)        55,301         17,875
                                                                     ---------      ---------      ---------

      Total Federal Income Tax Provision                                13,645         13,796         40,877
                                                                     ---------      ---------      ---------

NET EARNINGS                                                         $  41,483      $  47,945      $  78,238
                                                                     =========      =========      =========

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(Dollars in thousands)

                                                                               2003          2002          2001
                                                                             --------      --------      --------

NET EARNINGS                                                                 $ 41,483      $ 47,945      $ 78,238
                                                                             --------      --------      --------
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains on available-for-sale securities and investments in separate accounts:
    Net unrealized holding gains (losses) arising during the
       period                                                                  46,905        (1,799)       32,328
    Reclassification adjustment for losses included in net
       earnings                                                                 3,286        11,494        12,600
                                                                             --------      --------      --------
     Net unrealized gains on investment securities                             50,191         9,695        44,928
    Adjustments for:
       Policyholder liabilities                                                 6,302       (15,214)       (9,498)
       Deferred policy acquisition costs                                       (3,455)            9       (15,551)
       Deferred federal income taxes                                          (18,563)        1,928        (6,958)
                                                                             --------      --------      --------
  Total other comprehensive income (loss), net of tax                          34,475        (3,582)       12,921
                                                                             --------      --------      --------

COMPREHENSIVE INCOME                                                         $ 75,958      $ 44,363      $ 91,159
                                                                             ========      ========      ========

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(Dollars in thousands)


                                                                                                    ACCUMULATED
                                                                     ADDITIONAL                        OTHER         TOTAL
                                                         COMMON        PAID-IN       RETAINED      COMPREHENSIVE  STOCKHOLDER'S
                                                         STOCK         CAPITAL       EARNINGS       INCOME (LOSS)   EQUITY
                                                        ---------     ---------      ---------     -------------  ----------

BALANCE, JANUARY 1, 2001                               $   2,500      $ 347,324      $ 194,808     $ (32,349)     $ 512,283
            Net earnings                                                                78,238                       78,238
            Other comprehensive income, net of tax                                                    12,921         12,921

                                                       ---------      ---------      ---------     ---------      ---------
BALANCE, DECEMBER 31, 2001                                 2,500        347,324        273,046       (19,428)       603,442
            Cash dividend paid to parent                                               (30,899)                     (30,899)
            Net earnings                                                                47,945                       47,945
            Other comprehensive loss, net of tax                                                      (3,582)        (3,582)

                                                       ---------      ---------      ---------     ---------      ---------
BALANCE, DECEMBER 31, 2002                                 2,500        347,324        290,092       (23,010)       616,906
            Capital contribution from parent                             50,000                                      50,000
            Net earnings                                                                41,483                       41,483
            Other comprehensive income, net of tax                                                    34,475         34,475

                                                       ---------      ---------      ---------     ---------      ---------
BALANCE, DECEMBER 31, 2003                             $   2,500      $ 397,324      $ 331,575     $  11,465      $ 742,864
                                                       =========      =========      =========     =========      =========

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001 (Dollars in thousands)


                                                                            2003             2002             2001
                                                                        -----------      -----------      -----------
Cash Flows From Operating Activities:
   Net earnings                                                         $    41,483      $    47,945      $    78,238
   Noncash items included in earnings:
    Amortization of deferred policy acquisition costs                        76,402          101,118           59,335
    Capitalization of policy acquisition costs                              (40,051)         (34,391)         (51,736)
    Amortization (accretion) of investments                                   9,883            2,406           (1,033)
    Interest credited to policyholders' account balances                    128,958          141,373          153,111
    Provision (benefit) for deferred Federal income tax                     (53,902)          55,301           17,875
   (Increase) decrease in operating assets:
    Accrued investment income                                                    38            6,281            1,117
    Federal income taxes -- current                                          39,905          (39,905)            --
    Reinsurance receivables                                                   2,193            1,231           (6,338)
    Affiliated receivables -- net                                             2,344           (3,040)             667
    Other                                                                     1,153            4,513           (1,298)
   Increase (decrease) in operating liabilities:
    Claims and claims settlement expenses                                     3,192            3,506            9,347
    Other policyholder funds                                                  1,100           (2,424)          (3,439)
    Liability for guaranty fund assessments                                     (82)          (1,228)          (1,801)
    Federal income taxes -- current                                          21,182           (5,522)             388
    Affiliated payables -- net                                                 --             (3,736)           3,736
    Unearned policy charge revenue                                           (6,013)              98           12,494
    Other                                                                    (2,553)          (1,561)         (24,695)
   Other operating activities:
    Net realized investment (gains) losses                                     (987)           9,056           13,844
                                                                        -----------      -----------      -----------

     Net cash and cash equivalents provided by operating activities         224,245          281,021          259,812
Cash Flow From Investing Activities:
   Proceeds from (payments for):
    Sales of available-for-sale securities                                  312,514          817,498          278,420
    Maturities of available-for-sale securities                             533,534          360,062          342,148
    Purchases of available-for-sale securities                           (1,097,868)        (988,168)        (511,122)
    Trading account securities                                                 (559)            (456)            (214)
    Sales of real estate held-for-sale                                         --             22,900             --
    Sales of limited partnerships                                               470             --              1,000
    Purchases of limited partnerships                                          (200)            (880)          (1,857)
    Policy loans on insurance contracts                                      57,126           50,815             (788)
    Recapture of investment in separate accounts                              3,015            1,785             --
    Investment in separate accounts                                            (304)          (3,554)          (1,009)
                                                                        -----------      -----------      -----------

     Net cash and cash equivalents provided by (used in) investing
        activities                                                         (192,272)         260,002          106,578
                                                                        -----------      -----------      -----------


See accompanying notes to financial statements                       (Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(Dollars in thousands)


                                                                      2003             2002             2001
                                                                   -----------      -----------      -----------
Cash Flows From Financing Activities:
  Proceeds from (payments for):
   Capital contribution received from (cash dividend paid to)
      parent                                                       $    50,000      $   (30,899)     $      --
   Policyholder deposits (excludes internal policy replacement
      deposits)                                                        936,437          640,103        1,090,788
   Policyholder withdrawals (including transfers to/from
      separate accounts)                                            (1,255,198)        (968,439)      (1,419,479)
                                                                   -----------      -----------      -----------

    Net cash and cash equivalents used in financing activities        (268,761)        (359,235)        (328,691)
                                                                   -----------      -----------      -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (236,788)         181,788           37,699
CASH AND CASH EQUIVALENTS
  Beginning of year                                                    312,217          130,429           92,730
                                                                   -----------      -----------      -----------

  End of year                                                      $    75,429      $   312,217      $   130,429
                                                                   ===========      ===========      ===========

Supplementary Disclosure of Cash Flow Information:
  Cash paid to affiliates for:
   Federal income taxes                                            $     6,460      $     3,922      $    22,614
   Interest                                                                197              125              639

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
(Dollars in thousands)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        DESCRIPTION OF BUSINESS: Merrill Lynch Life Insurance Company (the "Company") is a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Company is domiciled in the State of Arkansas.

        The Company sells non-participating annuity products, including variable annuities, modified guaranteed annuities and immediate annuities. The Company is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly owned broker-dealer subsidiary of Merrill Lynch & Co.

        BASIS OF REPORTING: The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the financial statements. Actual results could differ from those estimates.

        The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain.

        For the purpose of reporting cashflows, cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

        Certain reclassifications and format changes have been made to prior year amounts to conform to the current year presentation.

        REVENUE RECOGNITION: Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain benefit guarantees selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period.

        Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. The Company does not currently manufacture variable life insurance contracts.

        Revenues for interest-sensitive annuity contracts (market value adjusted annuities and immediate annuities) and interest-sensitive life insurance contracts (single premium whole life insurance, which is not currently marketed) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period.

        INVESTMENTS: The Company's investments in fixed maturity and equity securities are classified as either available-for-sale or trading and are reported at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder's equity as a component of accumulated other comprehensive income (loss), net of tax. Unrealized gains and losses on trading account securities are included in net realized investment gains (losses). If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the carrying value is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. Management makes this determination through a series of discussions with the Company's portfolio managers and credit analysts, as well as information obtained from external sources (i.e. company announcements, ratings agency announcements, or news wire services). The factors that give rise to potential impairments include, but are not limited to, i) certain credit-related events such as default of principal or interest payments, ii) bankruptcy of issuer, and iii) certain security restructurings. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management's estimate of the security's ultimate recovery value. Management bases this determination on the most recent information available.

        For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification. Investment transactions are recorded on the trade date.

        Certain fixed maturity and equity securities are considered non-investment grade. The Company defines non-investment grade securities as unsecured debt obligations or equity positions that have a rating equivalent to Standard and Poor's (or similar rating agency) BB+ or lower.

        Investments in limited partnerships are carried at cost.

        Policy loans on insurance contracts are stated at unpaid principal balances.

        DEFERRED POLICY ACQUISITION COSTS: Certain policy acquisition costs for life and annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of deferred policy acquisition costs.

        Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

        During 1990, the Company entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-five year period using an effective interest rate of 7.5%. This reinsurance agreement provided for payment of contingent ceding commissions, for a ten year period, based upon the persistency and mortality experience of the insurance contracts assumed. Payments made for contingent ceding commissions were capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a reconciliation of the acquisition costs related to this reinsurance agreement for the years ended December 31:


                                   2003           2002           2001
                                ---------      ---------      ---------
        Beginning balance       $  81,425      $  95,869      $ 105,503
        Capitalized amounts          --             --              147
        Interest accrued            6,107          7,190          7,913
        Amortization              (18,243)       (21,634)       (17,694)
                                ---------      ---------      ---------

        Ending balance          $  69,289      $  81,425      $  95,869
                                =========      =========      =========

        The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. Amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.


        2004                                             $     4,647
        2005                                             $     5,045
        2006                                             $     5,875
        2007                                             $     5,629
        2008                                             $     5,612


        SEPARATE ACCOUNTS: Assets and liabilities of Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract owners, are shown as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to general claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. At December 31, 2003 and 2002, the Company's Separate Accounts assets exceeded Separate Accounts liabilities by $5,742 and $6,679, respectively. This excess represents the Company's temporary investment in certain Separate Accounts investment divisions that were made to facilitate the establishment of those investment divisions.

        Net investment income and net realized and unrealized gains (losses) attributable to Separate Accounts assets accrue directly to contract owners and are not reported as revenue in the Company's Statements of Earnings.

        POLICYHOLDERS' ACCOUNT BALANCES: Liabilities for the Company's universal life type contracts, including its life insurance and annuity products, are equal to the full accumulation value of such contracts as of the valuation date plus deficiency reserves for certain products. Interest-crediting rates for the Company's fixed-rate products are as follows:


        Interest-sensitive life products                        4.00% - 4.85%
        Interest-sensitive deferred annuities                   1.00% - 7.40%
        Immediate annuities                                    3.00% - 11.00%


        These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

        CLAIMS AND CLAIMS SETTLEMENT EXPENSES: Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims. Additionally, the Company has established a mortality benefit accrual for its variable annuity products.

        INCOME TAXES: The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current Federal income tax liability.

        The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period during which such changes are enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. See Note 4 to the financial statements for further information.

        The Company is generally subject to taxes on premiums and, in substantially all states, is exempt from state income taxes.

        UNEARNED POLICY CHARGE REVENUE: Certain variable life insurance products contain policy charges that are assessed at policy issuance. These policy charges are deferred and amortized into policy charge revenue based on the estimated future gross profits for each group of contracts. The Company records a liability equal to the unamortized balance of these policy charges.

        ACCOUNTING PRONOUNCEMENTS: On April 30, 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. In addition, it clarifies when a derivative contains a financing component that warrants special reporting in the statements of cash flows. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 did not have a material impact on the Financial Statements.

        On July 7, 2003, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The SOP provides guidance on accounting and reporting by insurance companies for certain nontraditional long-duration contracts and for separate accounts. The SOP is effective for financial statements for the Company beginning in 2004. The SOP requires the establishment of a liability for contracts that contain death or other insurance benefits using a specified reserve methodology that is different from the methodology that the Company currently employs. The adoption of SOP 03-1, which is effective January 1, 2004, will approximately result in a $43.0 million increase in policyholder liabilities and a corresponding pre-tax charge to earnings. The adoption of SOP 03-1 is considered a change in accounting principle.

        In November of 2003, the Emerging Issues Task Force ("EITF") reached a consensus on Issue 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, as it relates to disclosures for SFAS 115 securities. In addition to the disclosures already required by SFAS 115, EITF Issue 03-01 requires both quantitative and qualitative disclosures for marketable equity and debt securities. The new disclosure requirements are required to be applied to financial statements for fiscal years ending after December 15, 2003. See Note 3 to the Financial Statements for these disclosures.

        On December 31, 2002, the FASB issued SFAS No.148, Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123, Accounting for Stock Based Compensation. SFAS No. 148 permits three alternative methods for a voluntary transition to the fair value-based method for those entities that adopt the standard prior to the end of fiscal year-end 2003. Beginning in 2004, SFAS No. 148 eliminates prospective application as a method of adoption for reporting stock-based compensation, but continues to permit modified prospective application, which requires the fair value of all unvested awards to be amortized over the remaining service period, as well as restatement of prior years' expense. The transition guidance and disclosure provisions of SFAS No. 148 were effective for fiscal years ending after December 15, 2002. Merrill Lynch & Co. intends to adopt the fair value method of accounting for stock-based compensation under SFAS No. 123 in 2004 using the retroactive restatement method permitted under SFAS No. 148. This will result in additional allocated compensation expense to the Company. The allocation of additional compensation expense is not expected to have a material impact on the Company's Financial Statements.

NOTE 2. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS


        Financial instruments are carried at fair value or amounts that approximate fair value. The carrying value of financial instruments as of December 31 were:

                                                 2003            2002
                                             -----------     -----------

Assets:
  Fixed maturity securities(1)               $ 2,157,127     $ 1,856,732
  Equity securities(1)                            82,469         105,430
  Trading account securities(1)                   26,186          21,949
  Limited partnerships(2)                         11,880          12,150
  Policy loans on insurance contracts(3)       1,086,537       1,143,663
  Cash and cash equivalents(4)                    75,429         312,217
  Separate Accounts assets(5)                 10,736,343       9,079,285
                                             -----------     -----------

Total financial instruments                  $14,175,971     $12,531,426
                                             ===========     ===========

(1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company utilizes pricing services and broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 2003 and 2002, securities without a readily ascertainable market value, having an amortized cost of $262,302 and $292,466, had an estimated fair value of $270,731 and $283,064, respectively.

(2) The Company has investments in three limited partnerships that do not have readily ascertainable market values. Management has estimated the fair value as equal to cost based on the review of the underlying investments of the partnerships.

(3) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

(4) The estimated fair value of cash and cash equivalents approximates the carrying value.

(5) Assets held in Separate Accounts are carried at the net asset value provided by the fund managers.


NOTE 3. INVESTMENTS


        The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities (excluding trading account securities) as of December 31 were:


                                                              2003
                                       -------------------------------------------------------
                                          COST /        GROSS          GROSS        ESTIMATED
                                        AMORTIZED    UNREALIZED     UNREALIZED        FAIR
                                          COST          GAINS         LOSSES          VALUE
                                       ----------     ----------     ----------     ----------

Fixed maturity securities:
  Corporate debt securities            $2,003,958     $   59,352     $   12,349     $2,050,961
  U.S. Government and agencies             69,346          1,752            646         70,452
  Mortgage-backed securities               18,999          1,329              1         20,327
  Foreign governments                      11,953            345          1,106         11,192
  Municipals                                4,054            141           --            4,195
                                       ----------     ----------     ----------     ----------

   Total fixed maturity securities     $2,108,310     $   62,919     $   14,102     $2,157,127
                                       ==========     ==========     ==========     ==========
Equity securities:
   Non-redeemable preferred stocks     $   78,816     $    3,916     $      263     $   82,469
                                       ==========     ==========     ==========     ==========


                                                                           2002
                                                ---------------------------------------------------------
                                                   COST /           GROSS         GROSS         ESTIMATED
                                                  AMORTIZED      UNREALIZED    UNREALIZED         FAIR
                                                    COST            GAINS        LOSSES           VALUE
                                                  ----------     ----------     ----------     ----------

        Fixed maturity securities:
            Corporate debt securities            $ 1,705,862      $49,304      $ 39,971      $1,715,195
            U.S. Government and agencies              74,309        2,706           356          76,659
            Mortgage-backed securities                38,581        2,711             2          41,290
            Foreign governments                       12,955          300         2,380          10,875
            Municipals                                12,370          343            --          12,713
                                                 -----------      -------      --------      ----------

             Total fixed maturity securities     $ 1,844,077      $55,364      $ 42,709      $1,856,732
                                                 ===========      =======      ========      ==========

        Equity securities:
            Non-redeemable preferred stocks      $   112,903      $ 1,395      $  8,868      $  105,430
                                                 ===========      =======      ========      ==========



        Estimated fair value and gross unrealized losses by length of time that certain fixed maturity and equity securities have been in a continuous unrealized loss position at December 31, 2003 were:


                                                    LESS THAN 12 MONTHS         MORE THAN 12 MONTHS                TOTAL
                                                 -------------------------   -------------------------   -------------------------
                                                  ESTIMATED     UNREALIZED    ESTIMATED     UNREALIZED    ESTIMATED     UNREALIZED
                                                  FAIR VALUE      LOSSES      FAIR VALUE      LOSSES      FAIR VALUE      LOSSES
                                                 ------------   ----------   ------------   ----------   ------------   ----------
Fixed Maturity Securities:
            Corporate debt securities            $    365,765   $    5,934   $     93,749   $    6,415   $    459,514   $    12,349
            U.S. Government and agencies               18,458          646             --           --         18,458           646
            Foreign governments                         7,873        1,106             --           --          7,873         1,106
            Mortgage-backed securities                     --           --             93            1             93             1
Equity securities:
             Non-redeemable preferred stocks               --           --          6,909          263          6,909           263
                                                 ------------   ----------   ------------   ----------   ------------   -----------
Total temporarily impaired securities            $    392,096   $    7,686   $    100,751   $    6,679   $    492,847   $    14,365
                                                 ============   ==========   ============   ==========   ============   ===========

        Unrealized losses primarily relate to corporate debt securities rated BBB or higher and are due to price fluctuations as a result of changes in interest rates. These investments are not considered other-than-temporarily impaired since based on the most recent available information the Company has the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment.

        Realized investment losses on securities deemed to have incurred other-than-temporary declines in fair value were $9,139, $23,997 and $11,153 for the years ended December 31, 2003, 2002, and 2001 respectively.

        The amortized cost and estimated fair value of fixed maturity securities at December 31, 2003 by contractual maturity were:

                                                                                    ESTIMATED
                                                                   AMORTIZED           FAIR
                                                                     COST             VALUE
                                                                --------------    ---------------
        Fixed maturity securities:
                    Due in one year or less                     $       201,721   $       204,855
                    Due after one year through five years             1,302,540         1,332,162
                    Due after five years through ten years              430,129           444,803
                    Due after ten years                                 154,921           154,980
                                                                ---------------   ---------------
                                                                      2,089,311         2,136,800
                    Mortgage-backed securities                           18,999            20,327
                                                                ---------------   ---------------
                     Total fixed maturity securities            $     2,108,310   $     2,157,127
                                                                ===============   ===============

        Fixed maturity securities not due at a single maturity date have been included in the preceding table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The amortized cost and estimated fair value of fixed maturity securities at December 31, 2003 by rating agency equivalent were:

                                                                                ESTIMATED
                                                              AMORTIZED            FAIR
                                                                 COST             VALUE
                                                             --------------    ---------------
        AAA                                                $        445,444   $        452,068
        AA                                                          225,214            225,586
        A                                                           633,833            648,769
        BBB                                                         703,750            732,823
        Non-investment grade                                        100,069             97,881
                                                           ----------------   ----------------
                     Total fixed maturity securities       $      2,108,310   $      2,157,127
                                                           ================   ================


        The Company has recorded certain adjustments to deferred policy acquisition costs and policyholders' account balances in connection with unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts those assets and liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive income (loss), net of taxes. The components of net unrealized gains (losses) included in accumulated other comprehensive income (loss) at December 31 were as follows:

                                                                                 2003           2002
                                                                              -----------   -------------

        Assets:
                     Fixed maturity securities                                $    48,817   $      12,655
                     Equity securities                                              3,653         (7,473)
                     Deferred policy acquisition costs                                260           3,715
                     Separate Accounts assets                                       (341)         (3,244)
                                                                              -----------   -------------
                                                                                   52,389           5,653
                                                                              -----------   -------------
        Liabilities:
                     Policyholders' account balances                               34,750          41,052
                     Federal income taxes -- deferred                               6,174        (12,389)
                                                                              -----------   -------------
                                                                                   40,924          28,663
                                                                              -----------   -------------
        Stockholder's equity:
                     Accumulated other comprehensive income (loss)            $    11,465   $    (23,010)
                                                                              ===========   ============


        Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended December 31 were:

                                                        2003              2002               2001
                                                   ---------------    --------------    ---------------
        Proceeds                                   $       312,514    $      817,498    $       278,420
        Gross realized investment gains                     13,380            37,899              4,913
        Gross realized investment losses                    16,071            48,294             17,320

        The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds received for gross realized investment losses from the sale of available-for-sale securities were $65,451, $140,742 and $60,640 for the years ended December 31, 2003, 2002, and 2001, respectively.

        The Company had investment securities with a carrying value of $25,570 and $26,307 that were deposited with insurance regulatory authorities at December 31, 2003 and 2002, respectively.

        Excluding investments in U.S. Government and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

        Net investment income arose from the following sources for the years ended December 31:

                                                       2003              2002             2001
                                                  ---------------   --------------    --------------

        Fixed maturity securities                 $       107,940   $      128,962    $      139,285
        Equity securities                                   9,162           12,624            15,303
        Real estate held-for-sale                              --            3,220               924
        Limited partnerships                                   28               24                39
        Policy loans on insurance contracts                58,157           61,390            62,695
        Cash and cash equivalents                           2,155            2,912             7,578
        Other                                                 233            1,200               335
                                                  ---------------   --------------    --------------
        Gross investment income                           177,675          210,332           226,159
        Less investment expenses                          (3,013)          (3,268)           (4,287)
                                                  ---------------   --------------    --------------
        Net investment income                     $       174,662   $      207,064    $      221,872
                                                  ===============   ==============    ==============

        Net realized investment gains (losses), for the years ended December 31 were as follows:

                                                       2003            2002              2001
                                                   ------------    -------------     -------------

        Fixed maturity securities                  $     (1,167)   $     (11,416)    $     (12,035)
        Equity securities                                  (395)            1,021             (372)
        Trading account securities                         3,678          (2,143)           (1,437)
        Real estate held-for-sale                             --            3,453                --
        Investment in Separate Accounts                  (1,129)               29                --
                                                   ------------    -------------     -------------
        Net realized investment gains (losses)     $         987   $      (9,056)    $     (13,844)
                                                   ============    =============     =============


        The Company maintains a trading portfolio comprised of convertible debt and equity securities. The net unrealized holdings gains (losses) on trading account securities included in net realized investment gains (losses) were $1,663, ($515) and $462 at December 31, 2003, 2002 and
        2001, respectively.

NOTE 4. FEDERAL INCOME TAXES

        The following is a reconciliation of the provision for income taxes based on earnings before Federal income taxes, computed using the Federal statutory tax rate, versus the reported provision for income taxes for the years ended December 31:

                                                                               2003          2002          2001
                                                                            -----------   -----------   -----------

        Provision for income taxes computed at Federal statutory rate       $    19,295   $    21,609   $    41,690
        Increase (decrease) in income taxes resulting from:
                                 Dividend received deduction                    (3,478)       (7,782)       (1,024)
                                 Foreign tax credit                             (2,172)          (31)         (310)
                                  Non-deductible fees                                --            --           521
                                                                            -----------   -----------   -----------
        Federal income tax provision                                        $    13,645   $    13,796   $    40,877
                                                                            ===========   ===========   ===========


        The Federal statutory rate for each of the three years ended December 31, 2003 was 35%.

        The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each are as follows:


                                                                   2003            2002           2001
                                                               ------------    -------------   -----------

        Policyholders' account balances                        $    (45,837)   $      72,680   $    19,520
        Deferred policy acquisition costs                            (8,582)        (18,789)       (2,336)
        Liability for guaranty fund assessments                           29             430           630
        Investment adjustments                                           488             980            61
                                                               ------------    -------------   -----------
        Deferred Federal income tax provision (benefit)        $    (53,902)   $      55,301   $    17,875
                                                               ============    =============   ===========

        Deferred tax assets and liabilities as of December 31 are determined as follows:


                                                                                    2003            2002
                                                                                 ------------   ------------

        Deferred tax assets:
                    Policyholders' account balances                              $     66,815   $     20,978
                    Liability for guaranty fund assessments                             2,498          2,527
                    Investment adjustments                                                985          1,473
                    Net unrealized investment loss on investment securities                --         12,389
                                                                                 ------------   ------------
                      Total deferred tax assets                                        70,298         37,367
                                                                                 ------------   ------------
        Deferred tax liabilities:
                    Deferred policy acquisition costs                                  92,101        100,683
                    Net unrealized gains on investment securities                       6,174             --
                    Other                                                               3,988          3,988
                                                                                 ------------   ------------
                      Total deferred tax liabilities                                  102,263        104,671
                                                                                 ------------   ------------
                      Net deferred tax liability                                 $     31,965   $     67,304
                                                                                 ============   ============

        The Company anticipates that all deferred tax assets will be realized; therefore no valuation allowance has been provided.

NOTE 5. REINSURANCE

        In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on single life policies and $750 on joint life policies.

        Indemnity reinsurance agreements do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company holds collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $585 that can be drawn upon for delinquent reinsurance recoverables.

        As of December 31, 2003 the Company had the following life insurance inforce:

                                                                                                      PERCENTAGE
                                                         CEDED TO        ASSUMED                       OF AMOUNT
                                        GROSS              OTHER        FROM OTHER         NET        ASSUMED TO
                                        AMOUNT           COMPANIES      COMPANIES        AMOUNT           NET
                                   -----------------  ---------------   -----------  ---------------  -----------
        Life insurance inforce     $      11,931,195  $     3,606,160    $     994   $     8,326,029        0.01%

        The Company had entered into an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer's variable annuity contracts sold through the Merrill Lynch & Co. distribution system. During 2001, the agreement was amended whereby the Company ceased reinsuring variable annuity contracts sold subsequent to June 30, 2001.

        In addition, the Company seeks to limit its exposure to guaranteed features contained in certain variable annuity contracts. Specifically, the Company reinsures certain guaranteed living and minimum death benefit provisions to the extent reinsurance capacity is available in the marketplace. As of December 31, 2003, 100% and 11% of the account value for variable annuity contracts containing guaranteed living and minimum death benefit provisions, respectively, were reinsured.

NOTE 6. RELATED PARTY TRANSACTIONS

        The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Company on an allocated cost basis. Charges billed to the Company by MLIG pursuant to the agreement were $33,429, $33,833 and $50,575 for 2003, 2002 and 2001, respectively. Charges attributable to this agreement are included in insurance expenses and taxes, except for investment related expenses, which are included in net investment income. The Company is allocated interest expense on its accounts payable to MLIG that approximates the daily Federal funds rate. Total intercompany interest incurred was $197, $125 and $639 for 2003, 2002 and 2001, respectively. Intercompany interest is included in net investment income.

        The Company and Merrill Lynch Investment Managers, L.P. ("MLIM") are parties to a service agreement whereby MLIM has agreed to provide certain invested asset management services to the Company. The Company pays a fee to MLIM for these services through the MLIG service agreement. Charges attributable to this agreement and allocated to the Company by MLIG were $1,845, $1,787 and $1,990 for 2003, 2002 and 2001, respectively.

        MLIG has entered into agreements with MLIM and Roszel Advisors, LLC, a subsidiary of MLIG (collectively, "Affiliated Investment Advisors"), with respect to administrative services for the Merrill Lynch Series Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Mercury Variable Trust, and MLIG Variable Insurance Trust (collectively, "the Funds"). Certain Separate Accounts of the Company may invest in the various mutual fund portfolios of the Funds in connection with the variable life insurance and annuity contracts the Company has inforce. Under this agreement, the Affiliated Investment Advisors pay MLIG an amount equal to a percentage of the assets invested in the Funds through the Separate Accounts. Revenue attributable to these agreements is included in policy charge revenue. The Company received from MLIG its allocable share of such compensation in the amount of $18,471, $19,677 and $21,667 during 2003, 2002 and 2001, respectively.

        The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $60,686, $43,099 and $65,021 for 2003, 2002 and 2001, respectively. Substantially all of these commissions were capitalized as deferred policy acquisition costs and are being amortized in accordance with the policy discussed in
        Note 1 to the Financial Statements.

        While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party's representations and contractual obligations thereunder.

NOTE 7. STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

        The Company paid no dividend in 2003 or 2001. During 2002, the Company paid an ordinary cash dividend of $30,899 to MLIG.

        During 2002, the Company established $144,000 in statutory reserves to support its cashflow testing analysis required by state insurance regulation. As a result, statutory capital and surplus was significantly reduced from December 2001, but remained in excess of regulatory capital requirements. However, due to the inherent volatility in statutory earnings, the Company received a $50,000 capital contribution from MLIG on March 3, 2003.

        Statutory capital and surplus at December 31, 2003 and 2002, were $295,722 and $136,823, respectively. At December 31, 2003 and 2002, approximately $29,322 and $13,432, respectively, of stockholder's equity was available for distribution to MLIG.

        Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices differ from principles utilized in these financial statements as follows: policy acquisition costs are expensed as incurred, future policy benefit reserves are established using different actuarial assumptions, provisions for deferred income taxes are limited to temporary differences that will be recognized within one year, and securities are valued on a different basis. The Company's statutory net income (loss) for 2003, 2002 and 2001 was $98,570, ($140,955) and $48,108, respectively. The statutory net loss incurred during 2002 was primarily due to establishing additional policy benefit reserves required by state insurance regulation.

        The Company's statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Arkansas Insurance Department. The State of Arkansas has adopted the National Association of Insurance Commissioner's statutory accounting practices as a component of prescribed or permitted practices by the State of Arkansas.

        The National Association of Insurance Commissioners utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should have based upon that company's risk profile. As of December 31, 2003 and 2002, based on the RBC formula, the Company's total adjusted capital level was in excess of the minimum amount of capital required to avoid regulatory action.

NOTE 8. COMMITMENTS AND CONTINGENCIES

        State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of policyholders from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's policyholder obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2003 and 2002, the Company's estimated liability for future guaranty fund assessments was $7,139 and $7,221, respectively. If additional future insolvencies occur, the Company's estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

        During 2000, the Company committed to participate in a limited partnership. As of December 31, 2003, $4,300 had been advanced towards the Company's $10,000 commitment to the limited partnership.

        In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

NOTE 9. SEGMENT INFORMATION

        In reporting to management, the Company's operating results are categorized into two business segments: Life Insurance and Annuities. The Company's Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The Company's Annuity segment consists of variable annuities and interest-sensitive annuities. The accounting policies of the business segments are the same as those described in the summary of significant accounting policies. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The "Other" category, presented in the following segment financial information, represents net revenues and earnings on assets that do not support life or annuity contract owner liabilities.

        The following table summarizes each business segment's contribution to the consolidated amounts:


                                                             LIFE
        2003                                              INSURANCE            ANNUITIES             OTHER              TOTAL
                                                       -----------------    -----------------    ---------------   ----------------

        Net interest spread (a)                        $          14,823    $          25,887    $         4,994   $         45,704
        Other revenues                                            91,176              134,868              3,821            229,865
                                                       -----------------    -----------------    ---------------   ----------------
        Net revenues                                             105,999              160,755              8,815            275,569
                                                       -----------------    -----------------    ---------------   ----------------
        Policy benefits                                           18,238               46,393                 --             64,631
        Reinsurance premium ceded                                 21,337                1,262                 --             22,599
        Amortization of deferred policy
          acquisition costs                                       31,467               44,935                 --             76,402
        Other non-interest expenses                                8,171               48,638                 --             56,809
                                                       -----------------    -----------------    ---------------   ----------------
        Total non-interest expenses                               79,213              141,228                 --            220,441
                                                       -----------------    -----------------    ---------------   ----------------
        Net earnings before Federal
          income tax provision                                    26,786               19,527              8,815             55,128
        Federal income tax provision                               5,785                4,775              3,085             13,645
                                                       -----------------    -----------------    ---------------   ----------------
        Net earnings                                   $          21,001    $          14,752    $         5,730   $         41,483
                                                       =================    =================    ===============   ================
        Balance Sheet Information:
        Total assets                                   $       5,036,566    $       9,438,256    $       173,423   $     14,648,245
        Deferred policy acquisition costs                        178,918              185,496                 --            364,414
        Policyholder liabilities and accruals                  1,916,761            1,072,894                 --          2,989,655
        Other policyholder funds                                   6,213                6,702                 --             12,915


                                                              LIFE
2002                                                        INSURANCE           ANNUITIES           OTHER               TOTAL
                                                       ------------------   ------------------   --------------   -----------------
Net interest spread (a)                                $           24,791   $           34,444   $        6,456   $          65,691
Other revenues                                                     98,435              137,513          (5,974)             229,974
                                                       ------------------   ------------------   --------------   -----------------
Net revenues                                                      123,226              171,957              482             295,665
                                                       ------------------   ------------------   --------------   -----------------
Policy benefits                                                    19,632               38,428               --              58,060
Reinsurance premium ceded                                          22,883                  248               --              23,131
Amortization of deferred policy acquisition costs                  41,190               59,928               --             101,118
Other non-interest expenses                                         7,471               44,144               --              51,615
                                                       ------------------   ------------------   --------------   -----------------
Total non-interest expenses                                        91,176              142,748               --             233,924
                                                       ------------------   ------------------   --------------   -----------------
Net earnings before Federal income tax provision                   32,050               29,209              482              61,741
Federal income tax provision                                        8,779                4,848              169              13,796
                                                       ------------------   ------------------   --------------   -----------------
Net earnings                                           $           23,271   $           24,361   $          313   $          47,945
                                                       ==================   ==================   ==============   =================
Balance Sheet Information:
Total assets                                           $        4,970,388   $        8,109,682   $       17,792   $      13,097,862
Deferred policy acquisition costs                                 211,999              192,221               --             404,220
Policyholder liabilities and accruals                           2,005,718            1,176,850               --           3,182,568
Other policyholder funds                                            4,995                6,820               --              11,815

                                                            LIFE
2001                                                      INSURANCE            ANNUITIES              OTHER             TOTAL
                                                      -----------------   ------------------     --------------   ----------------
Net interest spread (a)                               $          34,815    $          31,302    $         2,644   $         68,761
Other revenues                                                  101,685              139,727            (1,419)            239,993
                                                      -----------------   ------------------     --------------   ----------------
Net revenues                                                    136,500              171,029              1,225            308,754
                                                      -----------------   ------------------     --------------   ----------------
Policy benefits                                                  21,320               16,453                 --             37,773
Reinsurance premium ceded                                        24,531                    4                 --             24,535
Amortization of deferred policy acquisition costs                30,913               28,422                 --             59,335
Other non-interest expenses                                      18,097               49,899                 --             67,996
                                                      -----------------   ------------------     --------------   ----------------
Total non-interest expenses                                      94,861               94,778                 --            189,639
                                                      -----------------   ------------------     --------------   ----------------
Net earnings before Federal income tax provision                 41,639               76,251              1,225            119,115
Federal income tax provision                                     15,607               24,841                429             40,877
                                                      -----------------   ------------------     --------------   ----------------
Net earnings                                          $          26,032    $          51,410    $           796   $         78,238
                                                      =================   ==================     ==============   ================
Balance Sheet Information:
Total assets                                          $       5,674,704    $       9,625,104    $       150,208   $     15,450,016
Deferred policy acquisition costs                               251,245              219,693                 --            470,938
Policyholder liabilities and accruals                         2,094,195            1,256,616                 --          3,350,811
Other policyholder funds                                          9,236                5,003                 --             14,239

        (a) Management considers investment income net of interest credited to policyholders' account balances in evaluating results.

The table below summarizes the Company's net revenues by product for 2003, 2002 and 2001:

                                                                 2003                2002                 2001
                                                          ----------------     ----------------    -----------------
Life Insurance
                  Variable life insurance                 $         97,002     $        102,603    $         110,842
                  Interest-sensitive life insurance                  8,997               20,623               25,658
                                                          ----------------     ----------------    -----------------
                  Total Life Insurance                             105,999              123,226              136,500
                                                          ----------------     ----------------    -----------------
Annuities
                  Variable annuities                               139,577              139,210              152,427
                  Interest-sensitive annuities                      21,178               32,747               18,602
                                                          ----------------     ----------------    -----------------
                  Total Annuities                                  160,755              171,957              171,029
                                                          ----------------     ----------------    -----------------
Other                                                                8,815                  482                1,225
                                                          ----------------     ----------------    -----------------
Total                                                     $        275,569     $        295,665    $         308,754
                                                          ================     ================    =================


                                    * * * * *

                                     PART C

                               OTHER INFORMATION

ITEM 26.       EXHIBITS

(a)   Board of Directors Resolutions.
      (1) Resolutions of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Separate Account. (Incorporated by Reference to Post-Effective Amendment No. 7 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).)
      (2) Board Resolution for Merger and Combination of Accounts. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)


(b)   Custodian Agreements. Not applicable.


(c)   Underwriting Contracts.
      (1) Distribution Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Amended Sales Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(d)   Contracts.
      (1) Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Guarantee of Insurability Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (3) Death Benefit Proceeds Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (4) Single Premium Immediate Annuity Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (5) Change of Insured Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (6) Partial Withdrawal Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (7) Special Allocation Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (8) Backdating Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (9) Additional Payment Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (10) Certificate of Assumption. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (11) Company Name Change Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(e)   Applications.
      (1) Application form for Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(f)   Depositor's Certificate of Incorporation and By-Laws.
      (1) Articles of Amendment, Restatement, and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(g)   Reinsurance Contracts.

      Not Applicable.


(h)   Participation Agreements.
      (1) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series Fund, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Funds Distributor, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (3) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (4) Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 3 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (5) Form of Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)
      (6) Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (7) Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (8) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 11 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (9) Form of Participation Agreement among Merrill Lynch Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. (Incorporated by reference to Merrill

             Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 12 to Form N-4 Registration No. 33-43773 Filed May 1, 1998.)
      (10) Form of Participation Agreement between Merrill Lynch Life Insurance Company and Mercury Asset Management V.I. Funds, Inc. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 15 to Form N-4 Registration No. 33-43773 Filed April 14, 1999.)
      (11) Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)
      (12) Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (13) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (14) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (15) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (16) Amendment to the Participation Agreement Among MFS(R) Variable Insurance Trust(SM), Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (17) Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (18) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company and Hotchkis and Wiley Variable Trust. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(i)   Administrative Contracts.
      (1) Amended form of terminated Service Agreement between Merrill Lynch Life Insurance Company and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Service Agreement among Merrill Lynch Life Insurance Company, Family Life Insurance Company and Merrill Lynch Insurance Group, Inc. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)

(j)   Other Material Contracts.

      Not applicable.


(k)   Legal Opinion.
      (1) Opinion and Consent of Barry G. Skolnick, Esq. as to the legality of the securities being registered. (Incorporated by Reference to Post-Effective Amendment No. 6 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)

(l)   Actuarial Opinion.

      Not applicable.


(m)   Calculations.

      Not applicable.


(n)   Other Opinions.

      (1)     Written Consent of Barry G. Skolnick, Esq.


      (2)     Written Consent of Deborah J. Adler, FSA, MAAA.


      (3)     Written Consent of Deloitte & Touche LLP, Independent Auditors.


(o)   Omitted Financial Statements.

      Not Applicable.


(p)   Initial Capital Agreements.

      Not Applicable.


(q)   Redeemability Exemption.
      (1) Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption Procedures. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Supplement to Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption Procedures. (Incorporated by Reference to Registrant's Post-Effective Amendment No. 8 to the Registration Statement filed on Form S-6 (File No. 33-55472).)

(r)   Powers of Attorney.
      (1) Power of Attorney of Barry G. Skolnick. (Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Power of Attorney from H. McIntyre Gardner. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-63904 Filed June 26, 2001.)
      (3) Power of Attorney from Christopher J. Grady. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-63904 Filed June 26, 2001.)
      (4) Power of Attorney from Nikos K. Kardassis. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-63904 Filed September 10, 2001.)
      (5) Power of Attorney for Deborah J. Adler. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, File No. 333-90243 Filed April 22, 2003.)
      (6) Power of Attorney for Joseph E. Justice. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, File No. 333-90243 Filed April 22, 2003.)

ITEM 27.     DIRECTORS AND OFFICERS OF THE DEPOSITOR*



---------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS            POSITIONS AND OFFICES WITH DEPOSITOR
---------------------------------------------------------------------------------------------
 Deborah J. Adler(1)                            Director, Senior Vice President, and Chief
                                                Actuary
---------------------------------------------------------------------------------------------
 H. McIntyre Gardner(2)                         Director and Chairman of the Board
---------------------------------------------------------------------------------------------
 Christopher J. Grady(4)                        Director and Senior Vice President
---------------------------------------------------------------------------------------------
 Joseph E. Justice(1)                           Director, Senior Vice President, Chief
                                                Financial Officer, and Treasurer
---------------------------------------------------------------------------------------------
 Nikos K. Kardassis(4)                          Director, President and Chief Executive
                                                Officer
---------------------------------------------------------------------------------------------
 Barry G. Skolnick(1)                           Director, Senior Vice President, and General
                                                Counsel
---------------------------------------------------------------------------------------------
 Andrew J. Bucklee(1)                           Senior Vice President
---------------------------------------------------------------------------------------------
 Brian H. Buckley(1)                            Vice President and Senior Counsel
---------------------------------------------------------------------------------------------
 Toni DeChiara(1)                               Vice President
---------------------------------------------------------------------------------------------
 Alison Denis(4)                                Senior Vice President
---------------------------------------------------------------------------------------------
 Edward W. Diffin, Jr.(1)                       Vice President and Senior Counsel
---------------------------------------------------------------------------------------------
 Scott Edblom(1)                                Vice President and Product Actuary
---------------------------------------------------------------------------------------------
 Amy L. Ferrero(3)                              Senior Vice President, Administration
---------------------------------------------------------------------------------------------
 Frances C. Grabish(1)                          Vice President and Senior Counsel
---------------------------------------------------------------------------------------------
 Roger Helms(1)                                 Vice President
---------------------------------------------------------------------------------------------
 Patrick Lusk(1)                                Vice President and Appointed Actuary
---------------------------------------------------------------------------------------------
 Robin A. Maston(1)                             Vice President and Senior Compliance Officer
---------------------------------------------------------------------------------------------
 Jane R. Michael(3)                             Vice President
---------------------------------------------------------------------------------------------
 Terry L. Rapp(1)                               Vice President, Senior Compliance Officer,
                                                and Assistant Secretary.
---------------------------------------------------------------------------------------------
 Concetta M. Ruggiero(4)                        Senior Vice President
---------------------------------------------------------------------------------------------
 Lori M. Salvo(1)                               Vice President, Senior Counsel, and Director
                                                of Compliance
---------------------------------------------------------------------------------------------
 Greta Rein Ulmer(1)                            Vice President and Senior Compliance Officer
---------------------------------------------------------------------------------------------
 Kelley Woods(3)                                Vice President
---------------------------------------------------------------------------------------------
 Connie F. Yost(1)                              Vice President and Controller
---------------------------------------------------------------------------------------------


* Each director is elected to serve until the next annual shareholder meeting or until his or her successor is elected and shall have qualified.

-------------------------------
(1) Business Address is 1300 Merrill Lynch Drive, Pennington, New Jersey 08534.
(2) Business Address is 4 World Financial Center New York, NY 10080.
(3) Business Address is 4804 Deer Lake Drive East Jacksonville, FL 32246.

(4) Business Address is 800 Scudders Mill Road-3D Plainsboro, NJ 08536.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


Merrill Lynch Life Insurance Company is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

A list of subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") appears below.

                         SUBSIDIARIES OF THE REGISTRANT


The following are subsidiaries of ML & Co. as of February 24, 2004 and the states or jurisdictions in which they are organized. Indentation indicates the principal parent of each subsidiary. Except as otherwise specified, in each case ML & Co. owns, directly or indirectly, at least 99% of the voting securities of each subsidiary. The names of particular subsidiaries have been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1.02(w) of Regulation S-X under the Securities Exchange Act of 1934.



                                                                         STATE OF
NAME                                                             JURISDICTION AND ENTITY
----                                                           ----------------------------
Merrill Lynch & Co., Inc. ..................................   Delaware
  Merrill Lynch, Pierce, Fenner & Smith Incorporated (1)....   Delaware
     Merrill Lynch Life Agency Inc. (2).....................   Washington
     Merrill Lynch Professional Clearing Corp. (3)..........   Delaware
  Merrill Lynch Capital Services, Inc. .....................   Delaware
  Merrill Lynch Government Securities, Inc. ................   Delaware
     Merrill Lynch Money Markets Inc. ......................   Delaware
  Merrill Lynch Group, Inc. ................................   Delaware
     Merrill Lynch Investment Managers Group Limited (4)....   England
       Merrill Lynch Investment Managers Holdings Limited...   England
       Merrill Lynch Investment Managers Limited............   England
     Fund Asset Management, L.P. (5)........................   Delaware
     Merrill Lynch Investment Managers, L.P. (5)............   Delaware
       Merrill Lynch Investment Managers, LLC...............   Delaware
       Merrill Lynch Alternative Investments LLC............   Delaware
     Merrill Lynch Bank & Trust Co. ........................   New Jersey
       Financial Data Services, Inc. .......................   Florida
          ML Mortgage Holdings Inc. ........................   Delaware
     Merrill Lynch Insurance Group, Inc. ...................   Delaware
       Merrill Lynch Life Insurance Company.................   Arkansas
       ML Life Insurance Company of New York................   New York
       Roszel Advisors, LLC.................................   Delaware
     Merrill Lynch International Finance Corporation........   New York
       Merrill Lynch International Bank Limited.............   England
          Merrill Lynch Bank (Suisse) S.A. .................   Switzerland
       Merrill Lynch Group Holdings Limited.................   Ireland
          Merrill Lynch Capital Markets Bank Limited........   Ireland
     Merrill Lynch Mortgage Capital Inc. (6)................   Delaware
     Merrill Lynch Trust Company, FSB.......................   Federal
     Merrill Lynch Fiduciary Services, Inc. ................   New York
     MLDP Holdings, Inc. ...................................   Delaware
       Merrill Lynch Derivatives Products AG................   Switzerland
  ML IBK Positions, Inc. ...................................   Delaware
     Merrill Lynch Capital Corporation......................   Delaware
  ML Leasing Equipment Corp. (7)............................   Delaware
  Merrill Lynch Canada Holdings Company.....................   Nova Scotia
     Merrill Lynch Canada Finance Company...................   Nova Scotia
     Merrill Lynch & Co., Canada Ltd. ......................   Ontario

                                                                         STATE OF
NAME                                                             JURISDICTION AND ENTITY
----                                                           ----------------------------
       Merrill Lynch Canada Inc. ...........................   Canada
Merrill Lynch Bank USA......................................   Utah
  Merrill Lynch Bank USA Funding Corporation................   Delaware
  Merrill Lynch Business Financial Services Inc. ...........   Delaware
  Merrill Lynch Credit Corporation..........................   Delaware
     Merrill Lynch NJ Investment Corporation................   New Jersey
  Merrill Lynch Utah Investment Corporation.................   Utah
  Merrill Lynch Community Development Company, LLC..........   New Jersey
  Merrill Lynch Commercial Finance Corp. ...................   Delaware
Merrill Lynch International Incorporated....................   Delaware
  Merrill Lynch (Australasia) Pty Limited...................   New South Wales, Australia
     Merrill Lynch Finance (Australia) Pty Limited..........   Victoria, Australia
     Merrill Lynch International (Australia) Limited (8)....   New South Wales, Australia
  Merrill Lynch International Holdings Inc. ................   Delaware
     Merrill Lynch Bank and Trust Company (Cayman)             Cayman Islands, British West
       Limited..............................................   Indies
     Merrill Lynch Capital Markets AG.......................   Switzerland
     Merrill Lynch Europe PLC...............................   England
       Merrill Lynch Holdings Limited (9)...................   England
          Merrill Lynch International (10)..................   England
       Merrill Lynch Capital Markets Espana S.A. S.V. ......   Spain
       Merrill Lynch (Singapore) Pte. Ltd. (11).............   Singapore
     Merrill Lynch South Africa (Pty) Ltd. (12).............   South Africa
     Merrill Lynch Mexico, S.A. de C.V., Casa de Bolsa......   Mexico
     Merrill Lynch Argentina S.A. ..........................   Argentina
     Merrill Lynch Pierce Fenner & Smith de Argentina          Argentina
       S.A.F.M. y de M......................................
     Banco Merrill Lynch de Investimentos S.A. .............   Brazil
     Merrill Lynch S.A. ....................................   Luxembourg
     Merrill Lynch Europe Ltd. .............................   Cayman Islands, British West
                                                               Indies
     Merrill Lynch France S.A.S. ...........................   France
       Merrill Lynch Capital Markets (France) S.A.S. .......   France
       Merrill Lynch, Pierce, Fenner & Smith S.A.S. ........   France
     Merrill Lynch (Asia Pacific) Limited...................   Hong Kong
       Merrill Lynch Far East Limited.......................   Hong Kong
  Merrill Lynch Japan Securities Co., Ltd. .................   Japan
     Merrill Lynch Japan Finance Co., Ltd. .................   Japan


---------------

 (1) MLPF&S also conducts business as "Merrill Lynch & Co."



 (2) Similarly named affiliates and subsidiaries that engage in the sale of insurance and annuity products are incorporated in various other jurisdictions.



 (3) The preferred stock of the corporation is owned by an unaffiliated group of investors.



 (4) Held through several intermediate holding companies.



 (5) Princeton Services, Inc. is general partner and ML & Co. is limited partner.



 (6) Held through several intermediate subsidiaries.



 (7) This corporation has more than 32 direct or indirect subsidiaries operating in the United States and serving as either general partners or associate general partners of limited partnerships.



 (8) Held through an intermediate subsidiary.



 (9) Held through an intermediate subsidiary.



(10) Partially owned by another indirect subsidiary of ML & Co.



(11) Held through intermediate subsidiaries.



(12) Partially owned by another indirect subsidiary of ML & Co.

ITEM 29.     INDEMNIFICATION


Merrill Lynch Life Insurance Company's By-Laws provide, in Article VI, as follows:

SECTION 1. ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

SECTION 3. RIGHT TO INDEMNIFICATION. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

SECTION 4. DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch & Co., Inc. are entitled to indemnification from Merrill Lynch & Co. Inc., to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such persons in any capacity in which such persons serve Merrill Lynch & Co., Inc. or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch & Co., Inc. prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

Merrill Lynch & Co., Inc. has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the indemnification described above, liabilities for which indemnification is not provided under the By-Laws. The Company will pay an allocable portion of the insurance premium paid by Merrill Lynch & Co., Inc. with respect to such insurance policy.

ARKANSAS BUSINESS CORPORATION LAW

In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgements, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.     PRINCIPAL UNDERWRITERS


(a) Merrill Lynch, Pierce, Fenner & Smith Incorporated also acts as principal underwriter for the following additional funds: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Tax-Exempt Fund; CMA Treasury Fund; CMA Multi-State Municipal Series Trust; WCMA Money Fund; WCMA Government Securities Fund; WCMA Tax-Exempt Fund; WCMA Treasury Fund; The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities; The Fund of Stripped ("Zero") U.S. Treasury Securities; Merrill Lynch Trust for Government Securities; MLIG Variable Insurance Trust; Municipal Income Fund; Municipal Investment Trust Fund; The Municipal Fund Accumulation Program, Inc.; Defined Asset Funds; Corporate Income Fund; Government Securities Income Fund; Equity Investor Fund; and Protected Income Strategies Fund, Inc.


Merrill Lynch, Pierce, Fenner & Smith Incorporated also acts as principal underwriter for the following additional accounts: Merrill Lynch Life Variable Annuity Separate Account A; Merrill Lynch Life Variable Annuity Separate Account B; Merrill Lynch Life Variable Annuity Separate Account C; Merrill Lynch Life Variable Annuity Separate Account D; Merrill Lynch Variable Life Separate Account; Merrill Lynch Life Variable Annuity Separate Account; ML of New York Variable Life Separate Account; ML of New York Variable Life Separate Account II; ML of New York Variable Annuity Separate Account; ML of New York Variable Annuity Separate Account A; ML of New York Variable Annuity Separate Account B; ML of New York Variable Annuity Separate Account C; and ML of New York Variable Annuity Separate Account D.

(b) The directors, president, treasurer and executive vice presidents of Merrill Lynch, Pierce, Fenner & Smith Incorporated are as follows:


NAME AND PRINCIPAL
BUSINESS ADDRESS                                  POSITIONS AND OFFICES WITH UNDERWRITER
------------------                                --------------------------------------
Candace E. Browning                    Director and Senior Vice President
Gregory J. Fleming                     Director and Executive Vice President
James P. Gorman                        Director, Chairman of the Board and Chief Executive Officer
Do Woo Kim                             Director and Executive Vice President
Carlos M. Morales                      Director and Senior Vice President
Rosemary T. Berkery                    Executive Vice President
Ahmass L. Fakahany                     Executive Vice President
Allen G. Braithwaite, III              Treasurer


-------------------------------


Business address for all persons listed: 4 World Financial Center, New York, NY 10080



(c) Not Applicable.


ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the depositor at the principal executive offices at 1300 Merrill Lynch Drive, 2nd Floor, Pennington, New Jersey 08534 and the Service Center at 4804 Deer Lake Drive East, Jacksonville, Florida 32246.

ITEM 32.     MANAGEMENT SERVICES


Not applicable.


ITEM 33.     FEE REPRESENTATION

Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Merrill Lynch Life Variable Life Separate Account II, certifies that this Post-Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485, and accordingly, has caused this Amendment to be signed on its behalf, in the Borough of Pennington, State of New Jersey, on this 26th day of April, 2004.



                                              Merrill Lynch Life Variable Life
                                              Separate Account II
                                                             (Registrant)

Attest: /s/ EDWARD W. DIFFIN, JR.             By: /s/ BARRY G. SKOLNICK
                                              -------------------------------------------------------
----------------------------------------         Barry G. Skolnick
       Edward W. Diffin, Jr.                     Senior Vice President and General Counsel
       Vice President and Senior Counsel

                                              Merrill Lynch Life Insurance Company
                                                             (Depositor)



Attest: /s/ EDWARD W. DIFFIN, JR.             By: /s/ BARRY G. SKOLNICK
                                              -------------------------------------------------------
----------------------------------------         Barry G. Skolnick
       Edward W. Diffin, Jr.                     Senior Vice President and General Counsel
       Vice President and Senior Counsel



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the registration statement has been signed below by the following persons in the capacities indicated on April 26, 2004.



             SIGNATURE                                      TITLE
             ---------                                      -----

                 *                     Director, Senior Vice President, and Chief
------------------------------------   Actuary
          Deborah J. Adler


                 *                     Director and Chairman of the Board
------------------------------------
        H. McIntyre Gardner


                 *                     Director and Senior Vice President
------------------------------------
         Christopher Grady


                 *                     Director, Senior Vice President, Chief
------------------------------------   Financial Officer, and Treasurer
         Joseph E. Justice


                 *                     Director, President, and Chief Executive
------------------------------------   Officer
         Nikos K. Kardassis


* By:     /s/ BARRY G. SKOLNICK        In his own capacity as Director, Senior Vice
      ------------------------------   President, and General Counsel, and as
            Barry G. Skolnick          Attorney-In-Fact

                                  EXHIBIT LIST



Exhibit (n)(1) Written Consent of Barry J. Skolnick, Esq.



Exhibit (n)(2) Written Consent of Deborah J. Adler, FSA, MAAA.



Exhibit (n)(3) Written Consent of Deloitte & Touche LLP, Independent Auditors.